UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21364

Schroder Global Series Trust
(Exact name of registrant as specified in charter)

875 Third Avenue, 22nd Floor New York, NY			10022
(Address of principal executive offices)			(Zip code)

Carin F. Muhlbaum 875 Third Avenue, 22nd Floor New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-464-3108

Date of fiscal year end:	October 31, 2015

Date of reporting period:	April 30, 2015

Item 1.   Reports to Stockholders.

Schroder Mutual Funds

April 30, 2015	Semi-Annual Report

Domestic Equity
Schroder North American Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund

Global & International Equity
Schroder Emerging Market Equity Fund
Schroder Emerging Markets Multi-Cap Equity Fund
Schroder International Alpha Fund
Schroder International Multi-Cap Value Fund
Schroder Global Multi-Cap Equity Fund

Table of Contents

Letter to Shareholders	1

Management Discussion and Analysis	3

Schedules of Investments

North American Equity Fund	24

U.S. Opportunities Fund	30

U.S. Small and Mid Cap Opportunities Fund	33

Emerging Market Equity Fund	36

Emerging Markets Multi-Cap Equity Fund	39

International Alpha Fund	47

International Multi-Cap Value Fund	50

Global Multi-Cap Equity Fund	64

Statements of Assets and Liabilities	76

Statements of Operations	80

Statements of Changes in Net Assets	82

Financial Highlights	86

Notes to Financial Statements	92

Disclosure of Fund Expenses	109

Proxy Voting (Unaudited)

A description of the Funds’ proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund’s Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds’ Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC’s website at http://www.sec.gov.

Form N-Q (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

June 15, 2015

Dear Shareholder:

The reporting period was dominated by central bank and currency divergence headlines, resulting in significant dislocations across the major asset classes. Overall, equities were the clear winner as investors’ appetite for risk assets propelled most markets higher amid an extraordinarily low bond yield environment.

While the Federal Reserve ended its Quantitative Easing (QE) program, central bankers in other countries saw the need to provide further monetary accommodation in their markets.  The European Central Bank (ECB), along with 21 other central bank authorities, followed their counterparts in the U.S., Japan and U.K. and initiated QE earlier this year. This, in turn, pushed many major currencies lower versus the dollar, namely the euro, which nearly reached parity for the first time since 2003. In addition, commodities were hit hard earlier in the reporting period when oversupply along with lower global growth forecasts caused prices to sell off significantly.

Among the major asset classes, U.S. equities, led by smaller-cap stocks, continued to achieve strong returns as favorable economic and employment data proved to be enough to offset a weak earnings season and the threat of rising interest rates.

International stocks were also led higher as valuations and the prospects of extraordinary QE policies led many investors to rotate among overseas equity assets. The emerging markets (EM), while posting respectable returns in aggregate, experienced the widest dislocation as commodity-producing economies were hard hit relative to the more balanced EM economies.

Bond investors were left reeling as record low, and even negative, foreign bond yields forced income-seeking investors to go further out on the yield curve and down the credit spectrum. As a result, high yield bonds moderately outperformed investment grade bonds, and long-duration bonds generally did well during the reporting period as the threat of interest rate hikes kept shorter-duration bond returns relatively muted.

After several years of complacency, volatility has returned to the global markets with a vengeance, and we believe is likely to persist over the foreseeable future. Typically, this has led to robust opportunities for select asset classes, and challenges for others.

Those investors who continue to stay the course, in our view, have a good chance to weather bumps in the road as well as find those pockets of growth that may become unearthed. During times like these, we encourage you to consult with your financial advisor to help evaluate your long-term objectives and review your current asset allocation to ensure it is appropriate given the prevailing market environment.

Again, we thank you for including Schroders in your financial plan, and we look forward to our continued relationship.

Sincerely,

Mark A. Hemenetz, CFA
President

IMPORTANT INFORMATION CONCERNING MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of April 30, 2015. The views expressed in the Management Discussion and Analysis sections (the “MD&As”) are those of the respective Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc (“SIMNA”). The MD&As contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. A Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any double digit returns are highly unusual and cannot be sustained.  Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect expense limitations in effect during the periods shown; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Current and month-end performance and other information, which may be lower or higher than that cited, is available by contacting Schroder Investment Management North America Inc. at (212) 641-3800 and is periodically updated on our website: www.schroderfunds.com.

Performance information has not been included in the MD&As for any share class of a Fund that commenced operations during the 6-month period ended April 30, 2015.

Schroder North American Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder North American Equity Fund (the “Fund”) rose 3.63% (Investor Shares) and 3.44% (Advisor Shares). For the same six-month period, the S&P 500 Index (the “Index”), a market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ, rose by 4.40%.

Market Background

U.S. equities gained over the six-month period. With the Federal Reserve completing the tapering of its quantitative easing drive, attention switched to the likely timing of the first interest rate rise. Economic data was somewhat mixed over the period, largely due to poor winter weather, although labor market data continued to hold up relatively well. The U.S. dollar strengthened amid expectations of tighter monetary policy in the U.S. while other major central banks — notably in Japan and the eurozone — continued to ease monetary policy. Oil prices fell over the period amid oversupply concerns.

There was a divergence between styles, with growth outpacing value. Reflecting the broader preference for growth, two of the best performing sectors were health care and technology. Both sectors were at the epicenter of a vibrant period for mergers and acquisitions and initial public offerings. Health care’s performance came despite a sell-off in U.S. biotechnology at the end of 2014, triggered by valuation concerns within the sector.

Beneficiaries of the fall in oil prices also did well. With people spending less at the pumps, more was available for restaurants, gifts and home improvements. Consumer stocks, including retailers, benefited accordingly and consumer discretionary was the top performing sector for the period.  At the other end of the performance spectrum, energy was the worst performing sector, followed by utilities. The U.S. dollar’s gains weighed on commodity prices, which were already under pressure from over-supply concerns.

Portfolio Review

The Fund ended the period behind its benchmark. We continue to hold lower allocations to areas of the market where we believe valuations are not justified by business quality. This proved detrimental in an environment dominated by a singular focus on growth. This theme was particularly prominent in the consumer discretionary sector where our lower allocation to retail, including stocks such as Amazon.com and Netflix, detracted from relative returns.

Health care was another area that detracted from relative performance, notably the pharmaceutical sector.  Merger & acquisition activity continued over the period with excitable investors rewarding both the acquirees (an unsurprising response) and the acquirers (more unusual). Resources were also negative in aggregate despite our preference for integrated oil & gas stocks over the more volatile explorers.

On the positive side, the information technology (IT) sector made a positive contribution to relative returns, which we attribute to the Fund’s positioning within IT services and semiconductors. Ongoing uncertainty over the direction of U.S. interest rates meant that stocks that trade as ‘bond surrogates’ remained volatile over the period. The Fund’s negligible weight in U.S. utilities was therefore a positive contributor to relative returns as these unattractive yield replacements sold off in aggregate.

Market Outlook

It is still hard to argue that the U.S. market is cheap. At the beginning of the year, investors had priced in fewer threats to the U.S. economy than elsewhere, but recently some of these favorable dynamics have become less clear.

Within defensive industries, we retain the Fund’s preference for health care in aggregate despite reducing our exposure to pharmaceutical and health care equipment stocks. The Fund’s underweight to the food & drink industry remains as many stocks still currently trade at full valuations, although a select few high quality names have underperformed and are now more interesting. The Fund’s position in utilities is our largest underweight as the sector still looks unattractive and very crowded.

In financials, we believe complex banks continue to offer better opportunities than relatively more expensive simple banks. Real estate remains unattractive overall, and is our second largest underweight, while we remain overweight life & health insurance.

The Fund’s position in technology continues to be elevated. Our focus remains on attractively valued companies that have ‘mature’ business models that are shareholder friendly, such as Microsoft and Cisco, over more ‘exciting’ software stocks like salesforce.com. Within consumer discretionary, the Fund remains underweight leisure and auto stocks. Within industrials, we favor machinery and defense.

The Fund is underweight in materials, particularly expensive chemicals stocks, preferring high quality names trading on depressed valuations. In energy we are seeking to avoid the higher cost producers that we believe are likely to be hit harder by oil price volatility, preferring integrated oils and refiners instead.

PERFORMANCE INFORMATION

	One Year Ended	Five Years Ended	Ten Years Ended
	April 30, 2015	April 30, 2015 (a)	April 30, 2015 (a)
Schroder North American Equity Fund —
Investor Shares	11.28%	13.42%	8.22%
Advisor Shares	10.88%	13.01%	7.84	%(b)
S&P 500 Index	12.98%	14.33%	8.32%

(a)	Average annual total returns.
(b)

The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Apple	4.2%
Microsoft	2.4
ExxonMobil	2.3
Johnson & Johnson	1.7
Wells Fargo	1.6

Sector Allocation

Sector	% of Net Assets
Information Technology	21.3%
Financials	16.0
Healthcare	15.6
Consumer Discretionary	11.7
Industrials	11.1
Consumer Staples	9.1
Energy	8.5
Materials	2.6
Telecommunication Services	2.4
Utilities	1.1
Other Assets less Liabilities	0.6

Schroder U.S. Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder U.S. Opportunities Fund (the “Fund”) gained 5.03% (Investor Shares) and 4.93% (Advisor Shares) compared to the Russell 2000 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 4.65%.

Market Background

Perhaps the biggest story in recent months was the fall in the price of oil, which began mid-year 2014.  For the six-month period under review, the spot price of West Texas Intermediate oil fell by 27% from $80.54 to $58.58.  This accounted for approximately half of the 58% decline in the price of oil that occurred between July 2014 and March 2015.  As a result, the energy sector was the worst performing sector in the Index, declining -12.8% for the six months.  The next weakest sector was producer durables, which returned +1.1% and felt the effects of another large macro story during recent months — the strengthening U.S. dollar.  During the six- month period, the U.S. dollar gained 15% versus the euro, and this had a negative impact on companies with meaningful overseas sales.

At the other end of the spectrum, health care was the leading sector in the Index (+13.3%), driven by strong returns in the biotechnology (+18.5%) and pharmaceutical sectors (+12.9%), where a frenzy of offerings and deals drove the returns.

The current environment is one of nominally higher-than-average valuations, which we believe are made possible by the artificially low interest rate environment.  Said differently, 21.5x earnings in a 2% rate world are not the same as 21.5x earnings in a 6% rate world.  The common wisdom is that the Federal Reserve Board (the “Fed”) will begin to raise the Fed Funds rate this year; the question is when, and while there are many answers to that question, the truth seems to be that no one really knows.  When the rate does increase, we expect it to have an impact on valuations.

Portfolio Review

Stock selection was the main driver of the Fund’s outperformance during the period.  Our strongest selection occurred in technology and consumer discretionary.  We also benefited from underweighting the energy and real estate investment trust (REIT) sectors.  In the technology area, we particularly benefitted from holdings in both Sapient, which was acquired by the French firm Publicis Groupe, and Fortinet, which provides sought-after threat management and network security solutions and released a strong earnings report.  In the consumer discretionary sector, we had noteworthy contributions in the restaurant industry (Red Robin Gourmet Burgers and Domino’s Pizza) and in the entertainment industry (AMC Entertainment Holdings).  We also did well in specialty retail (American Eagle Outfitters).

In the producer durables sector, notable holdings included ServiceMaster Global Holdings, which provides residential and commercial services, including pest and termite control services, and Hexcel, which is in the aerospace industry and makes composite materials used in aircraft production.

In contrast, we detracted value in our health care holdings due to underweights in the biotechnology and pharmaceutical industries.  This is partly due to our bias towards companies with positive trailing 12-month earnings, a trait not present for many companies in the biotechnology industry.  The Fund had an average cash exposure of 7.3%, which detracted from relative returns.

Market Outlook

Although we are finally beginning to see modest signs of wage recovery, the overall economic recovery has been slower than anyone anticipated.  In the end, this should enable moderate income families to participate in the recovery, which we view as a positive outcome, given that U.S. Gross Domestic Product (GDP) is over 70% driven by the consumer.

We believe there are also some positive signs in the housing market.  While we are not seeing a roaring recovery in new home starts, the modest increases we have seen that we believe point to a more long-lived recovery in the housing market, which is important due to its multiplier effect on the broader economy.

One area of concern has been the biotechnology group. We feel that we have reached a level of “frothiness” that has the feel of a bubble.  Additionally, we are noticing an increasing number of low quality biotech companies entering the IPO market.  Historically, this is rarely a good sign.

While the market has been anticipating a rise in short-term rates since 2014, only recently have we seen longer-term yields increases with the recent move on the 10-year U.S. Treasury.  After hitting a low of 1.64% in late January, rates moved up to 2.02% by the end of April and up to 2.44% as of this writing.  Notably, this is still quite low relative to the past 20 years.  We will continue to monitor the rate situation closely as we believe a rise in short-term rates is likely to impact certain sectors, such as utilities, differently than others, such as financials, which have historically done well during rising rate periods. More importantly, since the stock market generally does not like uncertainty, we believe domestic stocks are likely to continue exhibiting volatility until there is clear guidance by the Fed.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015	Five Years Ended April 30, 2015 (a)	Ten Years Ended April 30, 2015 (a)
Schroder U.S. Opportunities Fund (b) —
Investor Shares	11.17%	12.10%	10.40%
Advisor Shares	10.84%	11.79%	10.12	%(c)
Russell 2000 Index	9.71%	12.73%	9.18%

(a)	Average annual total returns.
(b)	Effective May 1, 2006, the management fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.
(c)

The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	4.5%
CoreLogic	1.8
Brown & Brown	1.6
VWR	1.5
NorthWestern	1.5

Sector Allocation

Sector	% of Net Assets
Financial Services	21.8%
Healthcare	15.0
Technology	12.8
Producer Durables	12.7
Consumer Discretionary	11.9
Materials & Processing	10.6
Investment Company	4.5
Utilities	3.7
Other Energy	2.4
Consumer Staples	0.6
Other Assets less Liabilities	4.0

Schroder U.S. Small and Mid Cap Opportunities Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Fund”) gained  7.90% (Investor Shares) and 7.78% (Advisor Shares) compared to the Russell 2500 Index (the “Index”), a broad-based basket of stocks with characteristics similar to the Fund’s portfolio, which rose 5.64%.

Market Background

Perhaps the biggest story over the six months was the fall in the price of oil, which began mid-year 2014 and continued into early 2015.  For the six-month period under review, the spot price of West Texas Intermediate oil fell by 27% from $80.54 to $58.58.  This was approximately half of the 58% decline in the price of oil which occurred between July 2014 and March 2015.  As a result, the energy sector was the worst performing sector in the Index, declining -12.8% for the six months.  The next weakest sector was producer durables with a return of +1.1%.  This sector felt the effects another large macro story — the strengthening U.S. dollar.  During the six-month period, the U.S. dollar gained 15% versus the euro, which had a negative impact on companies with meaningful overseas sales.

Health care was the leading sector (+14.9%) driven by strong returns in the biotechnology (+18.1%) and pharmaceutical sectors (+21.6%) as a frenzy of offerings and deals drove returns.  In general we have difficulty investing in biotech given our bias towards companies with positive trailing 12-month earnings.

The current environment is one of nominally higher-than-average valuations, which we believe are made possible by the artificially low interest rate environment.  Said differently, 21.5x earnings in a 2% rate world are not the same as 21.5x earnings in a 6% rate world.  The common wisdom is that the Federal Reserve Board (the “Fed”) will begin to raise the Fed Funds rate this year; the question is when, and while there are many answers to that question, the truth seems to be that no one really knows.  When the rate does increase, we expect it to have an impact on valuations.

Portfolio Review

Stock selection was the main driver of the Fund’s outperformance during the period.  Our strongest selection occurred in financial services (especially in the life insurance and financial data & systems industries) and producer durables.  Two holdings in the financial data industry are worthy of note. CoreLogic is a database company with extensive information on property, financial and consumer information.  Data items provided on real estate properties range from historical pricing to esoteric items, such as earthquake activity in that locale.  Their data services are used by mortgage originators, financial institutions and government organizations.  A second stock, Vantiv, is an electronic payment processor.  Effectively they occupy the space between the merchant swiping a credit card and the issuing bank or financial institution.  We believe that this is an interesting and profitable niche in the payments industry.

In the producer durables sector, notable holdings include Rollins, Inc. (pest and termite control services) and several air transport companies (Alaska Air and Spirit Airlines — the latter of which the Fund subsequently sold).  We became interested in “low-cost” airlines because we believe they are following a rational business model of charging appropriately for each of their services, which we do not believe has been true of the airline industry for a long time.

In contrast, we detracted value in our health care holdings due to underweights in the biotechnology and pharmaceutical industries.  This is partly due to our bias towards companies with positive trailing 12-month earnings, a trait not present for many companies in the biotechnology industry.  The Fund had an average cash exposure of 6.8%, which detracted from relative returns.

Market Outlook

Although we are finally beginning to see modest signs of wage recovery, the overall economic recovery has been slower than anyone anticipated.  In the end, this should enable moderate income families to participate in the recovery, which we view as a positive outcome, given that U.S. Gross Domestic Product (GDP) is over 70% driven by the consumer.

We believe there are also some positive signs in the housing market.  While we are not seeing a roaring recovery in new home starts, the modest increases we have seen which we believe point to a more long-lived recovery in the housing market, which is important due to its multiplier effect on the broader economy.

One area of concern has been the biotechnology group. We feel that we have reached a level of “frothiness” that has the feel of a bubble.  Additionally, we are noticing an increasing number of low quality biotech companies entering the IPO market.  Historically, this is rarely a good sign.

While the market has been anticipating a rise in short-term rates since 2014, only recently have we seen longer-term yields increases with the recent move on the 10-year U.S. Treasury.  After hitting a low of 1.64% in late January, rates moved up to 2.02% by the end of April and up to 2.44% as of this writing.  Notably, this is still quite low relative to the past 20 years of history.  We will continue to monitor the rate situation closely as we believe a rise in short-term rates is likely to impact certain sectors, such as utilities, differently than others, such as financials, which have historically done well during rising rate periods. More importantly, since the stock market generally does not like uncertainty, we believe domestic stocks are likely to continue exhibiting volatility until there is clear guidance by the Fed.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Five Years Ended April 30, 2015 (a)		Annualized Since Inception (b)
Schroder U.S. Small and Mid Cap Opportunities Fund (d) —
Investor Shares	15.56%		13.62%		9.15%
Advisor Shares	15.17%		13.31%		8.88%
R6 Shares	15.65	%(c)	13.64	%(c)	9.16	%(c)
Russell 2500 Index	10.70%		14.01%		7.83%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.
(c)

The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

(d)

Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to 0.80% per annum. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
SPDR Barclays 1-3 Month T-Bill ETF	2.9%
Aramark	2.2
CoreLogic	1.8
Snap-on	1.7
Hexcel	1.5

Sector Allocation

Sector	% of Net Assets
Financial Services	21.9%
Consumer Discretionary	16.4
Healthcare	13.6
Technology	11.9
Materials & Processing	11.3
Producer Durables	11.2
Utilities	3.1
Investment Company	2.9
Other Energy	2.6
Auto & Transportation	1.4
Consumer Staples	0.8
Other Assets less Liabilities	2.9

Schroder Emerging Market Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder Emerging Market Equity Fund (the “Fund”) rose 3.10% (Investor Shares) and 3.02% (Advisor Shares). For the same six-month period, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, rose by 3.92%.

Market Background

Global equities registered solid gains over the six-month period. U.S. equities were positive but marginally lagged the wider market amid some disappointing economic data in the second half of the period. The Federal Reserve, in its March Federal Open Market Committee statement, removed the term “patient” from its policy stance and thereby opened the door for a rate increase. However, the Federal Reserve also lowered its key rate expectations and expressed concern over the strong U.S. dollar. European equities registered a stronger return, as a period of protracted weakness in macro data prompted the European Central Bank to launch sovereign quantitative easing in March - pledging to purchase $60 billion of assets per month. Meanwhile, following sharp energy price falls towards the end of 2014, there was some recovery with the price of oil rebounding 16.5% over the four months ending April 2015. Emerging markets posted gains, a large portion of which were attributable to a liquidity driven rally in China from the end of March. The Index outperformed the MSCI World.

Emerging Asia was the best performing region over the period. China was the stand-out market as a series of weak macro releases prompted the authorities to cut interest rates and reduce reserve requirements. Local equities were driven higher by expectations for further stimulus measures to support the slowing economy, and the local securities regulator’s move at the end of March to permit investors to invest in Hong Kong stocks. A liquidity driven rally has ensued. First quarter Gross Domestic Product (GDP) growth was in line with expectations at 7.0% Year over Year (YoY) but trade and industrial production data disappointed and the Purchasing Managers Index remains weak. The Philippines outperformed as GDP growth continued to be firm and lower oil prices supported a decrease in inflation. Taiwan finished ahead of the Index, with technology stocks underpinning outperformance. Korea recorded a positive return and outperformed. First quarter growth of 2.4% was slightly ahead of consensus expectations; however macro data remains generally weak and that prompted its central bank to cut rates in March. Thai equities fell as growth remained lackluster. During the period the military-led government voted to impeach former Prime Minster Yingluck Shinawatra and brought criminal charges against her. In India, reform continued to progress whilst easing inflation provided headroom for its central bank to cut rates. Although macro data remained relatively firm, rains in the north and west have weighed on market sentiment amid concerns could spur food price gains, increase inflation and prevent the central bank from implementing further interest rate cuts. Indonesian equities declined in value as corporate earnings disappointed and the outlook for growth appeared to deteriorate. Malaysia was the regional laggard, negatively impacted by the sharp decline in the oil price.

Emerging EMEA (Europe, Middle East, and Africa) equities experienced some divergent returns through the period. Hungary was the strongest regional market with large index stock OTP Bank leading the local market higher. South Africa generated a positive return with media company and large index stock Naspers supporting gains. The company has a stake in Chinese peer Tencent, which rallied strongly over the period. Poland and the Czech Republic both lagged the Index, although macro data remained firm. Egypt also lagged amid uncertainty over capital gains tax whilst the UAE and Qatar declined on the back of negative sentiment linked to lower energy prices. After experiencing some heavy declines at the end of 2014, Russian equities and the ruble have rebounded in 2015, largely due to some recovery in the price of crude oil and the reversal of emergency rate hikes implemented last year. However, this was not enough to recoup all of the losses and the market was down over the six-month period. After performing well through the first half of the period, as inflation fell, Turkish equities came under pressure as perceived political interference undermined the credibility and independence of its central bank, increasing volatility in the lira. Parliamentary elections scheduled for June have also weighed on the market. Greece was the worst performing Index market as radical left party Syriza won an early election with a mandate to end austerity. Negotiations to reach an improved debt agreement with European partners are ongoing, and the market has experienced significant volatility on the back of short term news flow.

All of the Latin America markets underperformed the benchmark over the period. Peru was the only market to finish in positive territory, and only slightly lagged the Index. Performance was primarily supported by gains in miners Southern Copper and Minas Buenaventura. The Chilean market was broadly flat. After a slowdown in growth through 2014, expectations for 2015 have improved whilst the central bank has supported the economy by lowering rates. In Mexico, the declining oil price was a headwind to the local market as energy reform was seen as a major contributor to the longer term growth outlook for the country. Following the re-election of President Rousseff in October, Brazilian equities remained weak as the economy has deteriorated. This has forced the government to adopt more orthodox economic policy. The real sold off sharply, partly due to its central bank’s abandonment of its currency intervention program in March. The appointment of Joaquim Levy as finance minister has been positive, whilst the central bank has also moved to raise rates to combat high inflation. A further drag on the market has been a corruption scandal at Petrobras which has resulted in the delay in publication of its third quarter earnings results. Although the publication of results in April removes some short-

term financing pressures, the company’s difficulties are far from over. Colombia was the worst regional market due to its high reliance on oil revenues, which has resulted in heavy falls in the peso.

Portfolio Review

The Fund’s performance was behind the Index over the six-month period ending April 30, 2015 as country allocation was positive while stock selection was negative, on a relative basis.

The overweight to China, which outperformed, added value, as did underweights to Mexico and Malaysia, which underperformed. This was somewhat offset by overweights to Turkey and India, which underperformed and therefore detracted from relative performance.

The main drag on performance was due to stock selection in China, where the liquidity driven rally supported gains in lower quality companies with generally weaker balance sheets; companies the portfolio will typically be underweight or have no exposure to. The rally has also been focused on companies perceived to benefit from potential mainland retail investor inflows following the loosening of Shanghai-Hong Kong Stock Connect regulations. Key stock detractors to performance were the Fund’s overweight positions in AIA Group, Brilliance China, AAC Technologies, Baidu and Sinopec, all of which lagged the liquidity-driven rally. Other negative stock effects included Korea (overweight Naver, Samsung C&T and Hana Financial) and Brazil (underweight Petrobras and overweight Kroton). This was somewhat offset by positive selection in Taiwan (overweight Catcher Technology, Advanced Semiconductor and Mediatek) and India (overweight Axis Bank, Lupin and HDFC Bank).

Market Outlook

Our outlook for global emerging markets (GEMs) remains little changed. The global macro backdrop is generally unsupportive with a “low growth for longer” scenario so far continuing to play out. This, in turn, has served to dampen risk appetite and to weigh on emerging export sectors in particular. Recent soft growth in the U.S. has led to increased U.S. dollar volatility. However, the prospect of ongoing divergent monetary policy between the U.S. and the eurozone and Japan, together with expectations of a rebound in U.S. growth, we believe will likely keep the U.S. dollar supported. Historically, a strong U.S. dollar has weighed on GEMs relative performance, meaning that the positive outlook for the U.S. dollar could continue to be a headwind for GEMs. Meanwhile, country specific challenges in emerging markets are serving to heighten market volatility; for example, concerns over the sustainability of the recent Chinese market rally and political uncertainty in Greece, Russia and more recently Turkey. The increasing importance of China in the Index also bears close monitoring, with MSCI’s decision on whether to include local A-shares in the Index due shortly. Overall GEMs appears to face a difficult environment. We are wary of the challenges facing GEMs and for the short-term, we have allowed cash to slightly increase in the portfolio.  However, there is a case to be made that many of the challenges facing GEMs have been priced in, at least to some extent, and the degree of investor negativity towards GEMs looks overdone. Notably, the Index is trading on around 12X Price to Earnings versus the MSCI U.S. index, which is trading on over 17X Price to Earnings.  In addition, IBES consensus earnings growth expectations are for around 9% for GEMs compared to 7% for the U.S., where U.S. dollar strength could weigh on the earnings of companies’ overseas operations.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Five Years Ended April 30, 2015 (a)		Annualized Since Inception (b)
Schroder Emerging Market Equity Fund —
Investor Shares	6.60%		2.95%		5.81%
Advisor Shares	6.37%		2.70%		5.59%
R6 Shares	6.60	%(c)	2.95	%(c)	5.81	%(c)
MSCI Emerging Markets Index	7.80%		3.02%		5.65%

(a)	Average annual total returns.
(b)	From commencement of fund operations on March 31, 2006.
(c)

The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Samsung Electronics	5.4%
Tencent Holdings	5.0
China Construction Bank Class H	3.8
Taiwan Semiconductor Manufacturing	3.7
China Petroleum & Chemical Class H	3.0

Geographic Allocation

% of Net Assets
Asia/Far East	73.8%
Europe	9.4
Latin America	9.0
Africa	3.4
Middle East	3.0
Other Assets less Liabilities	1.4

Schroder Emerging Markets Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder Emerging Markets Multi-Cap Equity Fund (the “Fund”) rose 1.47% (Investor Shares) and 1.35% (Advisor Shares). For the same six-month period, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the “Index”), a broad-based basket of emerging market stocks covering over 800 securities across 21 markets, rose by 3.92%.

Market Background

Emerging market equities lagged their developed market peers over the period. The sell-off in emerging markets that commenced in autumn 2014 intensified towards the end of the year as investors grew increasingly nervous in the face of a number of headwinds, principally the potential fragility of Russia, sluggish growth in China and the prospect of rising U.S. interest rates. However, after a poor end to 2014, emerging markets broadly tracked developed equities during the early part of 2015 and outperformed in April.

The export-heavy but resource-light Asian markets were the best performers over the six months, benefiting from continued weakness in commodity prices and the expectation of firmer overseas demand. China was one of the strongest equity markets during the period as the index rose to a seven-year high in the wake of monetary policy easing from the People’s Bank of China. Further policy easing appears to be in the cards given the recent weakness in Chinese economic data and the downward drift in inflation. Moves by the authorities to enable more widespread access to the market also drove returns.

Europe, Middle East and Africa (EMEA) markets registered a slightly negative return for the period. The Greek market was particularly weak. The left-wing anti-bailout party Syriza formed a new government following national elections in January but has struggled to gain concessions from its eurozone partners since then. The country now runs the risk of soon having insufficient funds to repay its creditors unless it can unlock more bailout funds.

The resource-laden Latin American markets were the weakest performers, dragged down by falls in commodity prices. The Brazilian market was particularly weak; Brazil’s economy stagnated last year, and we expect more of the same for 2015 on the back of weaker commodity exports even as inflation remains stubbornly high.

As in developed markets, investors exhibited a marked preference for “growth” over “value” during the period. From a sector perspective, technology and health care were two of the better performing sectors whilst materials and utilities were among the worst. Energy was the weakest sector overall due to the oil price drop.

Portfolio Review

The Fund lagged the Index over the period. The Fund’s positioning within China detracted from relative returns. This was in part due to our underweight allocation to Chinese financials, which performed strongly and now constitute over 10% of the entire Index, an all-time high. Our underweight allocation to software stock Tencent was another negative as the stock was a key beneficiary of investors searching for growth. Elsewhere in Asian markets, new government regulations on cement prices in Indonesia aimed at supporting the local construction industry hurt our exposure to two cement producers. However, stock selection was positive in Taiwan, notably within the technology hardware subsector. Our positioning within Malaysia also supported Fund performance.

Within EMEA, our overweight allocation to the region was negative but was offset by good stock selection. Stock picking successes were notable in Turkey and Greece where we avoided lower quality banks. However, stock selection was negative in South Africa, largely due to our avoidance of media stock Naspers which, like Tencent, benefited from the market’s hunt for growth stocks.

Our underweight allocation to Latin America made a positive contribution to returns for the period, particularly our low weighting in the Mexican market, which we continue to view as expensive. However, stock selection in Brazil had a negative impact.

Market Outlook

In terms of portfolio positioning, the low allocations to Chinese financials and to Samsung continue to drive an underweight in the Asian region. The strength of the Chinese equity market has encouraged us to trim areas that are no longer offering what we view to be attractive valuations, further reducing the allocation to Asia. This has occurred across most sectors but particularly within consumer discretionary, technology and telecoms. Whilst we continue to struggle to find any significant opportunities in Korea, in recent weeks, we have increased the Fund’s allocation to Korean consumer discretionary stocks. Elsewhere in Asia, we remain overweight Thailand (particularly the energy, technology and telecoms sectors) and Indonesian construction materials and machinery stocks. Our exposure to Taiwan is driven by being overweight its technology sector.

In the EMEA region, we have a long-running preference for South Africa across most sectors outside of media (Naspers). We have been increasing the Fund’s allocation to investments in Turkey (except financials) this year but are still only modestly overweight, and we remain underweight the former Frontier Markets (Qatar and UAE). We are broadly neutral Russia relative to the Index despite its cheapness, as we believe that there are few high quality opportunities. The exposure is also hampered by sanctions, higher transaction costs and American depository receipt (ADR) premiums.

We are underweight Latin America in aggregate, although overweight Brazil — we have continued to increase our exposure here. We are underweight Mexico and, although some limited opportunities have emerged (staples and telecoms) due to recent underperformance, it remains one of our least favored markets as valuations appear to be rich outside of its energy sector.

We continue to believe that performance within emerging markets will remain both diverse and volatile, particularly against the backdrop of a less supportive market environment in the form of a strong dollar and probable policy tightening of U.S. monetary policy. One encouraging factor, we believe, is that the combination of more competitive emerging market currencies and an inflation dividend for the commodity importing countries is boosting the prospect of a positive growth surprise later this year, albeit from a low base.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Annualized Since Inception (a)
Schroder Emerging Markets Multi-Cap Equity Fund (c) —
Investor Shares	4.55%		9.21%
Advisor Shares	4.29%		8.96%
R6 Shares	4.59	%(b)	9.23	%(b)
MSCI Emerging Markets Index	7.80%		11.96%

(a)	From commencement of fund operations on June 25, 2013.
(b)

The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the lower fees paid by R6 Shares.

(c)

Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to 0.80% per annum. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Sasol	1.0%
Taiwan Semiconductor Manufacturing ADR	1.0
Samsung Electronics GDR	1.0
Zhejiang Expressway Class H	1.0
Taiwan Semiconductor Manufacturing	1.0

Geographic Allocation

% of Net Assets
Asia/Far East	52.0%
Latin America	13.2
Africa	11.2
Europe	10.8
Short-Term Investments	7.2
Middle East	1.8
United Kingdom	0.7
Other Assets less Liabilities	3.1

Schroder International Alpha Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder International Alpha Fund (the “Fund”) gained 5.50% (Investor Shares) and 5.37% (Advisor Shares) compared to the Morgan Stanley Capital International (MSCI) EAFE Index (the “Index”), a broad-based basket of international stocks, which gained 6.81% during this same period.

Market Background

International equities gained over the six-month period, with monetary policy once again in the spotlight. Japan was the best regional performer as the stock market was boosted by further monetary policy easing from the central bank. Elsewhere, European equities were supported by the launch of the central bank’s quantitative easing program in March. Both the yen and euro weakened in response to the easing drive in these countries, while the U.S. dollar strengthened amid expectations that the Federal Reserve may increase interest rates in 2015.

The period was also characterized by a divergence between investment styles, with growth outpacing value. As a result, two of the best performing sectors were health care and technology. The consumer sector also gained strongly over the period as the continued fall in oil prices had a positive impact on disposable income. However, weaker energy prices had a negative impact on energy- and utilities-related stocks, which were the two worst performing sectors over the period.

Portfolio Review

The Fund underperformed the Index over the period as stock selection, particularly in the industrials and technology sectors, weighed on returns. Offsetting this, to some extent, was a positive contribution from our holdings in the consumer discretionary sector. By region, stock selection in Europe and Japan detracted from performance, although this was counteracted by the positive impact of our holdings in Asia Pacific.

At the stock level, the largest detractor was Nokia. Shares sold off sharply at the end of April as the company announced weak quarterly results and its intention to acquire telecommunications and network equipment manufacturer, Alcatel Lucent. We believe this announcement, while not necessarily negative, changes the strategic direction of the company, impacts our initial investment thesis, and therefore changes the fundamental risk of owning the name. The stock is currently under review as we fully assess the fundamental case for this major acquisition.

The Fund benefited from our underweight exposure to the energy sector but several of our energy holdings, including BG Group and Shell, were among the weaker performers.  Ongoing weakness in oil prices contributed to a poor performance from Shell. Earnings disappointment, in combination with concerns about potential losses in its U.S. upstream business at current oil prices, weighed on the stock. We believe it remains among the best positioned of the oil majors. Its recent bid to acquire BG Group is further evidence of how the strength of Shell’s balance sheet is enabling the company to be opportunistic in the current environment.

On the positive side, improving sentiment in the auto-related sector meant that a few of our auto-exposed holdings performed well. Favorable currency exposures, lower raw material prices and falling oil prices benefited both Bridgestone and Continental. Furthermore, we were encouraged by Bridgestone’s announcement of a 30% increase in dividend payments, which was announced this year, and reflects the strong financial position of the company and improving cashflow. At Continental, evidence of positive pricing and mix in their earnings results was beneficial for the share price. Elsewhere, life sciences company Lonza continued to perform strongly. We believe Lonza’s management team is executing well and should continue to improve the returns over the coming years. We are also encouraged by the company’s expectation that it can grow sales and profits this year, despite a considerable currency headwind.

Market Outlook

The rally across Asian markets seen in recent months serves to demonstrate the power of central bank liquidity. Despite slowing economic growth overall, the Chinese A share market has doubled in 12 months, and we believe that mainland China shares now exhibit many of the classic signs of a frenzied market. Stocks are being bought on margin by amateur investors, with little consideration for valuation, and the fear of being left behind appears to be a major factor driving investors to participate. In our view, with the A share market on an ex-financials price/earnings ratio of over 30x earnings, valuations are very high and stocks are vulnerable to a major correction. Hong Kong-listed stocks (both Hong Kong and China focused companies) appear to be more reasonably valued, and we would thus expect to continue to see money flow from China into Hong Kong through the stock connect mechanism.

European and Japanese stocks markets have seen some of the best earnings revisions of recent months, and have generally survived Q1 results season in good shape. 10-year bond yields across both regions are being kept exceptionally low by the respective quantitative easing programs, and this appears to be supporting a continued demand for income generating equities.

By contrast, the U.S. market has continued to underperform in early 2015, a reversal of its multi-year leadership. Currency benefits have translated into a significant number of companies surprising on top-line revenue growth in Europe and Asia, whereas in the U.S. it has been the opposite. The softer performance has in part been driven by negative earnings revisions resulting from the strength of the U.S. dollar. However, a weakening of the U.S. dollar over recent weeks brings into question the persistence of the dollar strength that consensus anticipates will keep forward earnings expectations under pressure. This could begin to rebalance U.S. market leadership away from domestic earnings towards foreign-exposed multinationals.

Commodity prices too have been adversely affected by a stronger dollar. The sharp movement in currency in Q4 2014 was instrumental in the collapse of oil price, along with concerns about the deterioration in the supply/demand balance. Easing concerns regarding the latter, along with recent weakness in the U.S. dollar, has supported global energy prices lately and relieved some of the huge pressure on commodity-related shares. We believe there is little evidence to suggest that this is much more than a relief rally at this stage, with most commodities remaining well supplied for the next 1-2 years.

However, after another weak start for the U.S. and global economy in Q1, consensus expectations for global economic growth for the next 12 months have in fact been inching upward recently. If sustained, that environment would support improving demand and could fundamentally improve the outlook for more industrial cyclicals, including the commodity areas, so we are keeping a close eye on signs of a confirmation of a positive inflection.

The outlook for global equities remains finely balanced, with a stable mid-cycle growth outlook and generally supportive central bank liquidity offset by relatively full valuations and ever-present geopolitical risk. However, we believe that equities remain attractive relative to other asset classes although we expect that volatility will remain elevated. It is important to stress that we see a more positive outlook for individual stocks relative to broader market returns over coming years. This reflects an environment in which we expect stock returns to be more disparate and less correlated than observed at any time since 2011, driving the potential for good stock pickers to add significant value relative to the broader market (Index) returns.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Five Years Ended April 30, 2015 (a)		Ten Years Ended April 30, 2015 (a)
Schroder International Alpha Fund (b) —
Investor Shares	2.47%		7.60%		6.77%
Advisor Shares	2.29%		7.33%		6.50	%(c)
R6 Shares	2.47	%(d)	7.60	%(d)	6.77	%(d)
MSCI EAFE Index	1.65%		7.40%		5.62%

(a)         Average annual total returns.

(b)         Effective April 1, 2006, the management fees of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during the period prior to April 1, 2006, the returns would have been lower. Effective March 21, 2012, the management fees of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during periods prior to March 21, 2012, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to 0.70% per annum. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(c)          The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(d)         The R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014 reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Sumitomo Mitsui Financial Group	3.0%
Nestle	2.8
AIA Group	2.7
HSBC Holdings	2.5
Vodafone Group	2.2

Geographic Allocation

% of Net Assets
Continental Europe	41.3%
United Kingdom	22.7
Japan	17.5
Pacific ex-Japan	7.8
Emerging Markets	6.5
North America	1.9
Middle East	1.7
Other Assets less Liabilities	0.6

Schroder International Multi-Cap Value Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder International Multi-Cap Value Fund (the “Fund”) gained 4.43% (Investor Shares) and 4.29% (Advisor Shares) compared to the Morgan Stanley Capital International (MSCI) EAFE Index, a broad-based basket of international stocks, which returned 6.81% during this same period, and the MSCI All Country World ex-U.S. Index, a broad measure of stock performance throughout the world, with the exception of U.S.-based companies, including both developed and emerging markets (collectively, the “Indices”), which rose 5.56%.

Market Background

International equities gained over the six-month period. By region, Japan was the best performer. Japanese stocks were boosted by further monetary policy easing from the central bank. This contributed to a weaker yen over the period, benefiting the country’s exporters. Japan also delayed a planned increase to the consumption tax. Within emerging markets, emerging Asia was the strongest performing region. Chinese equities were supported by accommodative monetary policy, while some lackluster economic data led to speculation over further easing measures.

Elsewhere, continental European equities were supported by a long-awaited announcement from the European Central Bank that it would begin a quantitative easing drive. The worst performing region for the six-month period was emerging Latin America, with oil-exporting nations hit hard as oil prices fell due to oversupply concerns.

There was a divergence between styles, with growth outpacing value. Reflecting the broader preference for growth over value, two of the best performing sectors were health care and technology. Both sectors were at the epicenter of a vibrant period for mergers and acquisitions and initial public offerings. Health care’s performance came despite a sell-off in U.S. biotechnology at the end of 2014, triggered by valuation concerns within the sector.

Beneficiaries of the fall in oil prices also did well. With people spending less at the pumps, more was available for restaurants, gifts and home improvements. Consumer stocks, including retailers, benefited accordingly and consumer discretionary was the top performing sector for the period.  However, at the other end of the performance spectrum, energy was the worst performing sector, followed by utilities. The U.S. dollar’s gains weighed on commodity prices, which were already under pressure from over-supply concerns.

Portfolio Review

The Fund delivered a positive absolute return for the period but lagged the Indices. While we continue to focus on valuations and business quality, we believe the market has been ignoring the fundamental strength of many stocks and has been rewarding lower volatility areas and growth. In our view, these two areas of the market have become more expensive as the market repeatedly bids up previous stock price winners. This current market preference for growth stocks has made it difficult for more contrarian strategies to outperform.

Emerging markets struggled to keep pace with developed markets as investor skittishness resulted in a challenging period. Concerns included the direction of U.S. interest rates, U.S. dollar strength, geopolitical tensions in and around Russia, falling commodity prices, and once again the economic slowdown in China. Against this backdrop, the Fund’s exposure to emerging markets was a further drag on performance, as even high quality, cheap stocks in the Fund’s portfolio suffered.

On a sector basis, materials was the main drag on relative performance due to the Fund’s allocation to value opportunities, such as larger, lower cost, diversified miners. Stock selection remained positive within financials, adding to the considerable gains made in the sector since we implemented our quality-based approach. The Fund benefited in particular from our positioning in European banks, and we also avoided the falls in Canadian banks. Our exposure to Japanese regional banks, which we have been slowly building up, was rewarded over the period. Indeed, Japan and Canada were the leading regional contributors to relative returns. Pacific ex Japan was the largest detractor from Fund performance on a regional basis, owing in part to our positioning within industrials.

Market Outlook

The cumulative underperformance of the emerging markets compared to the developed markets since they peaked at the end of 2010 is more than 50%. Emerging market equities currently trade at more than a 30% discount to those in the developed markets on a price-to-book basis, a level not seen for over 10 years. Using price-to-earnings multiples the discount is similar, with the valuation case most convincing for Asia and EMEA (Europe, Middle East, and Africa).

We remain underweight defensives as the market continues to place high valuations on these sectors, particularly in the food & drink industry. We have been adding to positions in telecoms, where dividends are well covered by cash flows in both developed and emerging markets. Within utilities, we have added to a number of positions that currently offer attractive yields, with strong cash flows coupled with what we view to be reasonable balance sheets.

We have reduced our exposure to technology, after strong performance reduced the attractiveness of some valuations in the sector. Within consumer discretionary, we rotated out of several positions where we view valuations to no longer be compelling, although we continue to maintain exposure across a broad range of industries, in particular auto component makers and media. Our allocation to industrials continues to focus on companies with a track record of producing strong cash flows and that have lagged the overall market.

We have maintained our overweight position in materials, preferring high quality companies trading on depressed valuations. Mining stocks form the highest exposure within materials; we like the larger, lower cost diversified miners best. Similarly, within energy we are avoiding the higher cost producers (e.g. Canadian oil sands) that are more likely to be impacted by falling oil prices.

The Fund’s exposure to financials is driven by valuation and the relative quality (risk) of any opportunity. This leads us to have a low weight to simple banks, driven by our lack of exposure to Australian and Canadian banks, which make up nearly 4% of the MSCI All Country World ex-U.S. Index as of the date of this report. These companies are trading at steep premiums to book value while investors generally focus solely on the dividend yields. We prefer complex banks in the U.K., Asia and Japan over those in the continental European region which we believe still face asset quality risks, although in many instances valuations have now been adjusted accordingly. Our real estate exposure is focused on Asia, which continues to represent a value opportunity.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Five Years Ended April 30, 2015 (a)		Annualized Since Inception (b)
Schroder International Multi-Cap Value Fund (c) —
Investor Shares	0.79%		7.94%		5.57%
Advisor Shares	0.42%		7.66%		5.31%
R6 Shares	0.71	%(d)	7.92	%(d)	5.56	%(d)
MSCI EAFE Index	1.65%		7.40%		3.05%
MSCI All Country World ex-U.S. Index	2.63%		6.04%		3.51%

(a)         Average annual total returns.

(b)         From commencement of fund operations on August 30, 2006.

(c)          Effective March 21, 2012, the management fee of the Fund decreased to 0.80% per annum. If the Fund had paid such lower fees during prior periods, the returns of the Fund would have been higher. Effective December 19, 2014, SIMNA has contractually agreed through February 29, 2016 to limit the management fee paid by the Fund to 0.65% per annum. If the Fund had paid such lower fees during the period prior to December 19, 2014, the returns of the Fund would have been higher.

(d)         R6 Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014, reflects the performance of the Investor Shares of the Fund.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Statoil	0.9%
Roche Holding	0.8
Telstra	0.8
Sanofi	0.8
KDDI	0.8

Geographic Allocation

% of Net Assets
Continental Europe	32.4%
Emerging Markets	16.2
United Kingdom	15.1
Japan	14.6
Pacific ex-Japan	12.4
North America	4.4
Middle East	1.5
Other Assets less Liabilities	3.4

Schroder Global Multi-Cap Equity Fund

MANAGEMENT DISCUSSION AND ANALYSIS (As of June 12, 2015)

Performance

For the six-month period ended April 30, 2015, the Schroder Global Multi-Cap Equity Fund (the “Fund”) gained 2.80% (R6 Shares, formerly referred to as Institutional Shares) and 2.78% (Investor Shares, formerly referred to as Institutional Service Shares) compared to both the Morgan Stanley Capital International World Index, a market-capitalization-weighted index that provides a broad measure of stock performance throughout the world, which rose 5.09%, and the MSCI All Country World Index, a broad measure of stock performance throughout the world (collectively, the “Indices”), which rose 4.97%.

Market Background

Global equities gained over the six-month period. By region, Japan was the best performer. Japanese stocks were boosted by further monetary policy easing from the central bank. This contributed to a weaker yen over the period, benefiting the country’s exporters. Japan also delayed a planned increase to the consumption tax. Within emerging markets, emerging Asia was the strongest performing region. Chinese equities were supported by accommodative monetary policy, while some lackluster economic data led to speculation over further easing measures.

Elsewhere, continental European equities were supported by a long-awaited announcement from the European Central Bank that it would begin a quantitative easing drive. North American equities delivered a positive return; poor winter weather was a drag on economic activity in the U.S. although labor market data held up well. The U.S. dollar strengthened amid expectations that the Federal Reserve would increase interest rates in 2015 while other central banks are continuing to loosen monetary policy. The worst performing region for the six-month period was emerging Latin America, with oil-exporting nations hit hard as oil prices fell due to oversupply concerns.

There was a divergence between styles, with growth outpacing value. Reflecting the broader preference for growth over value, two of the best performing sectors over the year were healthcare and technology. Both sectors were at the epicenter of a vibrant year for mergers and acquisitions and initial public offerings. Healthcare’s performance came despite an end-of-year sell-off in U.S. biotechnology, triggered by valuation concerns within the sector.

Beneficiaries of the fall in oil prices also did well. With people spending less at the pumps, more was available for restaurants, gifts and home improvements. Consumer stocks, including retailers, benefited accordingly and consumer discretionary was the top performing sector for the period.  However, at the other end of the performance spectrum, energy was the worst performing sector, followed by utilities. The U.S. dollar’s gains weighed on commodity prices, already under pressure from over-supply concerns.

Portfolio Review

The Fund delivered a positive absolute return for the period but lagged the Indices. Stock selection was the main detractor from relative returns, particularly within North America. The more expensive growth and momentum areas of the U.S. market, such as software and retail, performed strongly over the period. This is entirely consistent with growth-led markets, where investors tend to favor recent winners and shun more attractively valued opportunities. This herd mentality and the associated dominance of momentum investing has been a recurring theme. The Fund’s low allocation to these areas of the U.S. market led to underperformance. We continue to focus on valuations and business quality.

The portfolio’s exposure to Emerging Markets (EM) was another drag on relative returns. EM struggled to keep pace with developed markets as investor skittishness resulted in a challenging period. Concerns included the direction of U.S. interest rates, U.S. dollar strength, geopolitical tensions in and around Russia, falling commodity prices, and once again the economic slowdown in China. Against this backdrop, the Fund’s EM exposure was a further drag on performance, as even high quality, cheap stocks in the Fund’s portfolio suffered.

Stock selection remained positive within financials, adding to the considerable gains made in the sector since we implemented our quality-based approach. The Fund benefited in particular from our positioning in European banks and within North America as we avoided the falls in Canadian banks.

Uncertainty over the direction of U.S. interest rates meant that stocks that trade as ‘bond surrogates’ remained volatile over the period. The Fund’s negligible weight to these companies, such as U.S. utilities, was a positive contributor to relative returns as these unattractive yield replacements sold off in aggregate.

Market Outlook

It is still hard to argue that the U.S. market is cheap. At the beginning of 2015, investors had priced in fewer threats to the U.S. economy than elsewhere, but recently some of these favorable dynamics have become less clear. The cumulative underperformance of the EM compared to the developed markets since they peaked at the end of 2010 is more than 50%. EM equities currently trade at more than a 30% discount to those in the developed markets on a price-to-book basis, a level not seen for over 10 years. Using price-

to-earnings multiples the discount is similar, with the valuation case most convincing for Asia and EMEA (Europe, Middle East, and Africa).

In defensive sectors, we retain our preference for health care stocks, with a focus on the pharmaceutical and health care equipment industry. In utilities and telecoms we retain our preference for European and emerging market stocks. U.S. utilities remain unattractive in our view, and we have negligible exposure here. Within consumer staples we have been adding to a number of stocks over the past few months that no longer trade at demanding valuations. However, we are still underweight the expensive food & drink industry overall.

The Fund’s exposure to financials is driven by valuation and the relative quality (risk) of any opportunity. We believe complex banks continue to offer better opportunities than higher priced simple banks. Continental European banks, in our view, still face asset quality risks, although further weakness would offer some more compelling deep value opportunities. We believe that there are some attractively-priced, high quality companies in the area of insurance, particularly within the U.S. market, and we maintain our focus on long-term business strength and diversity.

In resources, our preference remains for high quality companies trading on depressed valuations. Mining stocks form the highest exposure within materials: we prefer the larger, lower cost, diversified miners. Within energy, we believe large integrated oil & gas stocks tend to offer attractive dividend yields and strong balance sheets.

Our exposure to a broad range of technology stocks remains at the higher end of the historic range, dominated by traditional companies such as Intel and Microsoft rather than the ‘exciting’ stocks such as software. Within the consumer discretionary sector, we have maintained exposure across a broad range of industries.

PERFORMANCE INFORMATION

	One Year Ended April 30, 2015		Annualized Since Inception
Schroder Global Multi-Cap Equity Fund —
Investor Shares (formerly Institutional Service Shares)	4.82	%(b)	9.78	%(b)
Advisor Shares	4.60	%(c)	9.52	%(c)
R6 Shares (formerly Institutional Shares)	4.91	%(a)	9.84	%(a)
MSCI World Index	7.41%		10.32%
MSCI All Country World Index	7.45%		9.03%

(a)         R6 shares (formerly Institutional Shares) commenced operations on November 9, 2010. Rate shown is annualized since inception.

(b)         Investor Shares (formerly Institutional Service Shares) commenced operations on September 28, 2012. The performance information provided in the above table for periods prior to September 28, 2012, reflects the performance of the R6 Shares of the Fund.

(c)          Advisor Shares commenced operations on December 30, 2014. The performance information provided in the above table for periods prior to December 30, 2014, reflects the performance of the R6 Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

“Total Return” shown above is calculated including reinvestment of all dividends and distributions. Results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the period reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on investment both will fluctuate and redemption proceeds may be higher or lower than an investor’s original cost.

Top 5 Holdings

Security	% of Net Assets
Microsoft	0.9%
Statoil	0.8
Roche Holding	0.8
Apple	0.8
ExxonMobil	0.8

Geographic Allocation

% of Net Assets
North America	44.4%
Continental Europe	13.7
United Kingdom	12.3
Emerging Markets	9.5
Japan	8.6
Pacific ex-Japan	5.9
Middle East	0.8
Central America	0.2
South America	0.1
Other Assets less Liabilities	4.5

Schroder North American Equity Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 99.4%
	Bermuda — 0.7%
8,800	Arch Capital Group (1)	533,984
22,200	Assured Guaranty	576,978
13,800	Axis Capital Holdings	718,428
4,600	Everest Re Group	822,986
39,300	Invesco	1,627,806
25,100	Marvell Technology Group	351,651
6,800	RenaissanceRe Holdings	696,932
		5,328,765
	Canada — 1.2%
21,900	Alimentation Couche Tard Class B	838,244
12,800	Barrick Gold	166,352
12,200	BCE	537,852
15,200	Cardinal Energy	201,827
4,500	CCL Industries Class B	517,360
14,900	Centerra Gold	77,063
12,800	CGI Group Class A (1)	538,735
16,700	Cominar REIT	264,653
26,400	Emera	889,701
13,300	Enbridge Income Fund Holdings	428,488
16,600	Genworth MI Canada	483,622
15,200	Magna International Class A	765,984
28,400	Medical Facilities	385,101
9,100	Morguard REIT	130,636
24,700	Nevsun Resources	97,449
9,800	North West	201,117
37,700	Rogers Communications Class B	1,346,763
25,400	Shaw Communications Class B	580,632
31,800	Teck Resources Class B	482,074
33,200	Transcontinental Class A	511,277
		9,444,930
	Ireland — 0.9%
38,752	Accenture Class A	3,590,373
10,100	Actavis (1)	2,856,886
9,600	Seagate Technology	563,712
		7,010,971
	Netherlands — 0.1%
6,400	LyondellBasell Industries Class A	662,528

	Panama — 0.1%
5,600	Copa Holdings Class A	620,984

	Puerto Rico (1) — 0.1%
14,100	Popular	457,263

	Singapore — 0.1%
3,400	Avago Technologies Class A	397,392

	Switzerland — 0.6%
22,000	ACE	2,353,780
16,400	Allied World Assurance Holdings	674,696
27,500	TE Connectivity	1,830,125
		4,858,601
	United Kingdom — 0.2%
23,000	Delphi Automotive	1,909,000

	United States — 95.4%
	Consumer Discretionary — 11.3%
12,506	Amazon.com (1)	5,274,781
2,300	AutoZone (1)	1,547,118
17,000	Bed Bath & Beyond (1)	1,197,820
25,400	Best Buy	880,110
7,400	Brinker International	409,738
4,200	Buckle	188,160
5,200	Cato Class A	204,568
7,200	CBS Class B	447,336
19,700	Chico’s FAS	332,142
27,113	Coach	1,035,988
119,000	Comcast Class A	6,873,440
4,400	Cooper Tire & Rubber	186,956
3,500	Core-Mark Holding	184,485
3,000	Cracker Barrel Old Country Store	397,440
2,500	Dillard’s Class A	328,975
29,456	DIRECTV (1)	2,671,806
5,100	Dollar General	370,821
17,200	Dollar Tree (1)	1,314,252
8,500	Foot Locker	505,325
108,600	Ford Motor	1,715,880
12,800	GameStop Class A	493,312
23,200	Gannett	796,224
28,600	Gap	1,133,704
14,700	Garmin	664,293
17,100	General Motors	599,526
20,400	Gentex	353,940
16,300	Genuine Parts	1,464,555
28,900	Hillenbrand	849,371
64,293	Home Depot	6,878,065
9,600	John Wiley & Sons Class A	546,048
8,400	Johnson Controls	423,192
12,800	Kohl’s	917,120
18,200	L Brands	1,626,352
4,800	Lear	532,944
51,900	Lowe’s	3,573,834
5,500	Macy’s	355,465

The accompanying notes are an integral part of the financial statements.

Shares		Value $

48,681	McDonald’s	4,700,151
1,400	McGraw-Hill	146,020
6,200	Meredith	322,648
500	Netflix (1)	278,250
20,800	Newell Rubbermaid	793,104
17,300	Nike Class B	1,709,932
14,900	Nordstrom	1,125,844
20,300	Omnicom Group	1,537,928
5,500	O’Reilly Automotive (1)	1,198,065
2,200	Outerwall	146,146
8,700	PetMed Express	137,721
2,232	Priceline Group (1)	2,762,792
5,200	Ralph Lauren Class A	693,732
15,300	Ross Stores	1,512,864
12,200	Scripps Networks Interactive Class A	852,292
1,300	Sherwin-Williams	361,400
45,400	Starbucks	2,250,932
20,000	Target	1,576,600
5,400	Thor Industries	324,918
25,845	Time Warner	2,181,576
20,900	TJX	1,348,886
8,600	Tupperware Brands	574,996
72,800	Twenty-First Century Fox Class A	2,481,024
6,400	VF	463,552
27,300	Viacom Class B	1,895,985
61,872	Walt Disney	6,726,724
4,700	Whirlpool	825,320
10,600	Yum! Brands	911,176
		87,115,664
	Consumer Staples — 9.0%
94,200	Altria Group	4,714,710
42,500	Campbell Soup	1,900,175
21,900	Clorox	2,323,590
145,416	Coca-Cola	5,898,073
16,982	Colgate-Palmolive	1,142,549
13,473	Costco Wholesale	1,927,313
41,717	CVS Health	4,142,081
33,300	Dr. Pepper Snapple Group	2,483,514
8,900	Energizer Holdings	1,215,918
55,500	General Mills	3,071,370
29,900	Kellogg	1,893,567
25,900	Kimberly-Clark	2,840,971
12,900	Kroger	888,939
19,100	Mondelez International Class A	732,867
83,524	PepsiCo	7,944,803
62,591	Philip Morris International	5,224,471
130,211	Procter & Gamble	10,353,077
18,800	Reynolds American	1,378,040
16,700	Sysco	618,401
27,841	Walgreens Boots Alliance	2,308,854
83,723	Wal-Mart Stores	6,534,580
		69,537,863
	Energy — 8.4%
52,193	California Resources	485,395
92,263	Chevron	10,246,729
5,300	Cimarex Energy	659,320
73,759	ConocoPhillips	5,009,711
12,200	Delek U.S. Holdings	450,424
31,500	Devon Energy	2,148,615
6,500	Enterprise Products Partners LP	222,625
3,800	EOG Resources	376,010
205,390	ExxonMobil	17,944,925
8,337	Halliburton	408,096
19,600	Helmerich & Payne	1,528,212
34,200	Kinder Morgan	1,468,890
2,000	Magellan Midstream Partners	167,000
76,400	Marathon Oil	2,376,040
13,700	Marathon Petroleum	1,350,409
16,300	Murphy Oil	776,043
39,700	National Oilwell Varco	2,160,077
26,000	Noble Energy	1,318,720
51,033	Occidental Petroleum	4,087,743
12,000	Oceaneering International	661,320
10,479	Phillips 66	831,089
3,300	Pioneer Natural Resources	570,174
63,272	Schlumberger	5,986,164
11,600	Spectra Energy	432,100
15,900	Tesoro	1,364,697
2,457	Transocean Partners LLC	38,919
38,600	Valero Energy	2,196,340
		65,265,787
	Financials — 14.8%
42,500	Aflac	2,679,200
4,700	Agree Realty REIT	144,666
18,400	AllianceBernstein Holding LP	576,840
17,800	Ally Financial (1)	389,642
14,200	American Equity Investment Life Holding	382,690
23,927	American Express	1,853,146
12,800	American Financial Group	808,960
78,200	American International Group	4,401,878
1,800	American Tower Class A REIT	170,154
2,300	AvalonBay Communities REIT	377,982
519,750	Bank of America	8,279,618
64,100	Berkshire Hathaway Class B (1)	9,051,561
2,600	BlackRock Class A	946,244
9,000	Broadridge Financial Solutions	485,280
12,100	Capital One Financial	978,285
8,400	Cash America International	217,728
164,742	Citigroup	8,784,043
3,700	CME Group Class A	336,367

The accompanying notes are an integral part of the financial statements.

Shares		Value $

22,300	CNA Financial	898,690
31,000	Comerica	1,469,710
12,600	Corrections Corp. of America REIT	463,554
46,718	Discover Financial Services	2,708,243
7,800	Eaton Vance	320,424
7,686	Enova International (1)	142,268
7,500	EPR Properties REIT	432,525
3,200	FactSet Research Systems	503,648
3,244	FBL Financial Group Class A	189,028
147,900	Fifth Third Bancorp	2,958,000
37,400	Franklin Resources	1,928,344
4,500	GEO Group REIT	175,500
10,300	Getty Realty REIT	178,911
29,104	Goldman Sachs Group	5,716,608
4,300	HCI Group	187,394
42,700	HCP REIT	1,720,383
12,900	Horace Mann Educators	438,213
31,300	International Bancshares	813,174
7,000	Jack Henry & Associates	465,570
196,363	JPMorgan Chase	12,421,923
55,100	KeyCorp	796,195
29,600	Lincoln National	1,672,104
6,800	M&T Bank	813,756
10,500	Medallion Financial	110,775
27,700	MetLife	1,420,733
93,000	Morgan Stanley	3,469,830
18,900	OFG Bancorp	266,301
7,000	Omega Healthcare Investors REIT	252,630
31,200	Paychex	1,509,768
46,400	PNC Financial Services Group	4,256,272
38,600	Principal Financial Group	1,973,232
3,500	Prudential Financial	285,600
900	Public Storage REIT	169,119
15,100	Raymond James Financial	853,603
16,200	Select Income REIT	375,678
7,563	Simon Property Group REIT	1,372,609
20,200	Summit Hotel Properties REIT	266,034
14,100	Symetra Financial	334,875
21,800	T. Rowe Price Group	1,769,724
40,751	U.S. Bancorp	1,746,995
8,300	Universal Insurance Holdings	199,366
12,500	Unum Group	427,000
17,800	Validus Holdings	744,574
11,900	Waddell & Reed Financial Class A	586,908
227,172	Wells Fargo	12,517,177
2,500	World Acceptance (1)	211,550
34,600	Zions Bancorporation	980,391
		114,379,193
	Healthcare — 15.2%
28,833	Abbott Laboratories	1,338,428
89,381	AbbVie	5,779,375
36,224	Aetna	3,871,259
2,300	Alexion Pharmaceuticals (1)	389,229
24,000	AmerisourceBergen Class A	2,743,200
44,317	Amgen	6,998,098
7,600	Amsurg Class A (1)	476,672
4,500	Anthem	679,185
38,772	Baxter International	2,665,187
15,000	Becton Dickinson	2,113,050
11,362	Biogen (1)	4,248,593
50,871	Bristol-Myers Squibb	3,242,009
39,300	Cardinal Health	3,314,562
36,600	Celgene (1)	3,954,996
600	CIGNA	74,784
6,100	CR Bard	1,016,138
8,500	Edwards Lifesciences (1)	1,076,525
64,861	Eli Lilly	4,661,560
15,224	Express Scripts Holding (1)	1,315,354
86,104	Gilead Sciences	8,654,313
5,000	HCA Holdings (1)	370,050
6,300	Health Net (1)	331,695
5,300	Humana	877,680
800	Illumina (1)	147,400
133,784	Johnson & Johnson	13,271,373
11,000	Laboratory Corp. of America Holdings (1)	1,315,160
13,800	McKesson	3,082,920
67,769	Medtronic	5,045,402
148,307	Merck	8,833,165
26,700	Meridian Bioscience	473,124
320,647	Pfizer	10,879,552
24,000	Quality Systems	374,280
8,000	Quest Diagnostics	571,360
10,800	ResMed	690,552
18,200	St. Jude Medical	1,274,910
25,899	Stryker	2,388,924
9,500	Thermo Fisher Scientific	1,193,960
4,200	United Therapeutics (1)	670,698
57,400	UnitedHealth Group	6,394,360
6,108	Waters (1)	764,661
		117,563,743
	Industrials — 11.0%
34,235	3M	5,354,011
27,900	ADT	1,049,040
23,300	Boeing	3,339,822
22,008	Caterpillar	1,912,055
22,900	CH Robinson Worldwide	1,474,531
19,400	Cintas	1,551,030
4,700	Crane	287,217
18,800	Cummins	2,599,288
6,600	Danaher	540,408
12,200	Deluxe	789,950

The accompanying notes are an integral part of the financial statements.

Shares		Value $

25,500	Dover	1,930,860
8,000	Dun & Bradstreet	1,021,360
4,000	Expeditors International of Washington	183,320
2,100	Fastenal	89,502
5,300	FedEx	898,721
23,000	Flowserve	1,346,190
12,147	General Dynamics	1,668,026
364,989	General Electric	9,883,902
9,200	HNI	429,088
43,491	Honeywell International	4,389,112
9,600	Hubbell Class B	1,044,768
5,100	Huntington Ingalls Industries	671,109
30,300	Illinois Tool Works	2,835,474
14,800	Kla-Tencor	870,240
12,600	Lincoln Electric Holdings	842,436
16,100	Lockheed Martin	3,004,260
8,300	Matson	336,150
10,600	MSC Industrial Direct Class A	753,236
4,800	Multi-Color	301,344
28,193	Norfolk Southern	2,843,264
12,600	Northrop Grumman	1,940,904
18,100	Parker Hannifin	2,160,416
15,552	Performant Financial (1)	46,189
33,100	Pitney Bowes	740,447
1,600	Precision Castparts	330,704
20,100	Raven Industries	400,794
21,600	Raytheon	2,246,400
18,400	Rockwell Automation	2,182,240
5,700	Snap-on	852,435
18,800	Southwest Airlines	762,528
20,300	Stanley Black & Decker	2,003,610
46,800	Union Pacific	4,971,564
18,864	United Parcel Service Class B	1,896,398
47,095	United Technologies	5,357,056
55,900	Waste Management	2,768,727
6,200	Watsco	745,798
6,300	WW Grainger	1,565,109
		85,211,033
	Information Technology — 20.3%
10,900	Adobe Systems (1)	829,054
12,000	Akamai Technologies (1)	885,360
19,400	Altera	808,592
11,100	Amdocs	611,277
6,600	Amphenol Class A	365,442
6,200	Analog Devices	383,408
6,100	ANSYS (1)	523,624
257,473	Apple	32,222,746
24,700	Automatic Data Processing	2,088,138
36,000	Broadcom Class A	1,591,380
38,300	Brocade Communications Systems	432,790
36,700	CA	1,165,959
252,185	Cisco Systems	7,270,494
11,500	Citrix Systems (1)	772,340
45,000	Cognizant Technology Solutions Class A (1)	2,634,300
94,700	Corning	1,982,071
14,800	eBay (1)	862,248
4,100	Ebix	111,889
124,600	EMC	3,352,986
3,800	F5 Networks (1)	463,676
78,600	Facebook Class A (1)	6,191,322
4,200	FLIR Systems	129,738
11,849	Google Class A (1)	6,502,376
11,595	Google Class C (1)	6,230,321
11,200	Harris	898,688
112,133	Hewlett-Packard	3,697,025
239,874	Intel	7,807,899
45,994	International Business Machines	7,878,312
20,700	Intuit	2,076,831
5,500	j2 Global	381,535
9,500	Lexmark International Class A	421,705
24,200	Linear Technology	1,116,346
32,700	MasterCard Class A	2,949,867
17,100	Maxim Integrated Products	561,393
5,600	MAXIMUS	358,456
21,200	Microchip Technology	1,010,286
384,050	Microsoft	18,680,192
29,300	NetApp	1,062,125
4,900	NetScout Systems (1)	201,390
177,681	Oracle	7,750,445
12,400	Progress Software (1)	327,360
90,077	QUALCOMM	6,125,236
4,071	Science Applications International	203,957
3,300	Skyworks Solutions	304,425
52,700	Symantec	1,313,547
9,600	Synopsys (1)	450,048
64,122	Texas Instruments	3,476,053
21,100	Total System Services	834,716
70,800	Visa Class A	4,676,340
19,300	Western Digital	1,886,382
61,300	Western Union	1,243,164
32,600	Xilinx	1,413,536
		157,518,790
	Materials — 2.3%
2,600	Air Products & Chemicals	372,918
4,982	CF Industries Holdings	1,432,176
6,400	Compass Minerals International	565,312
22,100	Dow Chemical	1,127,100
50,600	E.I. du Pont de Nemours	3,703,920
18,300	Eastman Chemical	1,394,826
29,700	Freeport-McMoRan	691,119

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,800	Innospec	209,760
4,300	International Flavors & Fragrances	493,425
38,400	International Paper	2,062,848
11,540	Monsanto	1,315,098
600	NewMarket	268,140
44,800	Newmont Mining	1,186,752
14,000	Packaging Corp. of America	968,660
3,700	Praxair	451,141
3,400	Schweitzer-Mauduit International	150,314
6,500	Scotts Miracle-Gro Class A	419,315
7,900	Silgan Holdings	425,573
1,500	Terra Nitrogen LP	200,640
8,500	Westlake Chemical	662,830
		18,101,867
	Telecommunication Services — 2.1%
173,039	AT&T	5,994,071
209,230	Verizon Communications	10,553,561
		16,547,632
	Utilities — 1.0%
54,771	Emerson Electric	3,222,178
5,000	Energen	355,850
8,800	NeuStar Class A (1)	264,000
8,500	NextEra Energy	857,905
54,900	Public Service Enterprise Group	2,280,546
9,908	Southern	438,924
		7,419,403
	Total United States	738,660,975

	TOTAL COMMON STOCK (Cost $553,089,858)	769,351,409

	TOTAL INVESTMENTS — 99.4% (Cost $553,089,858)	769,351,409

	OTHER ASSETS LESS LIABILITIES — 0.6%	4,390,710

	NET ASSETS — 100%	$773,742,119

(1)   Denotes non-income producing security.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2015, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Royal Bank of Canada	5/27/15	CAD	14,390,335	USD	11,481,040	$(441,764)

The accompanying notes are an integral part of the financial statements.

CAD — Canadian Dollar
LLC — Limited Liability Corporation
LP — Limited Partnership
REIT — Real Estate Investment Trust
USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$769,351,409	$—	$—	$769,351,409
Total Investments in Securities	$769,351,409	$—	$—	$769,351,409

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Depreciation	$—	$(441,764)	$—	$(441,764)
Total Other Financial Instruments	$—	$(441,764)	$—	$(441,764)

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Opportunities Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 91.5%
	Consumer Discretionary — 11.9%
27,700	AMC Entertainment Holdings Class A	832,662
90,700	American Eagle Outfitters	1,443,037
33,800	Brunswick	1,691,352
67,003	Chegg (1)	497,832
35,300	ClubCorp Holdings	772,717
8,900	Domino’s Pizza	959,865
16,300	Fortune Brands Home & Security	726,980
25,403	Fox Factory Holding (1)	386,634
17,700	Homeinns Hotel Group ADR (1)	495,069
46,200	Interval Leisure Group	1,145,298
31,000	Matthews International Class A	1,504,430
13,546	Motorcar Parts (1)	395,950
14,000	Red Robin Gourmet Burgers (1)	1,051,260
36,852	ServiceMaster Global Holdings (1)	1,273,605
44,400	Steven Madden (1)	1,732,488
24,508	Waste Connections	1,161,924
		16,071,103
	Consumer Staples — 0.6%
52,650	Dean Foods	855,562

	Financial Services — 21.8%
21,200	Amerisafe	958,028
68,600	Brown & Brown	2,191,770
61,300	CoreLogic (1)	2,397,443
26,100	Douglas Emmett REIT	743,850
24,359	Equity LifeStyle Properties REIT	1,286,642
4,133	First Citizens BancShares Class A	993,325
45,900	First Horizon National	654,075
57,600	FirstMerit	1,115,712
79,586	Golub Capital BDC	1,397,530
42,500	Heritage Financial	718,250
23,100	HFF Class A (1)	905,289
78,005	Kennedy-Wilson Holdings	1,932,964
15,400	Lakeland Financial	601,370
20,069	Mid-America Apartment Communities REIT	1,497,348
74,600	Old National Bancorp	1,019,036
16,400	PacWest Bancorp	739,640
25,795	Parkway Properties REIT	419,685
25,066	ProAssurance	1,126,717
56,500	Radian Group	1,009,090
53,036	Redwood Trust REIT	911,689
11,900	Reinsurance Group of America Class A	1,090,278
19,000	Simmons First National Class A	831,250
18,300	South State	1,239,276
27,629	Stifel Financial (1)	1,459,916
60,440	Terreno Realty REIT	1,286,163
15,200	Wintrust Financial	740,848
		29,267,184
	Healthcare — 15.0%
28,300	Aerie Pharmaceuticals (1)	272,812
54,995	Catalent (1)	1,582,206
23,800	Centene (1)	1,475,362
25,900	Cepheid (1)	1,452,990
5,900	Cooper	1,050,613
1,700	Esperion Therapeutics (1)	161,721
15,888	Flexion Therapeutics (1)	254,526
18,000	Fluidigm (1)	674,280
28,800	HealthSouth	1,302,336
15,472	INC Research Holdings Class A (1)	518,931
35,788	K2M Group Holdings (1)	751,906
31,800	KemPharm (1)	349,800
20,200	LifePoint Hospitals (1)	1,512,576
21,200	Masimo (1)	715,712
20,300	Parexel International (1)	1,290,573
22,804	Sientra (1)	398,614
13,200	Sirona Dental Systems (1)	1,224,300
12,700	Spectranetics (1)	325,755
22,700	Surgical Care Affiliates (1)	855,790
28,000	Trinity Biotech ADR	469,560
174,173	Unilife (1)	583,480
77,351	VWR (1)	2,052,895
17,700	West Pharmaceutical Services	943,056
		20,219,794
	Materials & Processing — 10.6%
4,900	Balchem	256,858
29,200	Beacon Roofing Supply (1)	867,824
49,700	Berry Plastics Group (1)	1,700,734
6,200	CLARCOR	403,000
11,700	Compass Minerals International	1,033,461
35,500	Hexcel	1,780,325
7,000	Innophos Holdings	369,880
43,500	Louisiana-Pacific (1)	662,940
19,600	Minerals Technologies	1,327,508
17,800	Packaging Corp. of America	1,231,582
45,502	Pretium Resources (1)	262,092
57,094	Ryerson Holding (1)	316,301
38,400	Simpson Manufacturing	1,258,752
60,100	Steel Dynamics	1,330,013
13,000	Universal Forest Products	719,160
6,300	Valmont Industries	793,926
		14,314,356
	Other Energy — 2.4%
15,000	Carrizo Oil & Gas (1)	835,950
13,900	Matrix Service (1)	305,383
17,400	RigNet (1)	651,804
117,000	Synergy Resources (1)	1,401,660
		3,194,797

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Producer Durables — 12.7%
5,500	Allegiant Travel Class A	845,680
22,200	Applied Industrial Technologies	927,294
20,400	Belden	1,712,580
4,600	Bristow Group	285,798
43,700	Compass Diversified Holdings LP	752,514
58,500	Darling Ingredients (1)	799,110
18,700	Dycom Industries (1)	859,826
18,900	ESCO Technologies	693,630
11,000	Genesee & Wyoming Class A (1)	1,022,450
36,000	Herman Miller	986,760
22,016	IDEX	1,651,420
38,100	Kornit Digital (1)	567,690
15,800	On Assignment (1)	531,670
11,700	OSI Systems (1)	786,357
21,400	Powell Industries	710,266
45,700	Primoris Services	878,811
7,800	Regal Beloit	609,960
6,886	Teekay	342,303
27,700	Tetra Tech	750,947
6,300	Towers Watson Class A	799,501
10,900	U.S. Ecology	511,319
		17,025,886
	Technology — 12.8%
32,600	AOL (1)	1,300,740
39,100	Atmel	296,378
87,700	Cadence Design Systems (1)	1,635,605
57,000	Ciena (1)	1,214,100
31,900	Cinedigm Class A (1)	26,477
26,600	DigitalGlobe (1)	855,722
91,800	Entegris (1)	1,221,858
10,300	EPAM Systems (1)	666,513
36,100	Fabrinet (1)	653,771
59,900	Fairchild Semiconductor International Class A (1)	1,088,084
41,600	Finisar (1)	845,728
38,600	Fortinet (1)	1,456,764
60,700	Global Eagle Entertainment (1)	775,139
39,400	Integrated Device Technology (1)	716,686
32,000	JDS Uniphase (1)	405,120
32,220	M/A-COM Technology Solutions Holdings (1)	981,743
38,660	PTC (1)	1,482,224
24,883	Verint Systems (1)	1,528,563
		17,151,215
	Utilities — 3.7%
23,000	Cleco	1,250,050
17,100	IDACORP	1,031,643
37,822	NorthWestern	1,970,148
13,400	Portland General Electric	471,144
10,500	SJW	307,125
		5,030,110
	TOTAL COMMON STOCK (Cost $91,544,701)	123,130,007

	INVESTMENT COMPANY (1) — 4.5%
131,200	SPDR Barclays 1-3 Month T-Bill ETF
	(Cost $6,007,233)	5,998,464

	TOTAL INVESTMENTS — 96.0% (Cost $97,551,934)	129,128,471

	OTHER ASSETS LESS LIABILITIES — 4.0%	5,355,448

	NET ASSETS — 100%	$134,483,919

(1) Denotes non-income producing security.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2015, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
Russell 2000 Index E-MINI	17	Jun-2015	$10,415

ADR — American Depositary Receipt
ETF — Exchange Traded Fund
LP — Limited Partnership
REIT — Real Estate Investment Trust
SPDR — Standard & Poor’s Depositary Receipts

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$123,130,007	$—	$—	$123,130,007
Investment Company	5,998,464	—	—	5,998,464

Total Investments in Securities	$129,128,471	$—	$—	$129,128,471

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$10,415	$—	$—	$10,415
Total Other Financial Instruments	$10,415	$—	$—	$10,415

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder U.S. Small and Mid Cap Opportunities Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 94.2%
	Auto & Transportation — 1.4%
8,600	Ryder System	820,096

	Consumer Discretionary — 16.4%
5,700	Advance Auto Parts	815,100
41,575	Aramark	1,277,600
17,800	BRP (1)	394,949
9,600	Brunswick	480,384
3,000	Domino’s Pizza	323,550
10,200	Fortune Brands Home & Security	454,920
15,200	Gannett	521,664
500	Graham Holdings Class B	511,465
2,000	Harman International Industries	260,760
5,648	Jack in the Box	490,077
17,700	KAR Auction Services	658,617
7,000	PVH	723,450
6,900	Snap-on	1,031,895
10,600	Sotheby’s	452,726
13,900	Urban Outfitters (1)	556,556
2,400	VeriSign (1)	152,424
12,976	Waste Connections	615,192
		9,721,329
	Consumer Staples (1) — 0.8%
11,676	WhiteWave Foods Class A	513,394

	Financial Services — 21.9%
1,889	Affiliated Managers Group (1)	427,160
3,943	Alexandria REIT	364,254
3,989	Apartment Investment & Management Class A REIT	150,505
25,596	Ares Capital	435,642
13,414	Arthur J Gallagher	641,592
11,500	Brown & Brown	367,425
11,190	Commerce Bancshares	477,925
27,000	CoreLogic (1)	1,055,970
9,100	Cullen/Frost Bankers	663,754
17,500	Douglas Emmett REIT	498,750
12,600	East West Bancorp	511,434
5,553	Equity LifeStyle Properties REIT	293,310
5,800	First Republic Bank	338,082
14,295	HCC Insurance Holdings	814,243
21,293	Parkway Properties REIT	346,437
6,628	PartnerRe	848,384
5,400	ProAssurance	242,730
29,100	Radian Group	519,726
8,400	Raymond James Financial	474,852
16,900	Redwood Trust REIT	290,511
5,000	Reinsurance Group of America Class A	458,100
4,035	SVB Financial Group (1)	535,687
8,150	Torchmark	457,296
19,854	Vantiv Class A (1)	776,291
7,000	Wintrust Financial	341,180
23,300	Zions Bancorporation	660,205
		12,991,445
	Healthcare — 13.6%
4,800	Akorn (1)	199,872
23,932	Catalent (1)	688,523
2,600	Cooper	462,982
12,784	Envision Healthcare Holdings (1)	485,281
1,200	Esperion Therapeutics (1)	114,156
7,900	Fluidigm (1)	295,934
3,769	Henry Schein (1)	516,730
6,500	IMS Health Holdings (1)	179,335
8,000	LifePoint Hospitals (1)	599,040
11,100	Masimo (1)	374,736
9,200	Parexel International (1)	584,890
12,700	PerkinElmer	651,002
10,018	Quintiles Transnational Holdings (1)	659,986
4,500	Sirona Dental Systems (1)	417,375
5,217	Universal Health Services Class B	610,128
33,187	VWR (1)	880,783
6,200	West Pharmaceutical Services	330,336
		8,051,089
	Materials & Processing — 11.3%
4,753	Airgas	481,384
22,800	Berry Plastics Group (1)	780,216
5,700	CLARCOR	370,500
18,000	Hexcel	902,700
7,800	Horsehead Holding (1)	116,610
30,400	Interface Class A	660,592
5,100	Lennox International	540,396
26,200	Louisiana-Pacific (1)	399,288
7,000	Minerals Technologies	474,110
8,000	Owens Corning	309,280
4,300	Packaging Corp. of America	297,517
5,300	Reliance Steel & Aluminum	343,016
17,600	Sealed Air	802,560
1,700	Valmont Industries	214,234
		6,692,403
	Other Energy — 2.6%
26,300	EP Energy Class A (1)	388,451
7,300	Helmerich & Payne	569,181
6,800	Matador Resources (1)	188,496
25,100	RPC	399,341
		1,545,469
	Producer Durables — 11.2%
6,700	Alaska Air Group	429,202
21,900	Allison Transmission Holdings Class A	671,892
6,400	Carlisle	617,600
10,100	Copart (1)	359,257

The accompanying notes are an integral part of the financial statements.

Shares		Value $

6,900	Dover	522,468
5,300	Genesee & Wyoming Class A (1)	492,635
6,100	Graco	436,882
5,491	IDEX	411,880
2,100	Kirby (1)	164,913
6,300	MSC Industrial Direct Class A	447,678
9,000	Quanta Services (1)	260,190
32,850	Rollins	814,680
5,099	Towers Watson Class A	647,088
4,968	Verisk Analytics Class A (1)	372,799
		6,649,164
	Technology — 11.9%
13,300	AOL (1)	530,670
10,857	Arrow Electronics (1)	648,271
18,344	Atmel	139,048
27,800	Cadence Design Systems (1)	518,470
24,800	Ciena (1)	528,240
12,500	DigitalGlobe (1)	402,125
18,500	Finisar (1)	376,105
3,700	Gartner (1)	307,026
14,600	JDS Uniphase (1)	184,836
7,200	Linear Technology	332,136
11,300	Microchip Technology	538,501
26,300	ON Semiconductor (1)	302,976
17,500	PTC (1)	670,950
23,800	Sabre	592,382
1,800	SBA Communications Class A (1)	208,476
16,994	Synopsys (1)	796,679
		7,076,891
	Utilities — 3.1%
5,400	Alliant Energy	326,538
14,800	NorthWestern	770,932
8,900	Portland General Electric	312,924
6,500	Questar	152,360
8,200	Westar Energy Class A	308,730
		1,871,484
	TOTAL COMMON STOCK (Cost $41,228,598)	55,932,764

	INVESTMENT COMPANY (1) — 2.9%
37,100	SPDR Barclays 1-3 Month T-Bill ETF
	(Cost $1,696,766)	1,696,212

	TOTAL INVESTMENTS — 97.1% (Cost $42,925,364)	57,628,976

	OTHER ASSETS LESS LIABILITIES — 2.9%	1,713,877

	NET ASSETS — 100%	$59,342,853

(1) Denotes non-income producing security.

ETF — Exchange Traded Fund
REIT — Real Estate Investment Trust
SPDR — Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3	Total
Common Stock (2)	$55,932,764	$—	$—	$55,932,764
Investment Company	1,696,212	—	—	1,696,212

Total Investments in Securities	$57,628,976	$—	$—	$57,628,976

(1)            There were no transfers between levels during the reporting period, based on the input levels assigned under the hierarchy at the beginning and end of the reporting period.

(2)            All securities in this category are Level 1 securities. For a detailed break-out by classification, please refer to the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Market Equity Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 95.9%
	Brazil — 5.0%
1,583,720	Ambev ADR	10,024,947
845,700	BB Seguridade Participacoes	9,751,114
758,800	BR Malls Participacoes	4,135,314
1,419,256	Cia de Concessoes Rodoviarias	7,795,910
717,440	Cielo	9,870,024
189,500	Embraer ADR	5,908,610
69,138	Iochpe-Maxion	254,023
358,000	Ultrapar Participacoes	8,195,045
760,900	Vale Class B ADR	5,843,712
887,800	Weg	4,749,941
		66,528,640
	Chile — 0.4%
335,491	Enersis ADR	5,961,675

	China — 26.5%
959,000	AAC Technologies Holdings (1)	5,062,278
42,561	Baidu ADR (2)	8,524,117
6,566,000	Belle International Holdings (1)	8,427,278
8,544,000	Brilliance China Automotive Holdings (1)	16,034,793
51,568,320	China Construction Bank Class H (1)	50,059,159
4,276,000	China Life Insurance Class H (1)	20,752,643
8,143,000	China Longyuan Power Group Class H (1)	10,091,569
2,763,000	China Mobile (1)	39,464,719
4,625,400	China Pacific Insurance Group Class H (1)	25,070,880
42,415,600	China Petroleum & Chemical Class H (1)	40,030,420
1,620,000	China Unicom Hong Kong (1)	3,042,570
1,888,100	Chongqing Changan Automobile Class B (1)	6,195,132
14,996,565	Industrial & Commercial Bank of China Class H (1)	13,008,933
253,377	Mindray Medical International ADR	7,824,282
3,225,500	Tencent Holdings (1)	66,570,710
1,598,000	Tingyi Cayman Islands Holding (1)	3,374,609
1,248,200	Weichai Power Class H (1)	4,945,550
178,462	Yum! Brands	15,340,594
832,000	Zhuzhou CSR Times Electric Class H (1)	7,074,574
		350,894,810
	Czech Republic (1) — 0.2%
12,596	Komercni Banka	2,806,958

	Egypt (1) — 0.5%
663,501	Commercial International Bank	4,802,084
249,193	Commercial International Bank GDR	1,719,988
		6,522,072
	Greece (1) — 0.3%
199,400	Hellenic Telecommunications Organization	1,812,535
1,589,397	National Bank of Greece (2)	2,228,550
		4,041,085
	Hong Kong (1) — 2.2%
4,367,800	AIA Group	29,047,968

	Hungary (1) — 0.8%
471,907	OTP Bank	10,434,911

	India — 8.9%
2,591,505	Axis Bank (1)	23,133,787
1,358,575	HDFC Bank (1)	21,161,904
351,135	Infosys (1)	10,718,305
148,957	Infosys Limited ADR	4,614,688
359,601	Lupin (1)	10,021,281
287,597	Maruti Suzuki India (1)	16,854,285
490,737	Tata Consultancy Services	19,035,326
1,469,233	Tata Motors (1)	11,778,351
		117,317,927
	Indonesia (1) — 0.9%
7,492,000	Astra International	3,942,531
10,134,000	Bank Mandiri	8,335,633
		12,278,164
	Mexico — 0.8%
44,759	Fomento Economico Mexicano ADR	4,050,242
1,016,800	Grupo Financiero Banorte Class O	5,767,964
141,224	Wal-Mart de Mexico	332,303
		10,150,509
	Philippines (1) — 1.2%
9,190,700	Ayala Land	7,951,237
412,400	SM Investments	8,331,572
		16,282,809
	Poland (1) — 1.5%
121,610	Bank Pekao	6,321,137
533,048	Powszechna Kasa Oszczednosci Bank Polski (2)	5,330,716
60,089	Powszechny Zaklad Ubezpieczen	7,837,096
		19,488,949

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Qatar (1) — 0.7%
184,079	Qatar National Bank	9,986,076

	Russia — 2.6%
606,181	Gazprom ADR	3,564,344
221,266	LUKOIL ADR	11,339,882
81,551	Magnit GDR (1)	4,474,101
473,451	MMC Norilsk Nickel ADR (1)	8,918,653
1,134,449	Sberbank of Russia ADR	6,852,072
		35,149,052
	South Africa (1) — 3.4%
243,175	Aspen Pharmacare Holdings	7,394,844
2,538,452	FirstRand	12,126,431
109,386	Naspers Class N	17,161,113
1,040,681	Woolworths Holdings	7,828,785
		44,511,173
	South Korea (1) — 18.5%
4,051	Amorepacific (3)	14,677,317
133,247	Coway	11,190,445
646,897	DGB Financial Group	7,302,320
405,040	Hana Financial Group	11,922,709
52,660	Hyundai Department Store	7,148,254
26,168	Hyundai Mobis	5,753,768
168,731	Hyundai Motor	26,480,828
125,280	Korea Electric Power	5,447,668
99,777	LG	6,191,089
51,855	LG Chem	13,099,006
22,190	NAVER	13,417,812
3,424	Orion	3,999,103
25,424	POSCO	5,988,969
17,227	S-1 Class 1	1,284,186
152,779	Samsung C&T	8,113,612
54,118	Samsung Electronics	70,994,908
121,870	Shinhan Financial Group	5,043,976
306,511	SK Hynix	13,114,100
50,288	SK Telecom	13,475,825
		244,645,895
	Taiwan (1) — 12.4%
11,243,000	Advanced Semiconductor Engineering	15,943,977
1,445,000	Catcher Technology	16,909,167
8,200,489	Cathay Financial Holding	14,326,463
25,064,292	CTBC Financial Holding	19,509,381
380,040	Eclat Textile	5,088,098
10,291,090	Hon Hai Precision Industry	30,836,714
3,470,000	Taiwan Mobile	12,224,980
10,143,139	Taiwan Semiconductor Manufacturing	48,831,836
		163,670,616
	Thailand (1) — 3.3%
1,983,600	Advanced Info Service	14,397,351
1,746,875	Kasikornbank	11,090,262
915,425	Kasikornbank NVDR	5,808,632
3,762,330	Minor International	3,748,020
797,300	PTT	8,596,539
		43,640,804
	Turkey (1) — 4.0%
3,938,107	Akbank	11,473,843
2,356,859	KOC Holding	11,147,075
290,439	Tupras Turkiye Petrol Rafinerileri (2)	7,054,657
1,910,972	Turkcell Iletisim Hizmetleri	8,508,726
2,629,555	Turkiye Garanti Bankasi	8,366,596
2,639,200	Turkiye Is Bankasi Class C	5,934,442
		52,485,339
	United Arab Emirates (1) — 1.8%
10,792,493	Emaar Properties PJSC	23,932,175

	TOTAL COMMON STOCK (Cost $1,078,382,513)	1,269,777,607

	PREFERRED STOCK — 2.7%
	Brazil — 2.7%
795,337	Banco Bradesco ADR	8,502,152
221,300	Cia Brasileira de Distribuicao	7,418,411
1,587,777	Itau Unibanco Holding ADR	20,355,301

	TOTAL PREFERRED STOCK (Cost $40,007,819)	36,275,864

	TOTAL INVESTMENTS — 98.6% (Cost $1,118,390,332)	1,306,053,471

	OTHER ASSETS LESS LIABILITIES — 1.4%	17,968,344

	NET ASSETS — 100%	$1,324,021,815

(1)	Security is fair valued. (See Note 2 in Notes to Financial Statements.)
(2)	Denotes non-income producing security.
(3)	Security considered illiquid. On April 30, 2015 the value of the securities amounted to $14,677,317, representing 1.1% of the total net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non Voting Depository Receipt

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)
Brazil	$66,528,640	$—	$—	$66,528,640
Chile	5,961,675	—	—	5,961,675
China	31,688,993	319,205,817	—	350,894,810
Czech Republic	—	2,806,958	—	2,806,958
Egypt	—	6,522,072	—	6,522,072
Greece	—	4,041,085	—	4,041,085
Hong Kong	—	29,047,968	—	29,047,968
Hungary	—	10,434,911	—	10,434,911
India	23,650,014	93,667,913	—	117,317,927
Indonesia	—	12,278,164	—	12,278,164
Mexico	10,150,509	—	—	10,150,509
Philippines	—	16,282,809	—	16,282,809
Poland	—	19,488,949	—	19,488,949
Qatar	—	9,986,076	—	9,986,076
Russia	21,756,298	13,392,754	—	35,149,052
South Africa	—	44,511,173	—	44,511,173
South Korea	—	244,645,895	—	244,645,895
Taiwan	—	163,670,616	—	163,670,616
Thailand	—	43,640,804	—	43,640,804
Turkey	—	52,485,339	—	52,485,339
United Arab Emirates	—	23,932,175	—	23,932,175
Total Common Stock	159,736,129	1,110,041,478	—	1,269,777,607

Preferred Stock
Brazil	36,275,864	—	—	36,275,864
Total Preferred Stock	36,275,864	—	—	36,275,864

Total Investments in Securities	$196,011,993	$1,110,041,478	$—	$1,306,053,471

(1)            Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2015, the Fund had securities with a total value of $1,095,364,161 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. The Fund had securities with a total value of $14,677,317 transfer from Level 1 to Level 2. The changes occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder Emerging Markets Multi-Cap Equity Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 85.9%
	Brazil — 5.9%
33,100	Ambev	208,293
11,400	Arteris	30,269
5,200	BB Seguridade Participacoes	59,957
700	Bematech	2,265
42,000	Cia de Concessoes Rodoviarias	230,704
10,400	Cia de Saneamento Basico do Estado de Sao Paulo (1)	61,441
23,761	Cia Energetica de Minas Gerais ADR	116,904
10,900	Cia Hering	64,395
2,600	Cia Paranaense de Energia ADR	28,444
4,920	Cielo	67,686
9,800	EcoRodovias Infraestrutura e Logistica	28,851
5,600	Eternit	5,948
1,800	Ez Tec Empreendimentos e Participacoes	11,327
23,400	Grupo BTG Pactual	231,053
9,900	Mahle-Metal Leve	67,096
10,400	Natura Cosmeticos	97,720
6,800	Petroleo Brasileiro ADR (1)	64,600
2,900	Telefonica Brasil ADR	47,618
8,300	TOTVS	97,271
7,923	Tractebel Energia	92,958
13,300	Transmissora Alianca de Energia Eletrica	87,447
14,600	Vale	110,241
9,600	Via Varejo	59,647
		1,872,135
	Chile — 1.4%
81,261	AFP Habitat	125,026
27,482	Empresa Nacional de Electricidad	42,338
10,900	Enersis ADR	193,693
6,201	Forus	27,217
310	Inversiones La Construccion	3,969
2,500	Sociedad Quimica y Minera de Chile ADR	54,600
		446,843
	China — 12.6%
18,000	AAC Technologies Holdings (2)	95,017
64,500	Anhui Conch Cement Class H (2)	260,790
700	Baidu ADR (1)	140,196
436,000	Bank of China Class H (2)	298,749
26,500	Bank of Chongqing Class H (2)	28,430
135,000	Bank of Communications Class H (2)	138,383
16,000	Baoye Group Class H (2)	13,304
23,000	Changshouhua Food (2)	18,121
135,000	China Child Care (2)	27,505
191,000	China Construction Bank Class H (2)	185,410
108,000	China Creative Home Group (2)	19,743
14,000	China Life Insurance Class H (2)	67,946
322,000	China Lumena New Materials (1)(2)(3)	—
18,200	China Pacific Insurance Group Class H (2)	98,649
23,000	China Shenhua Energy Class H (2)	59,732
91,000	China Shineway Pharmaceutical Group (2)	154,722
69,000	Chongqing Rural Commercial Bank Class H (2)	61,549
90,000	Consun Pharmaceutical Group (2)	71,935
158,000	Dongfeng Motor Group Class H (2)	262,494
9,500	Great Wall Motor Class H (2)	72,082
18,000	Harbin Electric Class H (2)	14,765
104,000	HOSA International (2)	53,446
258,000	Industrial & Commercial Bank of China Class H (2)	223,805
96,000	Jiangsu Expressway Class H (2)	131,811
32,000	Jingwei Textile Machinery Class H (2)	49,615
222,000	Jintian Pharmaceutical Group (2)	118,142
2,500	Mindray Medical International ADR	77,200
530	NetEase ADR	67,941
7,000	On-Bright Electronics (2)	37,979
121,000	Pacific Online (2)	64,813
89,000	Peak Sport Products (2)	30,174
13,000	Shenzhou International Group Holdings (2)	61,142
39,500	Sinopec Engineering Group Class H (2)	42,636
26,500	SOHO China (2)	20,103
24,200	SouFun Holdings ADR	200,134
36,000	Springland International Holdings (2)	13,829
7,600	Tencent Holdings (2)	156,856
54,000	TravelSky Technology Class H (2)	104,707
37,000	Want Want China Holdings (2)	40,586
20,000	Weichai Power Class H (2)	79,243
17,500	Weiqiao Textile Class H (2)	12,903
55,000	Xingda International Holdings (2)	17,864
194,000	Zhejiang Expressway Class H (2)	308,110
		4,002,561
	Colombia — 0.5%
11,690	Cemex Latam Holdings (1)	65,272
5,500	Ecopetrol ADR	94,160
		159,432
	Czech Republic — 0.9%
2,767	CEZ (2)	71,887
5,807	Fortuna Entertainment Group	23,519
823	Komercni Banka (2)	183,402
		278,808
	Egypt — 0.9%
4,304	Alexandria Mineral Oils (2)	26,449
9,047	Commercial International Bank (2)	65,478

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,944	Eastern Tobacco	49,680
3,380	Egyptian International Pharmaceutical Industrial (2)	35,829
452,811	Orascom Telecom Media And Technology Holding SAE (1)(2)	56,929
37,807	Telecom Egypt (2)	48,882
		283,247
	Greece — 0.3%
1,656	Athens Water Supply & Sewage (2)	9,288
1,630	JUMBO	16,820
1,189	Metka (2)	11,090
6,257	OPAP (2)	55,978
		93,176
	Hong Kong (2) — 6.1%
8,000	Agile Property Holdings	6,681
164,000	Belle International Holdings	210,489
5,000	China Animal Healthcare(1)(3)	3,355
202,000	China BlueChemical	89,966
46,000	China Lilang	47,725
72,000	China Medical System Holdings	127,062
18,000	China Merchants China Direct Investments	48,025
18,000	China Mobile	257,099
76,000	China Resources Cement Holdings	48,301
10,000	CIMC Enric Holdings	11,055
127,000	CNOOC	216,562
12,000	Dawnrays Pharmaceutical Holdings	10,130
65,000	Geely Automobile Holdings	36,566
25,000	Goldlion Holdings	11,695
162,000	Guangdong Investment	241,569
115,000	Huabao International Holdings	129,173
100,000	Real Nutriceutical Group	31,530
26,000	Shandong Luoxin Pharmaceutical Group Stock Class H	52,063
198,000	Shenguan Holdings Group	62,144
208,000	Shougang Fushan Resources Group	53,391
144,000	Sino Biopharmaceutical	164,402
14,000	Skyworth Digital Holdings	12,472
100,000	Yuexiu Transport Infrastructure	73,514
		1,944,969
	Hungary (2) — 0.5%
7,691	OTP Bank	170,065

	India — 0.9%
8,900	Infosys ADR	275,722

	Indonesia (2) — 3.8%
270,000	Astra International	142,083
915,500	Bank Bukopin	48,996
941,500	Bank Pembangunan Daerah Jawa Timur	34,939
24,000	Bank Rakyat Indonesia Persero	21,427
99,800	Indocement Tunggal Prakarsa	161,169
282,000	Kalbe Farma	38,986
1,110,000	Panin Financial (1)	27,936
264,000	Perusahaan Gas Negara	83,212
183,000	Perusahaan Perkebunan London Sumatra Indonesia	20,008
207,000	Semen Indonesia Persero	199,057
1,022,500	Telekomunikasi Indonesia Persero	205,647
124,000	United Tractors	203,891
56,000	Vale Indonesia	12,031
		1,199,382
	Kazakhstan (2) — 0.1%
2,597	KCell JSC GDR	21,875

	Malaysia — 2.1%
13,100	A & M Realty	3,899
36,200	Affin Holdings (2)	29,566
74,200	AMMB Holdings (2)	134,761
11,600	Astro Malaysia Holdings (2)	10,213
29,300	Berjaya Auto (2)	33,205
7,151	Berjaya Sports Toto (2)	6,541
3,700	British American Tobacco Malaysia (2)	69,456
15,600	Carlsberg Brewery Malaysia (2)	58,630
76,700	DiGi.com (2)	129,305
18,800	Guinness Anchor (2)	77,080
7,000	IOI Properties Group (2)	4,195
14,600	KLCCP Stapled Group	28,942
48,100	Media Prima	22,689
7,200	MNRB Holdings (2)	7,544
42,300	My EG Services (2)	29,957
19,800	OSK Holdings (2)	11,651
13,400	Petronas Chemicals Group (2)	22,034
		679,668
	Mexico — 1.8%
10,400	America Movil Class L ADR	217,256
1,900	Coca-Cola Femsa ADR	151,810
17,000	Grupo Industrial Maseca Class B	23,048
79,300	Kimberly-Clark de Mexico Class A	174,603
		566,717
	Morocco — 0.8%
195	Ciments du Maroc	22,410
16,650	Maroc Telecom (2)	221,847
		244,257
	Philippines — 0.9%
24,300	Aboitiz Power (2)	23,395
605	Globe Telecom (2)	29,579

The accompanying notes are an integral part of the financial statements.

Shares		Value $

75,000	Manila Water	41,685
146,800	Nickel Asia (2)	74,695
2,000	Philippine Long Distance Telephone ADR	128,880
		298,234
	Poland — 1.8%
3,797	Bank Pekao (2)	197,363
3,496	Enea	15,830
5,373	KGHM Polska Miedz (2)	188,391
7,693	MCI Management (1)(2)	27,791
81,999	Polskie Gornictwo Naftowe i Gazownictwo (2)	147,902
		577,277
	Qatar (2) — 0.2%
510	Industries Qatar	20,237
630	Qatar Electricity & Water QSC	36,535
		56,772
	Russia — 3.4%
8,200	CTC Media (NASDAQ) (1)	28,618
10,615	Gazprom ADR	62,416
1,690	Gazprom Neft OAO AD(2)	23,200
13,669	Globaltrans Investment GD(1)(2)	67,662
2,424	LSR Group PJSC GDR	6,739
1,593	LUKOIL ADR	81,641
3,486	MegaFon OAO GDR (2)	59,129
13,283	MMC Norilsk Nickel ADR (2)	250,219
8,000	Mobile TeleSystems ADR	96,640
391	NovaTek GDR (2)	37,859
674	OTCPHARM (1)(2)	2,713
3,474	Pharmstandard GDR (1)	17,057
9,664	RusHydro JSC ADR	11,693
6,261	Sistema JSFC GDR	47,270
19,879	Surgutneftegas OAO ADR (2)	143,980
2,500	Tatneft OAO ADR (2)	85,755
2,044	Yandex Class A (1)	39,327
		1,061,918
	South Africa — 10.5%
16,036	AVI (2)	109,889
10,845	Bidvest Group (2)	293,944
8,275	Coronation Fund Managers (2)	63,225
10,645	FirstRand (2)	50,852
10,899	Kumba Iron Ore (2)	147,004
8,146	Lewis Group (2)	59,196
12,845	Liberty Holdings	179,023
59,810	Life Healthcare Group Holdings (2)	205,415
22,510	MMI Holdings	64,051
961	Mondi (2)	19,378
2,279	Mr Price Group (2)	48,657
14,459	MTN Group (2)	290,321
78,190	Netcare (2)	273,526
19,148	Rand Merchant Insurance Holdings (2)	75,302
24,125	RMB Holdings (2)	145,178
26,321	Sanlam (2)	170,234
7,818	Sasol (2)	314,780
4,260	Shoprite Holdings (2)	60,952
29,605	Sibanye Gold (2)	70,262
5,340	Standard Bank Group (2)	78,273
2,121	Sun International (2)	23,581
3,348	Tiger Brands (2)	87,139
19,346	Truworths International (2)	141,001
15,297	Tsogo Sun Holdings (2)	35,509
20,387	Vodacom Group (2)	254,174
7,079	Woolworths Holdings (2)	53,254
		3,314,120
	South Korea — 9.0%
147	Asia Paper Manufacturing (2)	4,310
464	AtlasBX	17,443
650	BNK Financial Group (2)	9,717
1,730	Coway (2)	145,290
240	Daechang Forging (2)	11,908
5,360	DGB Financial Group (2)	60,505
748	Dongsuh (2)	23,193
646	Dongyang E&P (2)	7,699
827	e-LITECOM (2)	17,864
3,235	Grand Korea Leisure (2)	115,773
438	GS Home Shopping (2)	97,550
3,440	Halla Visteon Climate Control (2)	129,060
1,410	Hana Financial Group (2)	41,505
3,193	Hancom (2)	59,854
6,440	Hankook Tire (2)	270,642
926	Hyundai Home Shopping Network (2)	116,426
4,000	Hyundai Hy Communications & Networks (2)	19,798
114	Ilshin Spinning	20,843
1,110	Industrial Bank of Korea (2)	15,251
535	INTOPS (2)	10,351
3,970	KB Financial Group (2)	151,393
3,200	KC Tech (2)	27,939
5,190	Kia Motors (2)	239,165
259	Koh Young Technology (2)	10,690
994	KT&G (2)	88,028
1,050	Kunsul Chemical Industrial (2)	50,151
252	Kwangju Bank (1)(2)	1,878
386	Kyongnam Bank (1)(2)	3,645
339	KyungDong City Gas (2)	37,598
259	Medy-Tox (2)	89,537
1,510	Samsung Climate Control (2)	16,951
220	Samsung Electronics (2)	288,608
471	Samsung Electronics GDR (2)	308,876

The accompanying notes are an integral part of the financial statements.

Shares		Value $

4,450	Shinhan Financial Group (2)	184,177
1,010	Silicon Works (2)	38,258
14	Taekwang Industrial (2)	15,666
6,058	Woori Bank (2)	60,517
375	Youngone Holdings	36,031
		2,844,090
	Taiwan — 12.5%
3,000	Boardtek Electronics (2)	4,958
17,000	Catcher Technology (2)	198,931
12,000	Chicony Electronics (2)	34,506
70,000	China Life Insurance (2)	74,099
13,000	China Steel Chemical (2)	63,128
9,000	Chin-Poon Industrial (2)	17,301
35,000	ChipMOS TECHNOLOGIES (2)	51,452
5,000	Cleanaway (2)	30,981
26,000	Coretronic (2)	35,303
15,000	Cyberlink (2)	44,262
9,000	Delta Electronics (2)	54,157
17,000	Draytek (2)	17,689
21,000	Dynacolor (2)	41,126
5,000	Elite Advanced Laser (2)	21,690
40,000	Elite Material (2)	66,683
37,000	Everlight Electronics (2)	85,538
59,000	Far EasTone Telecommunications (2)	140,671
9,680	Feng TAY Enterprise (2)	59,732
22,000	FLEXium Interconnect (2)	77,973
10,532	Flytech Technology (2)	43,702
24,000	Formosan Rubber Group (2)	25,747
1,000	GeoVision (2)	3,486
10,000	Grape King Bio (2)	54,479
34,000	Greatek Electronics (2)	45,605
4,000	KD Holding (2)	22,960
2,000	King Slide Works (2)	31,456
27,000	King’s Town Bank (2)	27,673
1,000	Largan Precision (2)	100,206
14,000	Lumax International (2)	28,506
20,000	MediaTek (2)	257,084
12,000	Microlife (2)	28,089
9,000	New Era Electronics (2)	8,925
15,000	Novatek Microelectronics (2)	78,399
45,000	Pegatron (2)	133,310
9,000	Phison Electronics (2)	83,003
19,000	Polytronics Technology (2)	43,847
8,000	President Chain Store (2)	59,201
19,540	Radiant Opto-Electronics (2)	64,255
2,608	Raydium Semiconductor	5,315
28,000	Realtek Semiconductor (2)	87,203
21,000	Sigurd Microelectronics (2)	19,833
16,000	Simplo Technology (2)	79,189
7,632	Sinmag Equipment (2)	45,787
7,000	Sirtec International(2)	15,055
7,000	Sitronix Technology (2)	25,252
2,000	Sporton International (2)	11,340
2,000	St. Shine Optical (2)	35,257
40,000	Taiwan Cement (2)	56,807
30,000	Taiwan Mobile (2)	105,691
31,465	Taiwan Secom (2)	94,680
63,000	Taiwan Semiconductor Manufacturing (2)	303,299
12,800	Taiwan Semiconductor Manufacturing ADR	312,832
7,280	Taiwan Surface Mounting Technology (2)	9,633
7,720	Test Research (2)	15,698
32,000	Thinking Electronic Industrial (2)	45,631
20,000	Transcend Information (2)	76,844
15,000	Tripod Technology (1)(2)	29,302
11,000	United Integrated Services (2)	12,750
5,172	Vivotek (2)	15,455
36,000	Win Semiconductors (2)	46,669
17,000	Yageo (2)	34,954
175,000	Yuanta Financial Holding (2)	101,715
6,000	Yung Chi Paint & Varnish Manufacturing (2)	17,591
19,000	Yungtay Engineering (2)	43,645
15,000	Zhen Ding Technology Holding (2)	52,221
		3,959,761
	Thailand (2) — 3.9%
35,400	Advanced Info Service NVDR	256,940
33,300	BEC World	40,632
61,000	BEC World NVDR	74,431
11,100	Bumrungrad Hospital	53,923
41,800	Delta Electronics Thai	105,557
16,300	Delta Electronics Thai NVDR	41,162
58,000	Hana Microelectronics NVDR	78,096
87,300	MK Real Estate Development	15,096
6,900	PTT	74,396
13,600	PTT NVDR	146,636
11,100	PTT Exploration & Production	39,319
36,900	PTT Exploration & Production NVDR	130,710
5,700	Ratchaburi Electricity Generating Holding	10,363
600	Siam City Cement	6,665
21,000	Thai Beverage	11,321
33,800	Total Access Communication	88,789
76,300	TTW	26,111
78,900	TTW NVDR	27,001
		1,227,148
	Turkey (2) — 3.7%
14,147	Akcansa Cimento	87,010

The accompanying notes are an integral part of the financial statements.

Shares		Value $

3,560	Cimsa Cimento Sanayi Ve	21,843
111,256	Enka Insaat ve Sanayi	239,123
105,542	Eregli Demir ve Celik Fabrikalari (1)	178,104
28,955	Gubre Fabrikalari	77,312
10,504	Koza Altin Isletmeleri	109,730
24,806	Koza Anadolu Metal Madencilik Isletmeleri (1)	26,767
19,129	Soda Sanayii	46,621
14,356	TAV Havalimanlari Holding	126,216
60,100	Turk Telekomunikasyon	166,115
19,756	Turkcell Iletisim Hizmetleri	87,965
		1,166,806
	United Arab Emirates (2) — 0.7%
20,834	Abu Dhabi Commercial Bank PJSC	42,018
94,084	Air Arabia (1)	41,759
69,348	Dubai Investments PJSC	57,649
23,014	Dubai Islamic Bank PJSC	43,189
3,345	First Gulf Bank PJSC	13,834
9,672	Union National Bank PJSC	17,965
		216,414
	United Kingdom (2) — 0.7%
13,631	Anglo American	228,969

	TOTAL COMMON STOCK (Cost $26,202,649)	27,190,366

	PREFERRED STOCK — 3.8%
	Brazil — 3.8%
9,900	AES Tiete	56,155
31,300	Banco do Estado do Rio Grande do Sul	117,909
21,000	Bradespar	83,988
7,200	Cia Brasileira de Distribuicao	241,358
11,500	Cia Energetica de Sao Paulo	71,299
4,100	Eucatex Industria e Comercio	4,504
66,430	Itausa - Investimentos Itau	234,813
8,700	Metalurgica Gerdau Class A	28,269
14,800	Petroleo Brasileiro (1)	64,103
7,000	Petroleo Brasileiro Class A ADR (1)	60,760
13,825	Randon Participacoes	18,446
16,900	Vale Class A	100,852
18,000	Vale Class A ADR	108,900

	TOTAL PREFERRED STOCK (Cost $1,441,580)	1,191,356

Shares/ Principal Amount ($)

	WARRANT (1) — 0.0%
	Malaysia — 0.0%
10,566	CB Industrial Product Holding Expires 11/06/19 (Cost $—)	1,379

	U.S. TREASURY OBLIGATIONS — 7.2%
	United States Treasury Bills (4)
181,000	0.022%, 07/23/2015	180,995
293,000	0.015%, 05/28/2015	293,001
148,000	0.015%, 06/18/2015	148,002
125,000	0.012%, 05/07/2015	125,000
293,000	0.012%, 05/14/2015	292,999
293,000	0.012%, 05/21/2015	293,000
176,000	0.010%, 06/04/2015	175,999
293,000	0.009%, 06/25/2015	292,998
293,000	0.009%, 07/02/2015	292,999
176,000	0.006%, 06/11/2015	175,999

	TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,270,970)	2,270,992

	TOTAL INVESTMENTS — 96.9% (Cost $29,915,199)	30,654,093

	OTHER ASSETS LESS LIABILITIES — 3.1%	977,897

	NET ASSETS — 100%	$31,631,990

(1)         Denotes non-income producing security.

(2)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3)         Security considered illiquid. On April 30, 2015 the value of the securities amounted to $3,355, representing 0.01% of the total net assets of the Fund.

(4)         Zero coupon security — rate reported is effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2015, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Credit Suisse First Boston	5/27/15	USD	1,829,942	INR	114,993,538	$(30,879)
Deutsche Bank Securities	5/13/15	TRY	245,900	USD	94,174	2,527
Goldman Sachs	5/13/15	ZAR	4,959,301	USD	418,482	2,519
HSBC	5/13/15	TRY	854,627	USD	325,743	7,224
						$(18,609)

The open futures contracts held by the Fund at April 30, 2015, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
MINI MSCI EAFE	22	Jun-2015	$59,959
SGX S&P CNX Nifty Index	112	May-2015	(8,090)
			$51,869

ADR — American Depositary Receipt

EAFE — Europe, Australasia and Far East

GDR — Global Depositary Receipt

INR — Indian Rupee

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

S&P — Standard & Poor’s

USD — United States Dollar

TRY — Turkish New Lira

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stock (1)
Brazil	$1,872,135	$—	$—	$1,872,135
Chile	446,843	—	—	446,843
China	485,471	3,517,090	—	4,002,561
Colombia	159,432	—	—	159,432
Czech Republic	23,519	255,289	—	278,808
Egypt	49,680	233,567	—	283,247
Greece	16,820	76,356	—	93,176
Hong Kong	—	1,941,614	3,355	1,944,969
Hungary	—	170,065	—	170,065
India	275,722	—	—	275,722
Indonesia	—	1,199,382	—	1,199,382
Kazakhstan	—	21,875	—	21,875
Malaysia	55,530	624,138	—	679,668
Mexico	566,717	—	—	566,717
Morocco	22,410	221,847	—	244,257
Philippines	170,565	127,669	—	298,234
Poland	15,830	561,447	—	577,277
Qatar	—	56,772	—	56,772
Russia	391,401	670,517	—	1,061,918
South Africa	243,074	3,071,046	—	3,314,120
South Korea	74,317	2,769,773	—	2,844,090
Taiwan	318,147	3,641,614	—	3,959,761
Thailand	—	1,227,148	—	1,227,148
Turkey	—	1,166,806	—	1,166,806
United Arab Emirates	—	216,414	—	216,414
United Kingdom	—	228,969	—	228,969
Total Common Stock	5,187,613	21,999,398	3,355	27,190,366

Preferred Stock
Brazil	1,191,356	—	—	1,191,356
Total Preferred Stock	1,191,356	—	—	1,191,356

Warrant
Malaysia	1,379	—	—	1,379
Total Warrant	1,379	—	—	1,379

U.S. Treasury Obligations	—	2,270,992	—	2,270,992

Total Investments in Securities	$6,380,348	$24,270,390	$3,355	$30,654,093

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards — Unrealized Appreciation	$—	$12,270	$—	$12,270
Forwards — Unrealized Depreciation	—	(30,879)	—	(30,879)
Futures — Unrealized Appreciation	59,959	—	—	59,959
Futures — Unrealized Depreciation	(8,090)	—	—	(8,090)
Total Other Financial Instruments	$51,869	$(18,609)	$—	$33,260

The accompanying notes are an integral part of the financial statements.

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2015, the Fund had securities with a total value of $21,999,398 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $3,355 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

The accompanying notes are an integral part of the financial statements.

Schroder International Alpha Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 99.4%
	Australia (1) — 1.5%
320,102	Brambles	2,728,444

	Belgium (1) — 1.1%
27,218	UCB	1,960,592

	Canada — 1.9%
72,315	Toronto-Dominion Bank	3,338,537

	China — 2.0%
23,236	Alibaba Group Holding ADR (2)	1,888,854
928,000	Brilliance China Automotive Holdings (1)	1,741,607
		3,630,461
	Finland (1) — 1.8%
477,544	Nokia	3,222,200

	France (1) — 9.9%
33,369	Accor	1,829,786
29,037	Essilor International	3,537,584
10,720	Kering	1,982,524
53,431	Safran	3,904,066
30,370	Sanofi	3,091,381
46,413	Schneider Electric	3,469,302
		17,814,643
	Germany (1) — 11.3%
24,697	Bayer	3,554,707
18,065	Bayerische Motoren Werke	2,131,033
12,430	Continental	2,913,034
28,437	Fresenius Medical Care & KGaA	2,389,896
71,999	GEA Group	3,457,823
29,665	HeidelbergCement	2,277,102
49,149	SAP	3,713,949
		20,437,544
	Hong Kong (1) — 4.3%
740,600	AIA Group	4,925,346
84,072	Jardine Strategic Holdings	2,885,142
		7,810,488
	India (1) — 1.8%
1,166,108	Idea Cellular	3,205,974

	Ireland (1) — 1.3%
31,968	Kerry Group Class A	2,351,325

	Israel — 1.7%
36,509	Check Point Software Technologies (2)	3,047,771

	Italy (1) — 2.0%
1,079,103	Intesa Sanpaolo	3,625,254

	Japan (1) — 17.5%
60,300	Aisin Seiki	2,757,395
187,500	Astellas Pharma	2,919,506
73,800	Bridgestone	3,091,016
38,800	Daikin Industries	2,613,919
240,000	Hitachi	1,637,497
243,000	Kubota	3,803,197
84,100	Nabtesco	2,313,089
280,000	Sekisui Chemical	3,733,502
11,200	SMC	3,369,206
122,700	Sumitomo Mitsui Financial Group	5,357,646
		31,595,973
	Mexico — 0.7%
237,301	Grupo Financiero Banorte Class O	1,346,129

	Norway (1) — 3.1%
154,302	DnB NOR	2,741,207
137,373	Statoil	2,912,358
		5,653,565
	Singapore (1) — 2.0%
226,027	DBS Group Holdings	3,591,655

	Spain (1) — 2.9%
271,385	Banco Bilbao Vizcaya Argentaria	2,726,903
169,106	Telefonica	2,573,871
		5,300,774
	Switzerland (1) — 7.9%
80,333	Credit Suisse Group	2,126,179
26,296	Lonza Group	3,717,993
65,028	Nestle	5,045,147
11,615	Roche Holding	3,323,691
		14,213,010
	Taiwan (1) — 2.0%
755,000	Taiwan Semiconductor Manufacturing	3,634,776

	United Kingdom (1) — 22.7%
178,069	ARM Holdings	3,025,620
339,963	Barclays	1,330,081
125,849	BHP Billiton	3,024,948
274,514	BT Group Class A	1,914,610
218,361	Capita	3,821,993
96,834	Diageo	2,688,325
452,132	HSBC Holdings	4,516,546

The accompanying notes are an integral part of the financial statements.

Shares		Value $

45,098	Imperial Tobacco Group	2,202,144
2,259,507	Lloyds Banking Group	2,675,868
117,510	Prudential	2,925,692
35,689	Reckitt Benckiser Group	3,176,459
109,012	Royal Dutch Shell Class A	3,456,468
1,108,723	Vodafone Group	3,906,237
104,721	WPP	2,442,235
		41,107,226
	TOTAL COMMON STOCK (Cost $159,202,675)	179,616,341

	TOTAL INVESTMENTS — 99.4% (Cost $159,202,675)	179,616,341

	OTHER ASSETS LESS LIABILITIES — 0.6%	1,116,983

	NET ASSETS — 100%	$180,733,324

(1)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)         Denotes non-income producing security.

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)
Australia	$—	$2,728,444	$—	$2,728,444
Belgium	—	1,960,592	—	1,960,592
Canada	3,338,537	—	—	3,338,537
China	1,888,854	1,741,607	—	3,630,461
Finland	—	3,222,200	—	3,222,200
France	—	17,814,643	—	17,814,643
Germany	—	20,437,544	—	20,437,544
Hong Kong	—	7,810,488	—	7,810,488
India	—	3,205,974	—	3,205,974
Ireland	—	2,351,325	—	2,351,325
Israel	3,047,771	—	—	3,047,771
Italy	—	3,625,254	—	3,625,254
Japan	—	31,595,973	—	31,595,973
Mexico	1,346,129	—	—	1,346,129
Norway	—	5,653,565	—	5,653,565
Singapore	—	3,591,655	—	3,591,655
Spain	—	5,300,774	—	5,300,774
Switzerland	—	14,213,010	—	14,213,010
Taiwan	—	3,634,776	—	3,634,776
United Kingdom	—	41,107,226	—	41,107,226
Total Common Stock	9,621,291	169,995,050	—	179,616,341

Total Investments in Securities	$9,621,291	$169,995,050	$—	$179,616,341

(1)         Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2015, the Fund had securities with a total value of $169,995,050 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange.

The accompanying notes are an integral part of the financial statements.

Schroder International Multi-Cap Value Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 95.3%
	Australia — 5.0%
65,829	Acrux (1)	46,251
32,246	Adelaide Brighton (1)	114,875
37,791	Ausdrill (1)	13,262
408,231	Beach Energy (1)	356,085
71,451	BHP Billiton (1)	1,824,604
143,894	BWP Trust REIT	346,167
22,537	Cabcharge Australia (1)	80,295
18,535	Cardno (1)	50,349
26,953	Coca-Cola Amatil (1)	218,205
61,175	Collection House (1)	107,557
13,299	Decmil Group (1)	12,092
15,211	Dexus Property Group REIT (1)	88,385
43,177	Downer EDI (1)	150,141
33,917	DuluxGroup (1)	169,167
7,355	DWS	4,220
13,276	Fleetwood (1)	13,708
15,567	Flight Centre Travel Group (1)	532,370
57,221	Independence Group NL (1)	267,009
25,927	JB Hi-Fi (1)	400,496
77,687	M2 Group (1)	672,290
98,377	MACA (1)	69,548
222,513	Medusa Mining (1)(2)	164,347
508,444	Metcash (1)	530,748
262,486	Mirvac Group REIT (1)	415,841
19,575	Monadelphous Group (1)	152,555
113,309	Myer Holdings (1)	123,788
38,073	NRW Holdings (1)	5,686
18,448	Orica (1)	292,358
256,219	Orora (1)	445,788
126,009	OZ Minerals (1)	463,889
20,453	Programmed Maintenance Services (1)	45,178
26,653	RCR Tomlinson (1)	39,431
90,354	Resolute Mining (1)(2)	24,374
27,499	Rio Tinto (1)	1,239,584
45,472	Sandfire Resources NL (1)	175,936
206,664	Spark Infrastructure Group (1)	317,808
515,183	Telstra (1)	2,532,494
60,488	Thorn Group (1)	126,171
17,644	Watpac (1)	10,755
64,485	Woodside Petroleum (1)	1,778,321
62,575	Woolworths (1)	1,452,847
30,515	WorleyParsons (1)(3)	274,169
		16,149,144
	Austria — 0.3%
8,310	Atrium European Real Estate	40,869
12,706	Oesterreichische Post	618,401
8,641	Raiffeisen Bank International (1)(2)	143,444
2,112	Semperit Holding	96,862
		899,576
	Belgium — 1.7%
17,415	Ageas (1)	654,321
94,787	AGFA-Gevaert (2)	238,194
15,564	Anheuser-Busch InBev (1)	1,894,893
2,642	Barco (1)	178,595
32,839	Belgacom (1)	1,223,085
19,275	Colruyt (1)	910,987
1,836	Sofina (1)	208,433
359	Van de Velde	21,457
		5,329,965
	Bermuda (1) — 0.1%
29,582	Lancashire Holdings	289,185

	Brazil — 0.8%
65,100	Ambev	409,664
20,500	Bematech	66,339
28,300	Cia de Saneamento Basico do Estado de Sao Paulo ADR (2)	166,687
59,517	Cia Energetica de Minas Gerais ADR	292,824
41,000	EcoRodovias Infraestrutura e Logistica	120,702
13,600	Eternit	14,444
52,000	Grupo BTG Pactual	513,450
15,900	Helbor Empreendimentos	16,940
18,000	Mahle-Metal Leve	121,993
37,300	Transmissora Alianca de Energia Eletrica	245,246
53,300	Vale	402,454
11,000	Via Varejo	68,345
		2,439,088
	British Virgin Islands (1) — 0.1%
29,983	Playtech	376,667

	Cambodia (1) — 0.0%
170,000	NagaCorp	122,495

	Canada — 4.4%
42,500	BCE	1,873,663
4,500	Canfor Pulp Products	57,476
27,700	Celestica (2)	338,186
45,300	Centerra Gold	234,291
900	Cogeco Cable	51,553
2,100	Cogeco Cable ADR	120,291
44,300	Corus Entertainment Class B	681,115
5,000	Emera	168,504
39,300	Finning International	805,218
36,400	Genworth MI Canada	1,060,472

The accompanying notes are an integral part of the financial statements.

Shares		Value $

47,700	IAMGOLD (2)	106,747
22,200	Magna International Class A	1,118,740
42,200	Medical Facilities	572,227
1,300	Morguard REIT	18,662
60,200	Nevsun Resources	237,507
12,600	Noranda Income Fund	29,764
1,200	North West	24,627
30,400	Potash Corp. of Saskatchewan	992,756
7,100	Power Financial	219,620
58,400	Rogers Communications Class B	2,086,233
43,000	Shaw Communications Class B	982,959
21,200	Stantec	572,655
45,500	Teck Resources Class B	689,760
3,300	Torstar Class B	19,693
28,500	Transcontinental Class A	438,898
15,400	TransForce	347,824
5,300	Westshore Terminals Investment	140,177
10,410	Yellow Pages (2)	135,895
		14,125,513
	Chile — 0.3%
19,304	AFP Habitat	29,701
36,700	Enersis ADR	652,159
105,078	Inversiones Aguas Metropolitanas	171,277
		853,137
	China — 2.5%
110,000	361 Degrees International (1)	42,481
135,500	Anhui Conch Cement Class H (1)	547,862
1,403,000	Bank of China Class H (1)	961,341
30,000	Baoye Group Class H (1)	24,945
60,000	Chaoda Modern Agriculture Holdings (2)	4,490
207,000	China Child Care (1)	42,174
701,000	China Construction Bank Class H (1)	680,485
510,000	China Lumena New Materials (1)(2)(3)	—
108,500	China Shenhua Energy Class H (1)	281,780
306,000	China Shineway Pharmaceutical Group (1)	520,275
80,000	China Taifeng Beddings Holdings (1)(2)(3)	11,148
268,000	Dongfeng Motor Group Class H (1)	445,244
824,000	Industrial & Commercial Bank of China Class H (1)	714,788
304,000	Jiangsu Expressway Class H (1)	417,400
88,000	Jingwei Textile Machinery Class H (1)	136,440
17,000	Mindray Medical International ADR	524,960
3,201	NetEase ADR	410,336
213,000	Pacific Online (1)	114,092
283,000	Pacific Textile Holdings (1)	392,251
68,000	Qingling Motors Class H (1)	27,427
44,000	SouFun Holdings ADR	363,880
122,000	Xingda International Holdings (1)	39,626
599,000	Yangzijiang Shipbuilding Holdings (1)	661,480
396,000	Zhejiang Expressway Class H (1)	628,925
		7,993,830
	Colombia — 0.1%
22,200	Ecopetrol ADR	380,064

	Czech Republic (1) — 0.4%
28,502	CEZ	740,487
2,246	Komercni Banka	500,510
		1,240,997
	Denmark (1) — 0.2%
378	AP Moeller - Maersk Class B	750,173

	Finland — 2.7%
83,801	Fortum (1)	1,654,855
102,954	F-Secure	327,154
32,682	Kone Class B (1)	1,406,034
21,360	Nokian Renkaat (1)	694,116
31,705	Orion Class B (1)	1,036,724
26,671	Ramirent (1)	204,974
24,557	Sampo Class A (1)	1,189,893
7,670	Sanoma (1)	40,401
22,519	Tieto (1)	540,014
30,019	Tikkurila (1)	618,278
24,044	UPM-Kymmene (1)	435,066
9,026	Wartsila (1)	414,114
		8,561,623
	France — 5.7%
4,294	Altamir	54,676
40,769	AXA (1)	1,030,880
5,672	BNP Paribas (1)	358,195
4,174	Boiron (1)	464,872
454	Cegid Group (1)	19,895
5,101	Christian Dior (1)	997,252
11,164	Cie Generale des Etablissements Michelin (1)	1,244,964
20,336	CNP Assurances (1)	365,509
13,182	Credit Agricole (1)	205,091
33,206	Edenred (1)	890,233
5,120	Euler Hermes Group	560,527
3,199	Ipsen (1)	183,713
19,855	Legrand (1)	1,148,072
38,705	Metropole Television (1)	807,806
8,911	Neopost	429,796
25,646	Plastic Omnium (1)	714,150
7,426	Publicis Groupe (1)	622,823
9,436	Safran (1)	689,464

The accompanying notes are an integral part of the financial statements.

Shares		Value $

24,659	Sanofi (1)	2,510,055
19,621	Societe Generale (1)	980,947
10,040	Tarkett (1)	269,776
31,977	Total (1)	1,731,555
8,440	Valeo (1)	1,353,100
12,529	Vinci (1)	768,464
		18,401,815
	Gabon (1) — 0.0%
272	Total Gabon	90,625

	Germany — 3.5%
2,545	Allianz (1)	433,197
5,126	Aurubis (1)	323,908
14,258	BASF (1)	1,416,506
1,505	Bijou Brigitte	93,755
896	Cewe Stiftung & KGAA (1)	58,313
13,766	Commerzbank (1)(2)	185,716
6,885	Continental (1)	1,613,535
2,918	Deutsche Bank (1)	93,323
6,766	Duerr (1)	692,553
2,733	Hamburger Hafen und Logistik (1)	60,279
5,861	HOCHTIEF (1)	452,862
4,592	HUGO BOSS (1)	565,049
1,913	Muenchener Rueckversicherungs (1)	373,413
12,733	Siemens (1)	1,385,122
3,617	Software (1)	104,418
45,365	Stada Arzneimittel (1)	1,659,401
4,517	STO & KGaA	787,922
25,492	Takkt (1)	464,434
6,098	Talanx (1)	193,981
10,440	Wincor Nixdorf (1)	395,161
		11,352,848
	Greece — 0.1%
2,191	Aegean Airlines (1)(2)	18,473
14,539	JUMBO	150,028
6,500	Metka (1)	60,625
4,494	Public Power (1)	30,228
		259,354
	Guernsey — 0.1%
24,762	Tetragon Financial Group	242,915

	Hong Kong — 5.2%
116,000	Allied Properties HK (1)	28,414
32,000	AMVIG Holdings	17,506
221,016	Asian Citrus Holdings (2)	24,596
323,000	Belle International Holdings (1)	414,562
176,000	BOC Hong Kong Holdings (1)	682,655
300,000	Bolina Holding	109,541
622,000	Bonjour Holdings (1)	56,023
240,000	Champion REIT	130,055
922,000	Champion Technology Holdings (2)	21,770
15,000	Cheung Kong Infrastructure Holdings (1)	127,071
336,000	China BlueChemical (1)	149,646
36,000	China Lilang (1)	37,350
28,500	China Mobile (1)	407,074
148,000	CIMC Enric Holdings (1)	163,618
36,000	CK Hutchison Holdings (1)	780,919
28,500	CLP Holdings (1)	249,481
266,000	CNOOC (1)	453,586
810,000	CSI Properties (1)	32,815
211,600	Dah Sing Banking Group (1)	460,125
78,400	Dah Sing Financial Holdings (1)	550,415
79,000	Dan Form Holdings	21,303
13,000	Dickson Concepts International (1)	5,612
285,000	Emperor Entertainment Hotel	66,557
288,000	Emperor International Holdings (1)	71,206
9,500	Fairwood Holdings (1)	25,746
40,000	First Pacific	38,810
606,000	Giordano International	303,369
23,000	Goldlion Holdings (1)	10,759
47,279	Great Eagle Holdings (1)	174,451
704,000	Guangdong Investment (1)	1,049,780
18,150	Henderson Land Development (1)	145,511
28,000	HKR International (1)	15,880
11,000	Hongkong & Shanghai Hotels (1)	16,123
50,000	Hongkong Land Holdings	405,000
22,000	Hopewell Holdings (1)	84,609
314,000	Huabao International Holdings (1)	352,698
83,000	Hysan Development (1)	383,514
92,000	Johnson Electric Holdings (1)	341,785
69,500	Kerry Properties (1)	283,649
17,000	Kowloon Development (1)	21,735
501,000	Lai Sun Development	13,445
160,000	Lifestyle International Holdings	299,334
234,000	Man Wah Holdings (1)	303,609
149,602	New World Development (1)	198,426
361,000	PCCW (1)	240,339
125,000	Peak Sport Products (1)	42,380
107,000	Power Assets Holdings (1)	1,079,991
63,000	Prosperity REIT (1)	23,453
167,000	Real Nutriceutical Group (1)	52,654
51,000	Regal REIT (1)	15,178
402,000	Sa Sa International Holdings (1)	204,520
160,400	Sands China (1)	653,853
18,000	Shandong Luoxin Pharmacy Stock Class H (1)	36,044
370,000	Shenguan Holdings Group (1)	116,127
592,000	Shougang Fushan Resources Group (1)	151,959
236,000	Sino Land (1)	415,209

The accompanying notes are an integral part of the financial statements.

Shares		Value $

91,000	Sitoy Group Holdings	56,475
219,000	SJM Holdings (1)	277,660
237,500	SmarTone Telecommunications Holdings (1)	432,757
8,000	SOCAM Development (1)(2)	7,155
20,000	Soundwill Holdings (1)	36,043
9,000	Sun Hung Kai Properties (1)	149,477
46,000	Sunlight REIT (1)	23,232
56,000	Swire Pacific Class A (1)	755,285
145,400	Swire Properties (1)	499,529
41,000	TAI Cheung Holdings (1)	35,943
23,000	Television Broadcasts (1)	149,840
22,200	VTech Holdings (1)	308,716
118,000	Wharf Holdings (1)	850,203
83,000	Wheelock (1)	467,367
56,000	Yue Yuen Industrial Holdings (1)	212,783
108,000	Yuexiu Transport Infrastructure (1)	79,395
		16,903,700
	Indonesia (1) — 0.7%
4,385,000	Bank Bukopin	234,679
1,837,000	Panin Financial (2)	46,233
1,175,500	Perusahaan Gas Negara	370,515
1,538,500	Perusahaan Perkebunan London Sumatra Indonesia	168,212
4,506,500	Telekomunikasi Indonesia Persero	906,353
224,500	United Tractors	369,141
684,000	Vale Indonesia	146,953
		2,242,086
	Ireland — 0.5%
13,826	Dragon Oil (1)	130,095
3,548	Irish Bank Resolution (1)(2)(3)	—
56,423	Ryanair Holdings (1)(2)	661,791
28,150	Smurfit Kappa Group (1)	861,855
17,066	Total Produce	21,002
		1,674,743
	Israel — 1.5%
4,471	Babylon (1)	2,464
127,966	Bank Hapoalim (1)	640,080
161,664	Bank Leumi Le-Israel (1)(2)	628,330
481,253	Bezeq Israeli Telecommunication (1)	911,514
44,908	Delek Automotive Systems (1)	544,628
11,564	First International Bank of Israel (1)	162,364
152,563	Israel Discount Bank Class A (1)(2)	268,010
13,529	Ituran Location and Control (1)	310,606
216,896	Migdal Insurance & Financial Holding (1)	262,793
2,736	Osem Investments (1)	58,405
7,982	Rami Levy Chain Stores Hashikma Marketing 2006 (1)	324,335
10,100	Teva Pharmaceutical Industries ADR	610,242
3,827	Union Bank of Israel (1)(2)	12,954
		4,736,725
	Italy (1) — 2.0%
29,351	Atlantia	825,497
21,688	Autostrada Torino-Milano	308,348
13,864	Banca Popolare dell’Etruria e del Lazio SC (2)(3)	7,079
174,447	Banca Popolare di Milano	179,755
4,098	Danieli & C Officine Meccaniche	99,713
89,774	ENI	1,722,394
12,008	Immobiliare Grande Distribuzione REIT	11,815
6,661	Industria Macchine Automatiche	339,153
88,008	Mediobanca	854,345
68,236	Recordati	1,359,662
5,212	Reply	557,825
4,630	Societa Cattolica di Assicurazioni	39,555
19,094	Societa Iniziative Autostradali e Servizi	220,524
		6,525,665
	Japan — 14.6%
2,000	77 Bank (1)	11,542
33,000	Achilles (1)	43,115
11,400	ADEKA (1)	160,794
800	Aichi Bank (1)	41,844
13,000	Aichi Steel (1)	62,496
6,700	Aisan Industry (1)	63,069
16,100	Aisin Seiki (1)	736,220
5,000	Akita Bank (1)	15,440
2,600	Alconix (1)	40,641
2,300	Alpine Electronics (1)	46,739
16,100	Amano (1)	207,097
4,600	Amiyaki Tei (1)	182,767
7,000	Amuse (1)	181,896
1,300	Arakawa Chemical Industries (1)	14,378
1,100	Arc Land Sakamoto (1)	26,533
3,300	Asahi Broadcasting (1)	32,135
17,000	Asahi Holdings (1)	319,896
80,000	Asahi Kasei (1)	753,331
19,800	Asante (1)	234,336
7,300	Asax (1)	102,224
19,000	Atsugi (1)	19,652
42,000	Awa Bank (1)	249,321
3,000	Bando Chemical Industries (1)	11,963
17,000	Bank of Kochi (1)	24,902
14,000	Bank of Kyoto (1)	152,621
14,000	Bank of Nagoya (1)	51,464
11,500	BML (1)	350,095
19,500	Bridgestone (1)	816,732
19,400	Brother Industries (1)	308,663

The accompanying notes are an integral part of the financial statements.

Shares		Value $

12,000	Bunka Shutter (1)	109,010
300	C Uyemura (1)	14,868
47,100	Canon (1)(2)	1,679,337
1,000	Central Automotive Products (1)	7,010
4,800	Central Japan Railway (1)	857,311
8,100	Chiba Kogyo Bank (1)	55,951
1,300	Chiyoda (1)	27,787
2,100	Chori (1)	33,271
6,900	Chudenko (1)	131,370
11,000	Chugoku Marine Paints (1)	95,311
2,200	Cleanup (1)	17,504
6,200	Comture (1)	99,288
3,100	Corona Class A (1)	30,037
3,900	CTS (1)	29,545
7,000	Daihatsu Diesel Manufacturing (1)	42,800
30,000	Daihatsu Motor (1)	434,563
13,000	Daiichi Jitsugyo (1)	68,550
15,600	Daiichikosho (1)	503,127
2,700	Daikoku Denki (1)	40,932
1,800	Dainichi (1)	11,804
31,000	Daishi Bank (1)	116,910
4,000	Daishinku (1)	10,807
11,000	Daiwa Industries (1)	75,585
82,000	Daiwa Securities Group (1)	680,257
7,100	Dena (1)	141,830
3,800	Doshisha (1)	57,006
219,200	Dynam Japan Holdings (1)	464,701
6,000	Eidai (1)	22,769
9,400	Elecom (1)	211,673
18,800	en-japan (1)	279,303
3,900	EPS Holdings (1)	45,419
16,500	FamilyMart (1)	710,540
28,000	Fuji Kiko (1)	144,525
2,400	Fuji Kosan (1)	11,957
10,200	FUJIFILM Holdings (1)	384,204
8,400	Fujikura Kasei (1)	39,137
7,200	Fujimori Kogyo (1)	226,491
1,600	Fujishoji (1)	20,590
2,800	Fujitsu Frontech (1)	34,697
48,000	Fujitsu General (1)	691,340
1,100	FuKoKu (1)	10,631
11,000	Fukushima Industries (1)	184,778
1,700	Funai Electric (1)(2)	20,083
900	Futaba (1)	14,991
14,400	Future Architect (1)	86,975
1,200	Fuyo General Lease (1)	49,085
2,400	Gendai Agency (1)	13,827
7,800	Geo (1)	84,721
2,500	Graphite Design (1)	14,051
17,800	Gree (1)(2)	114,925
3,800	G-Tekt (1)	36,552
6,000	Gunma Bank (1)	42,488
18,000	Gunze (1)	48,397
69,000	Hachijuni Bank (1)	537,905
2,000	Hagihara Industries (1)	34,110
5,600	Happinet (1)	64,565
25,500	Haseko (1)	251,794
10,900	Hazama Ando (1)	61,847
9,200	Heiwa (1)	191,815
23,000	Higo Bank (1)	147,828
100	Hikari Tsushin (1)	6,674
2,800	HI-LEX (1)	89,615
1,600	Hirano Tecseed (1)	11,994
2,000	Hisaka Works (1)	18,350
9,500	Hisamitsu Pharmaceutical (1)	409,393
26,000	Hyakugo Bank (1)	127,814
13,000	Hyakujushi Bank (1)	44,626
5,800	Imasen Electric Industrial (1)	71,889
6,000	Inaba Denki Sangyo (1)	216,942
1,800	Infocom (1)	15,269
64,100	Inpex (1)	804,476
2,400	Intage Holdings (1)	42,575
59,500	Isuzu Motors (1)	788,602
13,000	ITOCHU (1)	160,070
24,200	Itochu Enex (1)	218,532
300	Itochu-Shokuhin (1)	10,565
14,000	Iwatsu Electric (1)(2)	11,168
51,000	Iyo Bank (1)	635,306
22,800	J Trust (1)	234,776
14,500	Japan Digital Laboratory (1)	220,827
3,900	Japan Foundation Engineering (1)	14,223
5,200	Japan Petroleum Exploration (1)	200,176
12,200	Japan Tobacco (1)	426,035
22,000	Juroku Bank (1)	87,585
5,300	JVC Kenwood (1)	16,099
26,900	JX Holdings (1)	117,141
17,000	Kagoshima Bank (1)	122,366
2,000	Kamei (1)	14,661
12,000	Kandenko (1)	76,132
86,000	Kanematsu (1)	135,130
2,500	Kanematsu Electronics (1)	38,126
5,400	Kato Sangyo (1)	114,298
103,000	KDDI (1)	2,437,221
3,100	Keihin (1)	50,777
27,000	Keiyo Bank (1)	159,823
22,800	Kimoto (1)	56,213
2,000	Koatsu Gas Kogyo (1)	10,411
2,300	Konaka (1)	13,815
7,600	Konishi (1)	133,245
57,500	Kuraray (1)	777,557
7,400	Kuroda Electric (1)	133,029
19,000	Kyodo Printing (1)	58,989

The accompanying notes are an integral part of the financial statements.

Shares		Value $

16,000	Kyowa Exeo (1)	186,664
21,600	Lawson (1)	1,553,255
7,800	Lintec (1)	191,331
23,000	Maeda Road Construction (1)	379,054
900	Maezawa Kyuso Industries (1)	11,410
2,200	Megachips (1)(2)	25,935
2,900	Meiko Network Japan (1)	35,851
1,900	Melco Holdings (1)	39,198
10	MID Class A REIT (1)	29,565
7,000	Mie Bank (1)	16,159
25,900	Miraca Holdings (1)	1,303,015
9,900	Mirait Holdings (1)	111,877
2,300	Miroku Jyoho Service (1)	13,032
3,100	Mitani	66,829
1,300	Mitani Sekisan (1)	19,877
32,000	Mitsubishi Motors (1)	294,438
91,900	Mitsubishi UFJ Financial Group (1)	652,890
3,000	Mitsuboshi Belting (1)	24,056
45,000	Mitsui (1)	629,376
2,800	Mitsui High-Tec (1)	21,068
21,000	Mitsui Sugar (1)	75,677
11,000	Miyazaki Bank (1)	43,732
197,700	Mizuho Financial Group (1)	376,872
55,000	MTI (1)	392,908
700	Nafco (1)	10,123
5,400	Namura Shipbuilding (1)	49,403
2,600	Natoco (1)	24,227
11,600	Neturen (1)	86,360
31,900	Nexon (1)	406,887
42,900	NHK Spring (1)	491,143
8,360	Nichirin (1)	112,316
2,800	NIFTY (1)	35,663
1,300	Nihon Eslead (1)	13,020
38,800	Nihon Parkerizing (1)	441,110
64,000	Nippon Electric Glass (1)	363,947
6,000	Nippon Hume (1)	41,276
7,000	Nippon Pillar Packing (1)	62,011
13,000	Nippon Road (1)	70,142
14,000	Nippon Seiki (1)	281,480
14,300	Nippon Telegraph & Telephone (1)	965,608
36,300	Nishimatsuya Chain (1)	337,339
23,000	Nishi-Nippon City Bank (1)	73,288
30,500	Nissin Kogyo (1)	502,711
200	Nissin Sugar (1)	4,410
8,000	Nittetsu Mining (1)	31,763
11,900	Nitto Kogyo (1)	215,419
9,500	Nittoc Construction (1)	42,218
16,700	North Pacific Bank (1)	65,950
15,500	NTT DoCoMo (1)	274,544
17,000	Ogaki Kyoritsu Bank (1)	57,299
13,000	Oita Bank (1)	50,845
1,500	Onoken (1)	13,427
4,200	Oracle Japan (1)	191,736
43,900	ORIX (1)	675,112
2,000	Pack (1)	43,628
2,500	Pal (1)	80,354
1,800	Plant (1)	20,630
10,000	Rhythm Watch (1)	13,906
2,800	Ricoh Leasing (1)	81,168
11,000	Riken (1)	42,774
9,000	Sakai Chemical Industry (1)	29,702
700	Sakai Moving Service (1)	22,471
8,000	San-Ai Oil (1)	53,136
3,300	Sanei Architecture Planning (1)	26,254
45,000	San-In Godo Bank (1)	430,642
16,000	Sanki Engineering (1)	127,783
2,000	Sansha Electric Manufacturing (1)	12,914
5,800	Sanyo Housing Nagoya (1)	59,044
37,000	Sekisui Chemical (1)	493,356
11,000	Sekisui Jushi (1)	146,227
13,000	Shiga Bank (1)	68,391
6,000	Shikoku Bank (1)	12,815
17,000	Shikoku Chemicals (1)	149,213
14,000	Shinagawa Refractories (1)	37,429
19,000	Shin-Etsu Polymer (1)	92,799
2,000	Shizuoka Bank (1)	22,018
14,000	Showa (1)	147,907
4,600	Sinko Industries (1)	47,384
9,400	Sintokogio (1)	78,737
1,000	SK Kaken	87,688
3,600	SNT (1)	16,793
62,000	Sony Financial Holdings (1)	1,113,057
5,800	St. Marc Holdings (1)	195,084
5,200	Sumitomo Densetsu (1)	62,759
7,600	Sumitomo Forestry (1)	88,093
6,100	Sumitomo Mitsui Financial Group (1)	266,354
22,500	Sumitomo Rubber Industries (1)	417,180
3,000	Suncall (1)	16,241
6,000	T RAD (1)	12,927
14,600	T&D Holdings (1)	210,675
600	T&K Toka (1)	12,246
3,800	Tachi-S Class S (1)	58,463
7,000	Taihei Dengyo Kaisha (1)	59,052
800	Takamatsu Construction Group (1)	18,556
21,000	Takara Standard (1)	170,848
24,000	Takiron (1)	111,536
8,000	Tayca (1)	30,523
3,000	TBK (1)	16,228
2,300	Techno Medica (1)	47,074
15,000	Teikoku Sen-I Class I (1)	214,211
3,500	Tenma (1)	56,632
1,100	TKC (1)	26,272

The accompanying notes are an integral part of the financial statements.

Shares		Value $

21,000	Toagosei (1)	93,195
7,000	Tochigi Bank (1)	37,603
5,000	Toho Bank (1)	21,100
1,800	Tokai (1)	60,203
26,000	Tokai Rika (1)	635,249
3,430	Token (1)	173,638
2,000	Tokyo Energy & Systems (1)	19,002
1,000	Tokyo TY Financial Group (1)	28,589
2,200	TOMONY Holdings (1)	10,444
4,900	Toppan Forms (1)	58,732
6,000	Toppan Printing (1)	50,306
35,000	Towa Bank (1)	30,396
15,000	Toyo Kohan (1)	71,256
9,300	Toyo Machinery & Metal (1)	39,795
3,700	Transcosmos (1)	89,587
8,500	Trend Micro (1)(2)	287,568
18,200	TS Tech (1)	541,984
13,600	Tsukada Global Holdings (1)	92,548
4,300	Tsukuba Bank (1)	14,712
8,700	Tsuruha Holdings (1)	631,000
6,000	TYK (1)	10,896
6,700	Unipres (1)	138,324
3,100	Utoc (1)	14,946
7,000	Wakita (1)	69,799
5,000	Watanabe Sato (1)	13,090
700	YAMADA Consulting Group (1)	20,883
4,000	Yamagata Bank (1)	17,785
5,000	Yamaguchi Financial Group (1)	62,674
2,000	Yamanashi Chuo Bank (1)	9,289
22,900	Yamazen (1)	203,729
1,000	Yellow Hat (1)	22,095
15,000	Yodogawa Steel Works (1)	60,739
		47,030,082
	Jersey (1) — 0.2%
76,446	UBM	659,922

	Kazakhstan (1) — 0.0%
20,279	KCell JSC GDR	170,813

	Liechtenstein — 0.0%
183	VP Bank	15,398

	Luxembourg (1) — 0.4%
9,479	RTL Group	888,666
16,617	Tenaris	255,141
		1,143,807
	Malaysia — 0.5%
48,400	Affin Holdings (1)	39,530
242,600	AMMB Holdings (1)	440,606
10,100	British American Tobacco Malaysia (1)	189,597
281,800	DiGi.com (1)	475,073
284,000	IOI Properties Group (1)	170,201
66,600	KLCCP Stapled Group	132,022
91,700	Padini Holdings (1)	35,973
		1,483,002
	Malta — 0.0%
22,416	BGP Holdings (1)(2)(3)	1,237

	Mexico — 0.2%
19,400	America Movil Class L ADR	405,266
2,600	Coca-Cola Femsa ADR	207,740
50,800	Urbi Desarrollos Urbanos (1)(2)(3)	—
		613,006
	Netherlands — 2.3%
14,108	Arcadis (1)	446,576
15,298	ArcelorMittal (1)	162,793
13,631	Boskalis Westminster (1)	708,276
15,444	Brunel International (1)	316,708
781	HAL Trust (1)	129,687
46,381	Koninklijke Ahold (1)	898,593
38,911	NN Group (1)	1,134,363
65,537	Reed Elsevier (1)	1,580,585
1,715	Sligro Food Group	66,234
2,906	SNS Reaal (1)(2)(3)	—
44,440	Unilever (1)	1,938,502
		7,382,317
	New Zealand (1) — 0.5%
123,320	Goodman Property Trust REIT	110,897
7,308	Skellerup Holdings	7,852
109,062	Sky Network Television	522,440
306,187	Spark New Zealand	692,822
84,354	Trade Me Group	245,693
		1,579,704
	Norway — 2.5%
47,606	Aker Solutions (1)	289,817
21,521	Kongsberg Gruppen (1)	462,446
38,370	Kvaerner (1)	30,084
20,099	Salmar (1)	326,316
133,897	Statoil (1)	2,838,666
74,377	Storebrand (1)(2)	262,975
87,355	Telenor (1)	1,972,929
13,501	TGS Nopec Geophysical (1)	343,587
72,586	Tomra Systems	706,127
19,258	Yara International (1)	986,731
		8,219,678
	Philippines — 0.2%
356,500	Manila Water	198,144

The accompanying notes are an integral part of the financial statements.

Shares		Value $

603,600	Nickel Asia (1)	307,124
2,500	Philippine Long Distance Telephone ADR	161,100
		666,368
	Poland (1) — 0.7%
10,749	Bank Pekao	558,720
10,831	KGHM Polska Miedz	379,762
92,850	PGE Polska Grupa Energetyczna (2)	534,273
301,858	Polskie Gornictwo Naftowe i Gazownictwo	544,464
88,521	Tauron Polska Energia	118,395
		2,135,614
	Portugal (1) — 0.2%
84,990	Portucel	415,807
36,886	Redes Energeticas Nacionais	115,472
13,454	Semapa-Sociedade de Investimento e Gestao	192,694
		723,973
	Russia — 0.9%
26,100	CTC Media (NASDAQ) (2)	91,089
38,984	Gazprom ADR	229,226
38,369	Globaltrans Investment GDR (1)(2)	189,927
5,276	LUKOIL ADR	270,395
4,996	MegaFon OAO GDR (1)	84,741
23,482	MMC Norilsk Nickel ADR (1)	442,343
44,500	Mobile TeleSystems ADR	537,560
110,930	Surgutneftegas OAO ADR (1)	803,444
7,500	Tatneft OAO ADR (1)	257,266
		2,905,991
	Singapore — 1.6%
14,100	Boustead Projects Pte (2)	11,136
47,000	Boustead Singapore (1)	50,163
379,000	Cache Logistics Trust REIT (1)	337,596
134,000	CapitaMall Trust REIT (1)	221,253
115,000	CapitaRetail China Trust REIT (1)	150,673
178,000	China Merchants Holdings Pacific	158,736
16,000	Far East Orchard	20,798
40,000	First REIT	43,833
163,000	First Resources (1)	218,606
241,000	Frasers Centrepoint Trust REIT (1)	376,319
40,000	Frasers Commercial Trust REIT (1)	45,571
2,200	Haw Par	14,864
30,000	Ho Bee Land (1)	52,540
64,000	Hong Fok (1)	45,826
11,000	Jardine Cycle & Carriage (1)	335,183
103,000	Lippo Malls Indonesia Retail Trust REIT	28,023
360,000	Mapletree Industrial Trust REIT (1)	437,601
136,000	Mapletree Logistics Trust REIT	126,421
19,000	Metro Holdings	14,216
81,000	Sabana Shari’ah Compliant Industrial REIT	52,951
238,000	SATS	573,776
375,000	Singapore Telecommunications (1)	1,253,099
167,000	Starhill Global REIT (1)	110,281
30,000	StarHub (1)	95,797
48,750	UMS Holdings (1)	20,787
49,000	UOL Group (1)	294,637
		5,090,686
	South Africa — 2.1%
27,258	AVI (1)	186,790
17,224	Kumba Iron Ore (1)	232,315
15,860	Lewis Group (1)	115,253
63,953	Liberty Holdings	891,324
186,319	Life Healthcare Group Holdings (1)	639,904
135,050	MMI Holdings	384,276
5,393	Mondi (1)	108,748
55,111	MTN Group (1)	1,106,570
99,506	Peregrine Holdings (1)	233,025
39,743	PPC (1)	56,926
38,857	Reunert	198,103
225,917	SA Corporate Real Estate Fund REIT	94,573
28,065	Sasol (1)	1,129,994
99,669	Sibanye Gold (1)	236,545
34,713	Truworths International (1)	253,002
7,574	Tsogo Sun Holdings (1)	17,582
61,634	Vodacom Group (1)	768,420
3,806	Wilson Bayly Holmes-Ovcon	35,624
		6,688,974
	South Korea — 1.6%
490	Daechang Forging (1)	24,312
240	Dongil Industries (1)	17,580
2,098	Dongyang E&P (1)	25,002
5,220	e-LITECOM (1)	112,755
1,110	Global & Yuasa Battery	56,950
1,653	Grand Korea Leisure (1)	59,157
482	GS Home Shopping (1)	107,349
10,840	Hana Financial Group (1)	319,085
4,420	Hankook Tire (1)	185,751
10,710	Hanshin Machinery (1)	18,409
1,427	Hyundai Home Shopping Network (1)	179,416
7,810	Hyundai Hy Communications & Networks (1)	38,656
17,650	Industrial Bank of Korea (1)	242,510
1,183	INTOPS (1)	22,889
15,150	KB Financial Group (1)	577,735
10,645	Kia Motors (1)	490,541
2,920	KT&G (1)	258,594

The accompanying notes are an integral part of the financial statements.

Shares		Value $

1,950	Kunsul Chemical Industrial (1)	93,137
100	Mi Chang Oil Industrial	7,528
358	Samchully (1)	42,888
764	Samsung Electronics (1)	1,002,256
319	Samyang Genex (1)	52,026
520	Sebang	10,526
630	Sewon Precision Industry (1)	17,955
12,060	Shinhan Financial Group (1)	499,141
1,776	Silicon Works (1)	67,274
33,793	Woori Bank (1)	337,581
4,700	Yoosung Enterprise (1)	24,237
1,493	Youngone Holdings	143,451
		5,034,691
	Spain — 1.1%
39,840	Abertis Infraestructuras (1)	734,133
1,684	Baron de Ley (2)	175,852
825	Caja de Ahorros del Mediterraneo (1)(2)(3)	—
16,224	Cia de Distribucion Integral Logista Holdings (1)(2)	346,309
29,423	Duro Felguera (1)	118,565
24,212	Faes Farma (1)	62,569
11,534	Gas Natural SDG (1)	283,599
270,719	Mapfre (1)	1,006,020
11,304	Red Electrica (1)	948,688
		3,675,735
	Sweden — 4.0%
24,372	AddTech Class B (1)	320,498
63,433	Alfa Laval (1)	1,184,034
47,396	Axfood (1)	748,745
24,185	Clas Ohlson Class B	415,014
19,559	Electrolux (1)	585,648
56,928	Industrivarden Class C (1)	1,186,140
32,669	Intrum Justitia (1)	1,028,819
1,008	Investment Oresund (1)	21,138
32,322	Investor Class B (1)	1,317,048
11,057	JM (1)	328,968
26,588	Kinnevik Investment Class B (1)	916,300
6,145	Medivir Class B (2)	67,103
16,514	Millicom International Cellular (1)(2)	1,288,370
7,378	Nolato Class B (1)	177,103
29,086	SKF Class B (1)	710,427
12,240	Swedish Match (1)	376,797
87,074	Telefonaktiebolaget LM Ericsson Class B (1)	952,309
91,285	TeliaSonera (1)	567,531
43,450	Trelleborg Class B (1)	851,499
		13,043,491
	Switzerland — 5.0%
315	Alpiq Holding	27,518
675	APG SGA	278,552
1,564	Autoneum Holding (1)	345,369
5,948	Baloise Holding (1)	774,050
80	Belimo Holding	194,223
1,885	Bucher Industries (1)	473,791
9,043	Cie Financiere Richemont (1)	806,029
6,682	Coltene Holding	589,093
5,426	Credit Suisse Group (1)	143,610
1,814	Galenica (1)	1,693,721
590	Helvetia Holding (1)	335,205
4,103	Implenia (1)	280,937
397	Inficon Holding (2)	150,745
43	Metall Zug (1)	121,954
22,874	Nestle (1)	1,774,662
4,324	Pargesa Holding (1)	314,949
8,853	Roche Holding (1)	2,533,331
581	SGS (1)	1,125,744
268	Sika (1)	919,869
11,031	Swiss Re (1)	978,531
2,024	Swisscom (1)	1,203,280
1,348	Syngenta (1)	451,081
132	Vaudoise Assurances Holding (1)	73,965
1,918	Zurich Insurance Group (1)	591,997
		16,182,206
	Taiwan — 2.1%
16,000	104 (1)	87,415
52,000	Audix (1)	68,339
135,220	Chicony Electronics (1)	388,822
75,600	Chimei Materials Technology (1)	81,268
103,000	China Life Insurance (1)	109,031
76,420	Cyberlink (1)	225,501
40,000	Draytek (1)	41,622
34,000	Dynacolor (1)	66,585
133,000	Everlight Electronics (1)	307,473
208,000	Far EasTone Telecommunications (1)	495,925
148,000	Formosan Rubber Group (1)	158,773
25,000	Grape King Bio (1)	136,197
141,000	Greatek Electronics (1)	189,127
31,000	Holtek Semiconductor (1)	56,709
75,000	ITEQ (1)	62,273
2,000	KD Holding (1)	11,480
49,245	Lite-On Technology (1)	62,220
65,000	Lumax International (1)	132,351
26,000	MediaTek (1)	334,209
26,000	Mercuries & Associates Holding (1)	18,121
46,000	Mirle Automation (1)	44,881
85,000	New Era Electronics (1)	84,296
16,000	Pegatron (1)	47,399

The accompanying notes are an integral part of the financial statements.

Shares		Value $

39,000	Phison Electronics (1)	359,681
40,000	Polytronics Technology (1)	92,309
118,017	Radiant Opto-Electronics (1)	388,084
3,841	Raydium Semiconductor	7,827
145,470	Realtek Semiconductor (1)	453,049
56,000	Sigurd Microelectronics (1)	52,887
78,000	Simplo Technology (1)	386,045
5,565	Sinmag Equipment (1)	33,386
71,000	Sitronix Technology (1)	256,124
59,000	Sonix Technology (1)	88,904
162,000	Taiwan Cement (1)	230,067
63,440	Taiwan Surface Mounting Technology (1)	83,943
93,302	Test Research (1)	189,722
32,000	Thinking Electronic Industrial (1)	45,631
106,000	Transcend Information (1)	407,274
42,000	United Integrated Services (1)	48,683
40,000	Yageo (1)	82,245
701,000	Yuanta Financial Holding (1)	407,443
27,000	YungShin Global Holding (1)	49,066
		6,872,387
	Thailand (1) — 1.0%
97,500	Bangkok Bank	545,738
147,200	BEC World	179,611
13,300	Delta Electronics Thai	33,586
83,100	Delta Electronics Thai NVDR	209,851
298,700	Hana Microelectronics NVDR	402,193
6,100	PTT	65,770
53,700	PTT NVDR	578,997
5,500	PTT Exploration & Production	19,482
227,500	PTT Exploration & Production NVDR	805,869
89,100	Total Access Communication	234,056
74,800	TTW (2)	25,598
668,100	TTW NVDR (1)	228,634
		3,329,385
	Turkey (1) — 0.7%
126,900	Adana Cimento Sanayii Class C (2)	33,202
7,670	Akcansa Cimento	47,174
47,219	Cimsa Cimento Sanayi VE Ticaret	289,727
140,821	Enka Insaat ve Sanayi	302,667
171,552	Eregli Demir ve Celik Fabrikalari (2)	289,497
70,091	Gubre Fabrikalari	187,148
22,963	Ipek Dogal Enerji Kaynaklari Arastirma Ve Uretim (2)	28,719
20,787	Koza Altin Isletmeleri	217,151
35,776	Soda Sanayii	87,193
25,826	TAV Havalimanlari Holding	227,059
152,760	Turk Telekomunikasyon	422,225
		2,131,762
	United Kingdom — 15.0%
15,674	Aberdeen Asset Management (1)	113,816
23,166	Admiral Group (1)	552,405
33,305	Aggreko (1)	840,119
117,437	Alent (1)	652,174
5,083	Amec Foster Wheeler (1)	71,168
80,964	Amlin (1)	567,393
32,498	Anglo American (1)	550,595
17,884	Anglo American (South African Shares) (1)	300,410
142,962	Ashmore Group (1)	675,820
32,497	AstraZeneca (1)	2,230,145
81,789	BAE Systems (1)	633,632
153,325	Barclays (1)	599,873
112,706	Beazley (1)	484,699
11,419	Bellway (1)	347,161
6,588	Berendsen (1)	104,732
13,681	Berkeley Group Holdings (1)	526,752
76,203	BHP Billiton (1)	1,831,640
265,629	BP (1)	1,915,810
10,762	British American Tobacco (1)	591,300
106,804	BT Group Class A (1)	744,909
176,799	Cairn Energy (1)(2)	481,678
79	Camellia	11,278
23,835	Carillion (1)	118,921
156,612	Centrica (1)	611,486
66,213	Chesnara (1)	325,219
1,381	Clarkson	48,078
150,292	Cobham (1)	681,780
38,989	Daily Mail & General Trust Class A (1)	535,962
48,531	Dart Group	288,294
69,621	Debenhams (1)	95,638
24,371	Diploma	297,403
5,596	Dunelm Group (1)	77,040
15,987	Fenner (1)	51,376
5,341	Galliford Try (1)	122,896
29,212	Gem Diamonds	62,328
90,925	GlaxoSmithKline (1)	2,100,053
152,076	Highland Gold Mining	109,715
40,851	Home Retail Group (1)	104,388
164,131	HSBC Holdings (1)	1,639,577
141,600	HSBC Holdings (Hong Kong Shares) (1)	1,409,466
1,349	Immunodiagnostic Systems Holdings (1)	6,285
11,265	Imperial Tobacco Group (1)	550,072
4,209	Indivior (2)	12,889
20,810	Intertek Group (1)	831,677
90,699	ITE Group	261,737
23,671	James Halstead	120,995
3,290	John Menzies (1)	19,697

The accompanying notes are an integral part of the financial statements.

Shares		Value $

501,270	Kcom Group (1)	704,713
23,858	Keller Group (1)	364,929
416,765	Legal & General Group (1)	1,656,663
52,664	Marks & Spencer Group (1)(2)	445,983
35,498	Millennium & Copthorne Hotels	315,219
15,081	Mondi (1)	305,361
51,996	Moneysupermarket.com Group (1)	222,804
50,611	N Brown Group (1)	265,697
5,448	Next (1)	612,517
69,186	Pace (1)	438,649
15,262	PayPoint	199,598
19,392	Phoenix Group Holdings (1)	250,259
110,374	QinetiQ Group (1)	341,604
16,499	Reckitt Benckiser Group (1)	1,468,475
63,724	Reed Elsevier (1)	1,054,648
28,198	Rio Tinto (1)	1,261,884
50,102	Rolls-Royce Holdings (1)	798,766
14,291	Rotork (1)	515,693
179,861	Royal Bank of Scotland Group (1)(2)	931,859
19,130	Royal Dutch Shell Class A (1)	603,170
28,156	Royal Dutch Shell (Amsterdam Shares) Class A (1)	892,749
36,591	Royal Mail (1)	261,424
135,193	Sage Group (1)	1,005,181
70,567	Sky (1)	1,163,497
20,306	Smiths Group (1)	355,483
150,420	Soco International (1)	415,937
26,448	Spectris (1)	869,225
104,290	Stagecoach Group (1)	579,622
8,080	Standard Chartered (1)	132,287
18,019	Subsea 7 (1)(2)	200,152
18,138	Ultra Electronics Holdings (1)	482,341
35,266	Unilever (1)	1,545,858
35,369	Weir Group (1)	1,016,869
16,858	WH Smith (1)	369,864
92,398	William Hill (1)	510,507
25,356	WS Atkins (1)	520,255
3,706	Zytronic	15,075
		48,405,298
	TOTAL COMMON STOCK (Cost $294,647,528)	307,127,460

	PREFERRED STOCK — 0.8%
	Brazil — 0.5%
36,700	AES Tiete	208,169
53,700	Banco do Estado do Rio Grande do Sul	202,292
149,620	Itausa - Investimentos Itau	528,868
60,800	Vale Class A	362,828
58,200	Vale Class B ADR	352,110
		1,654,267
	Germany — 0.3%
19,707	ProSiebenSat.1 Media (1)	1,007,565

	TOTAL PREFERRED STOCK (Cost $3,422,338)	2,661,832

	INVESTMENT COMPANIES — 0.5%
	Australia — 0.1%
61,020	WAM Capital (1)	93,472

	Guernsey — 0.1%
153,893	HSBC Infrastructure	361,896

	Switzerland — 0.3%
3,480	BB Biotech (1)	1,018,415

	TOTAL INVESTMENT COMPANIES (Cost $1,210,593)	1,473,783

	WARRANT (2) — 0.0%
	Hong Kong — 0.0%
3,166	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	12,459

	TOTAL INVESTMENTS — 96.6% (Cost $299,280,459)	311,275,534

	OTHER ASSETS LESS LIABILITIES — 3.4%	11,077,232

	NET ASSETS — 100%	$322,352,766

(1)         Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)         Denotes non-income producing security.

(3)         Security considered illiquid. On April 30, 2015 the value of the securities amounted to $293,633, representing 0.09% of the total net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2015, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
MINI MSCI EAFE	83	Jun-2015	$273,599

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2015, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Barclays Capital	5/13/15	USD	1,733,427	GBP	1,160,967	$48,531
BNP Paribas	5/13/15	EUR	1,881,731	USD	2,023,821	(89,340)
HSBC	5/13/15	EUR	2,589,300	USD	2,811,281	(96,470)
Royal Bank of Canada	5/13/15	GBP	4,498,200	USD	6,714,540	(189,708)
						$(326,987)

ADR — American Depositary Receipt

EAFE — Europe, Australasia and Far East

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

MSCI — Morgan Stanley Capital International

NASDAQ — National Association of Securities Dealers Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

USD — United States Dollar

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3 (2)	Total

Common Stock
Australia	$350,387	$15,798,757	$—	$16,149,144
Austria	756,132	143,444	—	899,576
Belgium	259,651	5,070,314	—	5,329,965
Bermuda	—	289,185	—	289,185
Brazil	2,439,088	—	—	2,439,088
British Virgin Islands	—	376,667	—	376,667
Cambodia	—	122,495	—	122,495
Canada	14,125,513	—	—	14,125,513
Chile	853,137	—	—	853,137
China	1,303,666	6,679,016	11,148	7,993,830
Colombia	380,064	—	—	380,064
Czech Republic	—	1,240,997	—	1,240,997
Denmark	—	750,173	—	750,173
Finland	327,154	8,234,469	—	8,561,623
France	1,044,999	17,356,816	—	18,401,815
Gabon	—	90,625	—	90,625
Germany	881,677	10,471,171	—	11,352,848
Greece	150,028	109,326	—	259,354
Guernsey	242,915	—	—	242,915
Hong Kong	1,507,761	15,395,939	—	16,903,700
Indonesia	—	2,242,086	—	2,242,086
Ireland	21,002	1,653,741	—	1,674,743
Israel	610,242	4,126,483	—	4,736,725
Italy	—	6,518,586	7,079	6,525,665
Japan	154,517	46,875,565	—	47,030,082
Jersey	—	659,922	—	659,922
Kazakhstan	—	170,813	—	170,813
Liechtenstein	15,398	—	—	15,398
Luxembourg	—	1,143,807	—	1,143,807
Malaysia	132,022	1,350,980	—	1,483,002
Malta	—	—	1,237	1,237
Mexico	613,006	—	—	613,006
Netherlands	66,234	7,316,083	—	7,382,317
New Zealand	—	1,579,704	—	1,579,704
Norway	706,127	7,513,551	—	8,219,678
Philippines	359,244	307,124	—	666,368
Poland	—	2,135,614	—	2,135,614
Portugal	—	723,973	—	723,973
Russia	1,128,270	1,777,721	—	2,905,991
Singapore	1,044,754	4,045,932	—	5,090,686
South Africa	1,603,900	5,085,074	—	6,688,974
South Korea	218,455	4,816,236	—	5,034,691
Spain	175,852	3,499,883	—	3,675,735
Sweden	482,117	12,561,374	—	13,043,491
Switzerland	1,240,131	14,942,075	—	16,182,206
Taiwan	7,827	6,864,560	—	6,872,387
Thailand	—	3,329,385	—	3,329,385
Turkey	—	2,131,762	—	2,131,762
United Kingdom	1,742,609	46,662,689	—	48,405,298
Total Common Stock	34,943,879	272,164,117	19,464	307,127,460

The accompanying notes are an integral part of the financial statements.

Investments in Securities	Level 1	Level 2	Level 3 (2)	Total
Preferred Stock
Brazil	$1,654,267	$—	$—	$1,654,267
Germany	—	1,007,565	—	1,007,565
Total Preferred Stock	1,654,267	1,007,565	—	2,661,832

Investment Companies
Australia	—	93,472	—	93,472
Guernsey	361,896	—	—	361,896
Switzerland	—	1,018,415	—	1,018,415
Total Investment Companies	361,896	1,111,887	—	1,473,783

Warrant
Hong Kong	12,459	—	—	12,459
Total Warrant	12,459	—	—	12,459

Total Investments in Securities	$36,972,501	$274,283,569	$19,464	$311,275,534

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$273,599	$—	$—	$273,599
Forwards — Unrealized Appreciation	—	48,531	—	48,531
Forwards — Unrealized Depreciation	—	(375,518)	—	(375,518)
Total Other Financial Instruments	$273,599	$(326,987)	$—	$(53,388)

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2015, the Fund had securities with a total value of $274,099,400 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $293,633 transfer from Level 1 to Level 2 and a security with total value of $19,464 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)                                 A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

Schroder Global Multi-Cap Equity Fund

Schedule of Investments

April 30, 2015 (unaudited)

Shares		Value $

	COMMON STOCK — 94.8%
	Australia — 2.7%
58,133	Ausdrill (1)	20,401
20,589	BHP Billiton (1)	525,770
8,333	carsales.com	62,251
16,670	Decmil Group (1)	15,158
3,365	Flight Centre Travel Group (1)	115,078
33,242	Independence Group NL (1)	155,116
11,331	JB Hi-Fi (1)	175,031
32,059	M2 Group (1)	277,433
66,543	MACA (1)	47,043
123,992	Medusa Mining (1)(2)	91,580
161,316	Metcash (1)	168,392
13,889	Monadelphous Group (1)	108,242
73,751	Myer Holdings (1)	80,572
49,561	NRW Holdings (1)	7,401
84,719	OZ Minerals (1)	311,884
141,873	Resolute Mining (1)(2)	38,271
11,404	Rio Tinto (1)	514,063
26,398	Sandfire Resources NL (1)	102,136
284,880	Telstra (1)	1,400,389
44,329	Woodside Petroleum (1)	1,222,473
23,735	Woolworths (1)	551,072
		5,989,756
	Austria — 0.1%
2,881	Oesterreichische Post	140,218

	Belgium (1) — 0.3%
2,515	Anheuser-Busch InBev	306,198
4,143	Colruyt	195,809
1,774	Melexis	109,518
		611,525
	Bermuda — 0.8%
21,300	Assured Guaranty	553,587
9,700	Axis Capital Holdings	504,982
31,846	Lancashire Holdings (1)	311,317
4,500	RenaissanceRe Holdings	461,205
		1,831,091
	Brazil — 0.5%
56,000	Ambev	352,399
11,900	Cia de Saneamento Basico do Estado de Sao Paulo ADR (2)	70,091
43,029	Cia Energetica de Minas Gerais ADR	211,703
20,900	Grupo BTG Pactual	206,367
31,100	Vale	234,828
		1,075,388
	British Virgin Islands (1) — 0.2%
29,279	Playtech	367,823

	Canada — 1.8%
4,000	Alimentation Couche Tard Class B	153,104
2,000	CCL Industries Class B	229,938
36,200	Centerra Gold	187,226
5,200	Corus Entertainment Class B	79,950
5,600	Dominion Diamond	110,375
18,225	Genworth MI Canada	530,965
46,900	Nevsun Resources	185,034
30,000	Rogers Communications Class B	1,071,695
21,100	Shaw Communications Class B	482,336
3,100	Stantec	83,737
33,000	Teck Resources Class B	500,265
17,900	Transcontinental Class A	275,659
		3,890,284
	Chile — 0.0%
52,203	AFP Habitat	80,318

	China — 1.2%
88,000	361 Degrees International (1)	33,985
80,500	Anhui Conch Cement Class H (1)	325,482
474,000	Bank of China Class H (1)	324,786
175,000	China Child Care (1)	35,655
385,000	China Construction Bank Class H (1)	373,733
72,000	China Creative Home Group (1)	13,162
668,000	China Lumena New Materials (1)(2)(3)	—
44,000	China Taifeng Beddings Holdings (1)(2)(3)	6,131
174,000	Dongfeng Motor Group Class H (1)	289,076
218,000	Industrial & Commercial Bank of China Class H (1)	189,107
142,000	Jintian Pharmaceutical Group (1)	75,568
849	NetEase ADR	108,833
222,000	Pacific Online (1)	118,913
44,000	Pacific Textile Holdings (1)	60,986
100,000	Peak Sport Products (1)	33,904
50,000	TravelSky Technology Class H (1)	96,951
285,000	Yangzijiang Shipbuilding Holdings (1)	314,728
190,000	Zhejiang Expressway Class H (1)	301,757
		2,702,757
	Colombia — 0.1%
16,200	Ecopetrol ADR	277,344

	Czech Republic (1) — 0.2%
16,246	CEZ	422,074

The accompanying notes are an integral part of the financial statements.

Shares		Value $

271	Komercni Banka	60,391
		482,465
	Denmark (1) — 0.3%
2,571	Coloplast Class B	209,856
4,270	Novozymes Class B	197,003
2,199	Pandora	227,292
		634,151
	Finland (1) — 1.2%
16,364	Kone Class B	704,007
28,902	Orion Class B	945,069
13,120	Sampo Class A	635,721
2,186	Tieto	52,421
3,416	Tikkurila	70,357
16,560	UPM-Kymmene	299,646
		2,707,221
	France — 2.1%
19,565	AXA (1)	494,718
3,661	BNP Paribas (1)	231,197
5,426	Boiron (1)	604,311
1,619	Christian Dior (1)	316,517
5,284	Cie Generale des Etablissements Michelin (1)	589,250
7,813	Legrand (1)	451,770
22,376	Metropole Television (1)	467,006
3,274	Neopost	157,912
3,377	Plastic Omnium (1)	94,037
9,974	Societe Generale (1)	498,648
388	Stallergenes (1)	23,679
3,754	Valeo (1)	601,841
		4,530,886
	Gabon (1) — 0.0%
286	Total Gabon	95,289

	Germany — 1.3%
1,123	Amadeus Fire (1)	91,020
351	Bijou Brigitte	21,866
3,624	Continental (1)	849,303
4,052	Duerr (1)	414,754
2,609	HUGO BOSS (1)	321,039
4,694	Merck KGaA (1)	506,038
10,159	ProSiebenSat.1 Media (1)	519,402
1,183	STO & KGaA	206,356
		2,929,778
	Greece — 0.0%
2,794	Aegean Airlines (1)(2)	23,557
2,742	JUMBO	28,295
3,382	Metka (1)	31,543
		83,395
	Hong Kong — 3.0%
144,000	Belle International Holdings (1)	184,820
1,176,000	Champion Technology Holdings (2)	27,767
178,000	China BlueChemical (1)	79,277
36,000	China Lilang (1)	37,350
23,500	China Mobile (1)	335,657
56,000	CIMC Enric Holdings (1)	61,909
14,000	CK Hutchison Holdings (1)	303,691
301,000	CNOOC (1)	513,269
29,600	Dah Sing Financial Holdings (1)	207,810
315,000	Emperor Entertainment Hotel	73,562
27,000	Great Eagle Holdings (1)	99,625
318,000	Guangdong Investment (1)	474,190
4,100	Hang Seng Bank (1)	79,876
14,300	Henderson Land Development (1)	114,645
35,000	Hongkong Land Holdings	283,500
53,500	Hopewell Holdings (1)	205,754
60,000	Hysan Development (1)	277,239
45,500	Kerry Properties (1)	185,698
990,000	Lai Sun Development	26,568
19,500	Power Assets Holdings (1)	196,821
284,000	Sa Sa International Holdings (1)	144,487
60,400	Sands China (1)	246,214
350,000	Shenguan Holdings Group (1)	109,850
172,000	Sino Land (1)	302,610
133,000	Sitoy Group Holdings	82,540
6,000	Soundwill Holdings (1)	10,813
22,000	Sun Hung Kai Properties (1)	365,387
32,000	Sunlight REIT (1)	16,162
26,500	Swire Pacific Class A (1)	357,412
108,400	Swire Properties (1)	372,414
13,000	Television Broadcasts (1)	84,692
3,400	VTech Holdings (1)	47,281
52,000	Wharf Holdings (1)	374,666
56,000	Wheelock (1)	315,332
		6,598,888
	India — 0.1%
8,900	Infosys Limited ADR	275,722

	Indonesia (1) — 0.8%
95,500	Indocement Tunggal Prakarsa	154,225
868,500	Perusahaan Gas Negara	273,749
883,000	Perusahaan Perkebunan London Sumatra Indonesia	96,543
260,500	Semen Indonesia Persero	250,503
2,965,000	Telekomunikasi Indonesia Persero	596,325
161,000	United Tractors	264,729
407,500	Vale Indonesia	87,549
		1,723,623

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Ireland — 0.8%
9,400	Accenture Class A	870,910
37,644	Experian (1)	672,328
2,705	Paddy Power (1)	241,831
		1,785,069
	Israel — 0.8%
6,015	Babylon (1)	3,316
20,796	Bank Hapoalim (1)	104,021
29,092	Bank Leumi Le-Israel (1)(2)	113,070
284,004	Bezeq Israeli Telecommunication (1)	537,916
12,291	Delek Automotive Systems (1)	149,061
127,125	Israel Discount Bank Class A (1)(2)	223,322
2,723	Ituran Location and Control (1)	62,516
910	Rami Levy Chain Stores Hashikma Marketing 2006 (1)	36,976
7,000	Teva Pharmaceutical Industries ADR	422,940
		1,653,138
	Italy (1) — 1.1%
13,483	Autostrada Torino-Milano	191,694
22,933	Banca Popolare dell’Etruria e del Lazio SC (2)(3)	11,710
13,207	DiaSorin (1)	602,936
64,436	ENI (1)	1,236,262
19,323	Recordati (1)	385,028
302	Reply (1)	32,322
		2,459,952
	Japan — 8.6%
4,800	ABC-Mart (1)	273,115
1,900	Amiyaki Tei (1)	75,491
3,700	ARCLAND SERVICE (1)	157,560
2,300	Arcs (1)	48,122
4,200	Asahi Holdings (1)	79,033
25,000	Asahi Kasei (1)	235,416
5,000	Asax (1)	70,016
20,000	Awa Bank (1)	118,724
5,000	Bank of Nagoya (1)	18,380
24,900	Canon (1)(2)	887,803
3,400	Central Japan Railway (1)	607,262
3,600	Chiba Kogyo Bank (1)	24,867
1,800	Cleanup (1)	14,322
1,200	Corona Class A (1)	11,627
9,000	Daiichi Jitsugyo (1)	47,458
5,800	Daiichikosho (1)	187,060
20,000	Daishi Bank (1)	75,426
8,000	Daiwa Industries (1)	54,971
42,000	Daiwa Securities Group (1)	348,424
4,300	Dr Ci:Labo (1)	161,777
92,800	Dynam Japan Holdings (1)	196,735
4,000	Eidai (1)	15,180
11,200	FamilyMart (1)	482,306
11,300	FUJIFILM Holdings (1)	425,637
8,100	Fujikura Kasei (1)	37,739
2,800	Fujimori Kogyo (1)	88,080
33,000	Fujitsu General (1)	475,296
7,000	Fukushima Industries (1)	117,586
2,000	Fuyo General Lease (1)	81,809
2,400	Gendai Agency (1)	13,827
50,000	Hachijuni Bank (1)	389,786
1,600	Hagihara Industries (1)	27,288
22,500	Haseko (1)	222,172
19,000	Higo Bank (1)	122,118
1,800	HI-LEX (1)	57,610
6,000	Hokkoku Bank (1)	21,734
11,000	Hyakugo Bank (1)	54,075
23,000	Hyakujushi Bank (1)	78,954
3,800	Inaba Denki Sangyo (1)	137,396
32,200	Inpex (1)	404,121
34,000	Isuzu Motors (1)	450,630
3,100	Itochu Enex (1)	27,994
3,000	Japan Petroleum Exploration (1)	115,486
6,300	Japan Tobacco (1)	220,001
10,000	Juroku Bank (1)	39,811
14,000	Kagoshima Bank (1)	100,772
91,000	Kanematsu (1)	142,986
2,000	Kato Sangyo (1)	42,333
56,400	KDDI (1)	1,334,556
7,000	Keiyo Bank (1)	41,436
2,000	Konishi (1)	35,065
1,700	Lasertec (1)	23,734
8,600	Lawson (1)	618,426
2,000	Meiko Network Japan (1)	24,725
18,300	Miraca Holdings (1)	920,663
1,600	Miroku Jyoho Service (1)	9,066
43,000	Mitsubishi Motors (1)	395,651
27,000	Mitsubishi Steel Manufacturing (1)	61,171
35,700	Mitsubishi UFJ Financial Group (1)	253,625
4,000	Mitsuboshi Belting (1)	32,075
4,900	Mixi (1)	192,282
106,100	Mizuho Financial Group (1)	202,256
20,400	MTI (1)	145,733
1,000	Murakami	17,504
600	Nakano Refrigerators (1)	17,871
11,500	Namura Shipbuilding (1)	105,211
7,900	Neturen (1)	58,814
16,300	Nexon (1)	207,908
24,000	NHK Spring (1)	274,765
20,600	Nihon Parkerizing (1)	234,198
16,000	Nippon Road (1)	86,328
23,800	Nishimatsuya Chain (1)	221,175
22,700	Nissin Kogyo (1)	374,149

The accompanying notes are an integral part of the financial statements.

Shares		Value $

7,000	Nittetsu Mining (1)	27,793
11,800	North Pacific Bank (1)	46,599
8,000	Oita Bank (1)	31,289
9,800	Oracle Japan (1)	447,384
26,500	ORIX (1)	407,528
5,000	Sakai Chemical Industry (1)	16,501
1,500	San-A Class A (1)	62,725
29,000	San-In Godo Bank (1)	277,525
7,000	Seika (1)	19,449
5,000	Sekisui Jushi (1)	66,467
13,000	Shiga Bank (1)	68,391
9,000	Shinagawa Refractories (1)	24,061
5,800	Shin-Etsu Polymer (1)	28,328
2,500	Sinko Industries (1)	25,752
9,600	Sintokogio (1)	80,412
27,400	Sony Financial Holdings (1)	491,900
5,300	Sumitomo Densetsu (1)	63,965
54,000	Sumitomo Heavy Industries (1)	335,502
19,900	Sumitomo Rubber Industries (1)	368,973
900	Techno Medica (1)	18,420
3,800	Teikoku Sen-I Class I (1)	54,267
12,000	Toagosei (1)	53,254
10,900	Tokai Rika (1)	266,316
1,840	Token (1)	93,147
4,500	TOMONY Holdings (1)	21,363
57,000	Towa Bank (1)	49,502
9,300	Trend Micro (1)(2)	314,633
12,600	TS Tech (1)	375,220
1,200	Tsuruha Holdings (1)	87,034
7,000	Uchida Yoko (1)	23,790
4,000	Watanabe Sato (1)	10,472
181,800	Yahoo Japan (1)	742,695
900	YAMADA Consulting Group (1)	26,850
4,000	Yamanashi Chuo Bank (1)	18,577
		19,020,787
	Kazakhstan (1) — 0.1%
13,810	KCell JSC GDR	116,323

	Liechtenstein — 0.0%
122	VP Bank	10,265

	Malaysia (1) — 0.2%
21,900	Berjaya Auto	24,819
3,800	British American Tobacco Malaysia	71,333
197,100	DiGi.com	332,282
		428,434
	Mexico — 0.3%
14,600	America Movil Class L ADR	304,994
1,200	Coca-Cola Femsa ADR	95,880
129,900	Kimberly-Clark de Mexico Class A	286,014
		686,888
	Netherlands (1) — 0.7%
7,790	Arcadis	246,585
11,367	ArcelorMittal	120,962
6,163	Boskalis Westminster	320,234
32,673	Reed Elsevier	787,989
		1,475,770
	New Zealand (1) — 0.1%
14,738	Sky Network Television	70,600
59,625	Trade Me Group	173,666
		244,266
	Norway (1) — 1.1%
87,674	Statoil	1,858,721
9,248	Yara International	473,844
		2,332,565
	Panama — 0.2%
4,800	Copa Holdings Class A	532,272

	Philippines (1) — 0.0%
128,300	Nickel Asia	65,282

	Poland (1) — 0.2%
7,288	KGHM Polska Miedz	255,536
135,510	Polskie Gornictwo Naftowe i Gazownictwo	244,420
		499,956
	Russia — 0.7%
10,000	CTC Media (NASDAQ) (2)	34,900
5,789	Globaltrans Investment GDR (1) (2)	28,655
4,236	LUKOIL ADR	217,095
7,051	MegaFon OAO GDR (1)	119,598
21,528	MMC Norilsk Nickel ADR (1)	405,535
17,200	Mobile TeleSystems ADR	207,776
65,389	Surgutneftegas OAO ADR (1)	473,600
4,600	Tatneft OAO ADR (1)	157,790
		1,644,949
	Singapore — 0.1%
5,000	Hong Leong Finance	10,014
58,900	M1 (1)	158,245
9,600	Mapletree Industrial Trust REIT (1)	11,669
854	XP Power (1)	19,744
		199,672
	South Africa — 1.8%
52,376	AVI (1)	358,915
23,521	Kumba Iron Ore (1)	317,248
12,435	Lewis Group (1)	90,364

The accompanying notes are an integral part of the financial statements.

Shares		Value $

143,245	Life Healthcare Group Holdings (1)	491,968
86,814	MMI Holdings	247,024
37,237	MTN Group (1)	747,679
20,818	Sasol (1)	838,205
67,794	Sibanye Gold (1)	160,896
22,158	Truworths International (1)	161,496
35,793	Vodacom Group (1)	446,248
		3,860,043
	South Korea (1) — 1.0%
2,070	Coway	173,844
741	GS Home Shopping	165,033
1,121	Hyundai Home Shopping Network	140,943
9,230	Industrial Bank of Korea	126,819
8,020	KB Financial Group	305,837
7,210	KC Tech	62,951
7,264	Kia Motors	334,738
1,800	KT&G	159,407
1,340	Kunsul Chemical Industrial	64,002
455	Samsung Electronics	596,894
		2,130,468
	Spain (1) — 0.2%
26,784	Zardoya Otis	345,306

	Sweden — 2.2%
23,968	Alfa Laval (1)	447,384
33,128	Axfood (1)	523,344
9,312	Clas Ohlson Class B	159,794
23,735	Industrivarden Class C (1)	494,537
13,883	Intrum Justitia (1)	437,206
18,389	Investor Class B (1)	749,310
12,514	Kinnevik Investment Class B (1)	431,269
9,127	Millicom International Cellular (1)(2)	712,060
1,233	Net Entertainment Class B (1)(2)	46,618
10,370	Swedish Match (1)	319,231
16,387	Trelleborg Class B (1)	321,140
4,326	Unibet Group	253,590
		4,895,483
	Switzerland — 2.4%
5,600	ACE	599,144
3,774	Actelion (1)	496,586
11,400	Allied World Assurance Holdings	468,996
57	Belimo Holding	138,384
442	Galenica (1)	412,693
723	Geberit (1)	256,068
5,177	Nestle (1)	401,653
6,158	Roche Holding (1)	1,762,143
279	SGS (1)	540,589
29	Sika (1)	99,538
		5,175,794
	Taiwan — 0.9%
16,498	Flytech Technology (1)	68,458
131,000	Formosan Rubber Group (1)	140,535
6,000	Grape King Bio (1)	32,687
89,000	Greatek Electronics (1)	119,378
46,000	Holtek Semiconductor (1)	84,149
31,000	Lumax International (1)	63,121
58,000	Novatek Microelectronics (1)	303,145
36,000	Polytronics Technology (1)	83,078
11,000	President Chain Store (1)	81,402
58,000	Realtek Semiconductor (1)	180,634
28,600	Simplo Technology (1)	141,550
12,080	Sinmag Equipment (1)	72,472
12,000	St. Shine Optical (1)	211,541
26,390	Taiwan Secom (1)	79,409
4,100	Taiwan Semiconductor Manufacturing ADR	100,204
15,000	Transcend Information (1)	57,633
58,000	United Integrated Services (1)	67,229
		1,886,625
	Thailand (1) — 0.7%
50,200	Advanced Info Service	364,361
242,100	BEC World	295,407
70,600	Hana Microelectronics NVDR	95,062
25,800	PTT NVDR	278,177
31,600	PTT Exploration & Production	111,936
128,500	PTT Exploration & Production NVDR	455,183
		1,600,126
	Turkey (1) — 0.4%
90,722	Eregli Demir ve Celik Fabrikalari (2)	153,095
18,905	Gubre Fabrikalari	50,478
18,492	Koza Altin Isletmeleri	193,176
42,285	Soda Sanayii	103,056
14,500	TAV Havalimanlari Holding	127,482
63,898	Turk Telekomunikasyon	176,613
		803,900
	United Kingdom — 12.0%
5,936	Abcam (1)	47,766
53,511	Aberdeen Asset Management (1)	388,566
21,840	Admiral Group (1)	520,786
14,640	Aggreko (1)	369,294
26,702	Amlin (1)	187,127
23,292	Anglo American (1)	394,623
11,101	Anglo American (South African Shares) (1)	186,471
81,381	Ashmore Group (1)	384,710
24,303	AstraZeneca (1)	1,667,822

The accompanying notes are an integral part of the financial statements.

Shares		Value $

8,071	AVEVA Group (1)	208,844
115,585	Barclays (1)	452,218
2,717	Berkeley Group Holdings (1)	104,611
2,868	Betfair Group (1)	102,198
28,720	BHP Billiton (1)	690,323
183,346	BP (1)	1,322,356
6,729	British American Tobacco (1)	369,713
52,104	BT Group Class A (1)	363,402
11,705	Burberry Group (1)	312,042
32,963	Cairn Energy (1)(2)	89,806
110	Camellia	15,704
49,573	Chesnara (1)	243,488
33,008	Dart Group	196,081
6,700	Delphi Automotive	556,100
7,478	Diploma	91,255
19,339	Dunelm Group (1)	266,240
58,653	GlaxoSmithKline (1)	1,354,682
18,168	Highland Gold Mining	13,107
3,918	Hikma Pharmaceuticals (1)	122,524
105,583	HSBC Holdings (1)	1,054,715
80,800	HSBC Holdings (Hong Kong Shares) (1)	804,272
10,052	IG Group Holdings (1)	113,337
18,839	IMI (1)	361,002
9,931	Imperial Tobacco Group (1)	484,933
17,953	Indivior (2)	54,978
10,166	Intertek Group (1)	406,287
22,117	ITE Group	63,825
55,903	ITV (1)	217,043
8,615	James Halstead	44,036
13,847	Keller Group (1)	211,802
320,008	Legal & General Group (1)	1,272,049
8,959	Micro Focus International	172,862
2,450	Millennium & Copthorne Hotels	21,756
3,345	Next (1)	376,078
26,611	Pace (1)	168,717
20,049	PayPoint	262,203
13,041	Reckitt Benckiser Group (1)	1,160,699
44,055	Reed Elsevier (1)	729,121
14,522	Rio Tinto (1)	649,871
10,809	Rotork (1)	390,045
122,535	Royal Bank of Scotland Group (1)(2)	634,853
19,887	Royal Dutch Shell Class A (1)	630,562
70,664	Sage Group (1)	525,398
58,312	Senior (1)	280,003
33,694	Sky (1)	555,541
98,550	Soco International (1)	272,507
12,890	Spectris (1)	423,635
5,616	Spirax-Sarco Engineering (1)	290,699
5,222	Ultra Electronics Holdings (1)	138,868
25,464	Unilever (1)	1,116,195
11,442	Verizon Communications (1)	576,218
2,705	Vitec Group (1)	27,067
12,960	Weir Group (1)	372,604
10,310	WH Smith (1)	226,201
32,462	William Hill (1)	179,355
4,537	WS Atkins (1)	93,090
		26,384,286
	United States — 41.5%
	Consumer Discretionary — 3.2%
4,700	Best Buy	162,855
4,700	Buckle	210,560
11,852	Coach	452,865
6,200	Comcast Class A	358,112
7,000	Cooper Tire & Rubber	297,430
2,700	Cracker Barrel Old Country Store	357,696
4,600	GameStop Class A	177,284
11,200	Gannett	384,384
8,000	Gap	317,120
8,700	Garmin	393,153
11,600	Gentex	201,260
3,400	Genuine Parts	305,490
2,600	John Wiley & Sons Class A	147,888
2,600	Lear	288,678
5,900	McDonald’s	569,645
9,000	PetMed Express	142,470
1,400	Polaris Industries	191,744
245	Priceline Group (2)	303,263
1,700	Ralph Lauren Class A	226,797
1,000	Ross Stores	98,880
6,200	Scripps Networks Interactive Class A	433,132
2,900	Thor Industries	174,493
3,600	Tupperware Brands	240,696
3,600	Viacom Class B	250,020
4,300	Yum! Brands	369,628
		7,055,543
	Consumer Staples — 2.4%
8,000	Altria Group	400,400
11,700	Campbell Soup	523,107
4,300	Clorox	456,230
10,800	Dr. Pepper Snapple Group	805,464
10,800	General Mills	597,672
9,700	Kimberly-Clark	1,063,993
5,600	Philip Morris International	467,432
5,100	Reynolds American	373,830
2,089	USANA Health Sciences (2)	237,603
3,700	Wal-Mart Stores	288,785
		5,214,516
	Energy — 2.3%
8,069	Chevron	896,143
12,000	ConocoPhillips	815,040

The accompanying notes are an integral part of the financial statements.

Shares		Value $

2,038	Contango Oil & Gas (2)	51,093
19,300	ExxonMobil	1,686,241
13,900	Occidental Petroleum	1,113,390
2,300	Oceaneering International	126,753
5,100	Renewable Energy Group (2)	46,971
6,500	Valero Energy	369,850
		5,105,481
	Financials — 7.3%
20,900	Aflac	1,317,536
22,100	Ally Financial (2)	483,769
9,100	American Financial Group	575,120
9,900	American International Group	557,271
62,300	Bank of America	992,439
12,530	Citigroup	668,100
11,600	Discover Financial Services	672,452
2,800	Everest Re Group	500,948
1,326	FBL Financial Group Class A	77,266
34,200	Fifth Third Bancorp	684,000
47,900	Genworth Financial Class A (2)	421,041
7,436	Goldman Sachs Group	1,460,579
6,200	HCI Group	270,196
10,700	Horace Mann Educators	363,479
26,600	JPMorgan Chase	1,682,716
11,100	Lincoln National	627,039
19,800	MBIA (2)	173,250
795	National Western Life Insurance Class A	190,490
13,600	PNC Financial Services Group	1,247,528
6,000	Principal Financial Group	306,720
19,100	Symetra Financial	453,625
12,000	Universal Insurance Holdings	288,240
13,000	Validus Holdings	543,790
10,400	Waddell & Reed Financial Class A	512,928
31,000	Western Union	628,680
4,000	World Acceptance (2)	338,480
		16,037,682
	Healthcare — 8.9%
18,439	AbbVie	1,192,266
10,430	Aetna	1,114,654
9,903	Amgen	1,563,782
4,600	Amsurg Class A (2)	288,512
22,000	Baxter International	1,512,280
6,600	Becton Dickinson	929,742
556	Biogen (2)	207,905
1,900	Bio-Techne	182,324
15,700	Cardinal Health	1,324,138
6,300	Centene (2)	390,537
11,099	Computer Programs & Systems	580,811
5,700	CR Bard	949,506
443	Enanta Pharmaceuticals (2)	15,168
15,800	Gilead Sciences	1,588,058
6,000	Globus Medical Class A (2)	143,340
8,800	Health Net (2)	463,320
14,300	Johnson & Johnson	1,418,560
12,300	Medtronic	915,735
7,100	Merck	422,876
21,100	Meridian Bioscience	373,892
33,200	Pfizer	1,126,476
4,500	Quality Systems	70,177
7,300	ResMed	466,762
8,300	Stryker	765,592
2,100	U.S. Physical Therapy	99,036
9,200	UnitedHealth Group	1,024,880
3,900	Varian Medical Systems (2)	346,515
1,600	Waters (2)	200,304
		19,677,148
	Industrials — 6.9%
5,100	3M	797,589
16,000	ADT	601,600
6,000	Crane	366,660
4,700	Cummins	649,822
7,600	Deluxe	492,100
1,800	Douglas Dynamics	39,150
7,100	Dover	537,612
13,000	Emerson Electric	764,790
6,700	Fastenal	285,554
5,400	Flowserve	316,062
8,000	General Dynamics	1,098,560
10,541	Hillenbrand	309,800
9,200	Honeywell International	928,464
5,700	Hubbell Class B	620,331
3,300	Huntington Ingalls Industries	434,247
7,200	Lincoln Electric Holdings	481,392
3,900	Lockheed Martin	727,740
3,000	MSC Industrial Direct Class A	213,180
4,400	Norfolk Southern	443,740
3,900	Northrop Grumman	600,756
4,700	Parker Hannifin	560,992
4,051	Performant Financial (2)	12,032
1,700	Precision Castparts	351,373
4,100	Raven Industries	81,754
6,200	Raytheon	644,800
2,400	Regal Beloit	187,680
2,500	RPX (2)	38,900
14,600	RR Donnelley & Sons	271,852
2,100	Stanley Black & Decker	207,270
6,600	Toro	442,464
5,500	Union Pacific	584,265
6,100	United Technologies	693,875
2,000	WW Grainger	496,860
		15,283,266

The accompanying notes are an integral part of the financial statements.

Shares		Value $

	Information Technology — 9.4%
8,700	Altera	362,616
13,800	Apple	1,727,070
3,400	Broadcom Class A	150,297
6,700	Broadridge Financial Solutions	361,264
41,900	Brocade Communications Systems	473,470
16,800	CA	533,736
33,600	Cisco Systems	968,688
1,400	Comtech Telecommunications	40,460
26,600	EMC	715,806
2,200	F5 Networks (2)	268,444
6,000	Harris	481,440
19,100	Hewlett-Packard	629,727
34,800	Intel	1,132,740
4,700	International Business Machines	805,063
6,700	Intuit	672,211
4,300	j2 Global	298,291
5,700	Jack Henry & Associates	379,107
10,100	Lexmark International Class A	448,339
9,800	Linear Technology	452,074
16,600	Maxim Integrated Products	544,978
9,200	Microchip Technology	438,426
39,100	Microsoft	1,901,824
12,200	NetApp	442,250
14,100	NeuStar Class A (2)	423,000
27,400	Oracle	1,195,188
12,900	Paychex	624,231
13,200	QUALCOMM	897,600
5,200	Rockwell Automation	616,720
1,100	Skyworks Solutions	101,475
4,200	Syntel (2)	189,084
10,800	Teradata (2)	475,092
13,900	Texas Instruments	753,519
10,300	Vishay Intertechnology	130,604
7,200	Western Digital	703,728
10,700	Xilinx	463,952
		20,802,514
	Materials — 0.9%
2,900	Compass Minerals International	256,157
5,900	Energizer Holdings	806,058
1,900	International Paper	102,068
1,500	Terra Nitrogen LP	200,640
6,500	Westlake Chemical	506,870
		1,871,793
	Telecommunication Services — 0.2%
7,800	Verizon Communications	393,432
	Total United States	91,441,375

	TOTAL COMMON STOCK (Cost $192,612,323)	208,706,916

	PREFERRED STOCK — 0.4%
	Brazil — 0.4%
35,500	AES Tiete	201,362
72,900	Itausa - Investimentos Itau	257,683
32,100	Vale Class A	191,559
37,300	Vale Class B ADR	225,665

	TOTAL PREFERRED STOCK (Cost $1,422,580)	876,269

	INVESTMENT COMPANIES — 0.3%
	Guernsey — 0.0%
26,635	HSBC Infrastructure	62,635

	Switzerland — 0.3%
1,893	BB Biotech (1)	553,983

	TOTAL INVESTMENT COMPANIES (Cost $391,870)	616,618

	WARRANT (2) — 0.0%
	Hong Kong — 0.0%
4,500	Sun Hung Kai Properties Expires 04/22/16 (Cost $—)	17,708

	TOTAL INVESTMENTS — 95.5% (Cost $194,426,773)	210,217,511

	OTHER ASSETS LESS LIABILITIES — 4.5%	9,993,199

	NET ASSETS — 100%	$220,210,710

(1)   Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2)   Denotes non-income producing security.

(3)   Security considered illiquid. On April 30, 2015 the value of the securities amounted to $17,841, representing 0.01% of the total net assets of the Fund.

The accompanying notes are an integral part of the financial statements.

The open futures contracts held by the Fund at April 30, 2015, are as follows:

	Number of		Unrealized
Type of	Contracts	Expiration	Appreciation
Contract	Long (Short)	Date	(Depreciation)
FTSE 100 Index	16	Jun-2015	$40,803
S&P 500 Index E-MINI	42	Jun-2015	30,742
			$71,545

A summary of the outstanding forward foreign currency contracts held by the Fund at April 30, 2015, is as follows:

						Unrealized
						Appreciation
Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		(Depreciation)
Deutsche Bank Securities	5/13/15	JPY	193,245,000	USD	1,612,856	$(5,748)
HSBC	5/13/15	GBP	818,049	USD	1,215,243	(40,373)
Royal Bank of Canada	5/13/15	GBP	5,650,900	USD	8,435,195	(238,322)
						$(284,443)

ADR — American Depositary Receipt

FTSE — Financial Times Stock Exchange

GBP — British Pound Sterling

GDR — Global Depositary Receipt

JPY — Japanese Yen

LP — Limited Partnership

NASDAQ — National Association of Securities Dealers

Automated Quotations

NVDR — Non Voting Depository Receipt

REIT — Real Estate Investment Trust

S&P — Standard & Poor’s

USD — United States Dollar

The accompanying notes are an integral part of the financial statements.

The following is a summary of the inputs used as of April 30, 2015, in valuing the Fund’s investments carried at value:

Investments in Securities (1)	Level 1	Level 2	Level 3 (2)	Total

Common Stock
Australia	$62,251	$5,927,505	$—	$5,989,756
Austria	140,218	—	—	140,218
Belgium	—	611,525	—	611,525
Bermuda	1,519,774	311,317	—	1,831,091
Brazil	1,075,388	—	—	1,075,388
British Virgin Islands	—	367,823	—	367,823
Canada	3,890,284	—	—	3,890,284
Chile	80,318	—	—	80,318
China	108,833	2,587,793	6,131	2,702,757
Colombia	277,344	—	—	277,344
Czech Republic	—	482,465	—	482,465
Denmark	—	634,151	—	634,151
Finland	—	2,707,221	—	2,707,221
France	157,912	4,372,974	—	4,530,886
Gabon	—	95,289	—	95,289
Germany	228,222	2,701,556	—	2,929,778
Greece	28,295	55,100	—	83,395
Hong Kong	493,937	6,104,951	—	6,598,888
India	275,722	—	—	275,722
Indonesia	—	1,723,623	—	1,723,623
Ireland	870,910	914,159	—	1,785,069
Israel	422,940	1,230,198	—	1,653,138
Italy	—	2,448,242	11,710	2,459,952
Japan	17,504	19,003,283	—	19,020,787
Kazakhstan	—	116,323	—	116,323
Liechtenstein	10,265	—	—	10,265
Malaysia	—	428,434	—	428,434
Mexico	686,888	—	—	686,888
Netherlands	—	1,475,770	—	1,475,770
New Zealand	—	244,266	—	244,266
Norway	—	2,332,565	—	2,332,565
Panama	532,272	—	—	532,272
Philippines	—	65,282	—	65,282
Poland	—	499,956	—	499,956
Russia	459,771	1,185,178	—	1,644,949
Singapore	10,014	189,658	—	199,672
South Africa	247,024	3,613,019	—	3,860,043
South Korea	—	2,130,468	—	2,130,468
Spain	—	345,306	—	345,306
Sweden	413,384	4,482,099	—	4,895,483
Switzerland	1,206,524	3,969,270	—	5,175,794
Taiwan	100,204	1,786,421	—	1,886,625
Thailand	—	1,600,126	—	1,600,126
Turkey	—	803,900	—	803,900
United Kingdom	1,491,907	24,892,379	—	26,384,286
United States
Consumer Discretionary	7,055,543	—	—	7,055,543
Consumer Staples	5,214,516	—	—	5,214,516
Energy	5,105,481	—	—	5,105,481
Financials	16,037,682	—	—	16,037,682
Healthcare	19,677,148	—	—	19,677,148
Industrials	15,283,266	—	—	15,283,266
Information Technology	20,802,514	—	—	20,802,514
Materials	1,871,793	—	—	1,871,793

The accompanying notes are an integral part of the financial statements.

Investments in Securities	Level 1	Level 2	Level 3 (2)	Total

Telecommunication Services	$393,432	$—	$—	$393,432
	91,441,375	—	—	91,441,375
Total Common Stock	106,249,480	102,439,595	17,841	208,706,916

Preferred Stock
Brazil	876,269	—	—	876,269
Total Preferred Stock	876,269	—	—	876,269

Investment Companies
Guernsey	62,635	—	—	62,635
Switzerland	—	553,983	—	553,983
Total Investment Companies	62,635	553,983	—	616,618

Warrant
Hong Kong	17,708	—	—	17,708
Total Warrant	17,708	—	—	17,708

Total Investments in Securities	$107,206,092	$102,993,578	$17,841	$210,217,511

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures — Unrealized Appreciation	$71,545	$—	$—	$71,545
Forwards — Unrealized Depreciation	—	(284,443)	—	(284,443)
Total Other Financial Instruments	$71,545	$(284,443)	$—	$(212,898)

(1)                                 Transfers between investment levels may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes.  The Fund generally recognizes transfers between the levels as of the beginning of the period.  As of April 30, 2015, the Fund had securities with a total value of $102,993,578 transfer from Level 1 to Level 2. The change in level occurred due to developments that occurred between the time of closing of the foreign markets on which those securities trade and the close of business on the New York Stock Exchange. Additionally, the Fund had securities with a total value of $17,841 transfer from Level 1 to Level 3. The changes occurred due to a halt in trading of these securities.

(2)                                 A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

The accompanying notes are an integral part of the financial statements.

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The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2015 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
ASSETS
Investments in securities, at value — Note 2	$769,351,409	$129,128,471	$57,628,976
Cash	2,127,341	5,879,715	1,797,796
Foreign currency	288	3	—
Receivable for securities sold	4,107,940	466,448	84,617
Dividends receivable	701,917	24,032	16,938
Receivable for Fund shares sold	65,487	34,327	5,359
Prepaid expenses	48,060	29,705	36,005
Tax reclaims receivable	1,037	—	—
Due from Investment Advisor — Note 3	—	—	28,372
Unrealized appreciation on spot foreign currency contracts	1,436	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Initial margin for futures contracts	—	86,700	—
Variation margin receivable	—	—	—
TOTAL ASSETS	776,404,915	135,649,401	59,598,063
LIABILITIES
Payable for securities purchased	1,942,476	938,667	127,095
Unrealized depreciation on spot foreign currency contracts	—	—	—
Variation margin payable	—	41,140	—
Accrued foreign capital gains tax on appreciated securities	—	—	—
Unrealized depreciation on forward foreign currency contracts	441,764	—	—
Payable for Fund shares redeemed	38,318	2,696	16,446
Investment Advisory fees payable — Note 3	162,532	114,364	50,921
Audit fees payable	20,673	19,571	19,906
Legal fees payable	17,641	6,105	5,095
Sub-administration fees payable — Note 3	8,480	8,870	3,949
Distribution fees payable, Advisor Shares — Note 3	101	1,194	5,472
Shareholder service fees payable, Investor Shares — Note 3	—	11,356	6,657
Shareholder service fees payable, Advisor Shares — Note 3	—	80	698
Accrued expenses and other liabilities	30,811	21,439	18,971
TOTAL LIABILITIES	2,662,796	1,165,482	255,210
NET ASSETS	$773,742,119	$134,483,919	$59,342,853
Cost of securities	$553,089,858	$97,551,934	$42,925,364
Cost of foreign currency	$288	$4	$—
NET ASSETS
Capital paid-in	$534,489,228	$96,512,944	$39,969,612
Undistributed (accumulated net investment loss) net investment income	4,416,257	(240,538)	24,731
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	19,016,849	6,624,561	4,644,898
Accumulated foreign capital gains tax on appreciated securities	—	—	—
Net unrealized appreciation on investments	216,261,551	31,576,537	14,703,612
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	(441,766)	10,415	—
NET ASSETS	$773,742,119	$134,483,919	$59,342,853

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi- Cap Value Fund	Global Multi-Cap Equity Fund
ASSETS
Investments in securities, at value — Note 2	$1,306,053,471	$30,654,093	$179,616,341	$311,275,534	$210,217,511
Cash	26,436,981	792,696	476,216	9,914,691	10,113,796
Foreign currency	249,489	19,359	3,424	174,549	192,298
Receivable for securities sold	2,938,405	221,934	—	1,254,266	1,133,327
Dividends receivable	877,232	87,877	622,340	1,050,063	507,007
Receivable for Fund shares sold	488,986	2,158	31,221	201,972	135,311
Prepaid expenses	74,058	33,166	39,389	37,629	50,732
Tax reclaims receivable	5,666	1,948	195,906	205,904	72,160
Due from Investment Advisor — Note 3	123,750	34,350	38,202	82,360	35,101
Unrealized appreciation on spot foreign currency contracts	10,540	649	—	2,168	2,278
Unrealized appreciation on forward foreign currency contracts	—	12,270	—	48,531	—
Initial margin for futures contracts	—	114,620	—	273,900	268,108
Variation margin receivable	—	—	—	—	2,333
TOTAL ASSETS	1,337,258,578	31,975,120	181,023,039	324,521,567	222,729,962
LIABILITIES
Payable for securities purchased	9,212,328	150,938	—	445,147	1,898,966
Unrealized depreciation on spot foreign currency contracts	4,335	903	—	8,050	7,142
Variation margin payable	—	24,196	—	95,450	42,210
Accrued foreign capital gains tax on appreciated securities	1,234,761	21,631	11,420	43,740	7,019
Unrealized depreciation on forward foreign currency contracts	—	30,879	—	375,518	284,443
Payable for Fund shares redeemed	1,051,268	—	74,742	710,237	43,092
Investment Advisory fees payable — Note 3	1,044,361	24,867	118,356	207,978	98,122
Audit fees payable	9,968	26,148	17,755	27,214	25,610
Legal fees payable	25,229	4,441	3,597	8,406	8,101
Sub-administration fees payable — Note 3	80,993	1,928	11,473	20,159	13,833
Distribution fees payable, Advisor Shares — Note 3	150,152	195	2,775	85,557	20
Shareholder service fees payable, Investor Shares — Note 3	101,778	1,111	14,643	26,531	8,308
Shareholder service fees payable, Advisor Shares — Note 3	6,444	137	517	3,121	13
Accrued expenses and other liabilities	315,146	55,756	34,437	111,693	82,373
TOTAL LIABILITIES	13,236,763	343,130	289,715	2,168,801	2,519,252
NET ASSETS	$1,324,021,815	$31,631,990	$180,733,324	$322,352,766	$220,210,710
Cost of securities	$1,118,390,332	$29,915,199	$159,202,675	$299,280,459	$194,426,773
Cost of foreign currency	$249,488	$19,296	$3,384	$174,035	$191,817
NET ASSETS
Capital paid-in	$1,242,982,437	$30,733,183	$165,188,296	$313,180,216	$200,199,494
Undistributed (accumulated net investment loss) net investment income	1,369,977	27,260	719,604	243,617	754,421
Accumulated net realized gain (loss) on investments, futures and foreign currency transactions	(106,800,034)	120,907	(5,569,840)	(2,963,388)	3,685,644
Accumulated foreign capital gains tax on appreciated securities	(1,234,761)	(21,631)	(11,420)	(43,740)	(7,019)
Net unrealized appreciation on investments	187,663,139	738,894	20,413,666	11,995,075	15,790,738
Net unrealized appreciation (depreciation) on futures, forward foreign currency contracts and foreign currency translations	41,057	33,377	(6,982)	(59,014)	(212,568)
NET ASSETS	$1,324,021,815	$31,631,990	$180,733,324	$322,352,766	$220,210,710

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Assets and Liabilities

April 30, 2015 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
Net Assets:
Investor Shares	$773,362,623	$133,536,961	$50,013,901
Advisor Shares	379,496	946,958	5,534,316
R6 Shares	N/A	N/A	3,794,636
Total shares outstanding end of period:
Investor Shares	51,162,417	5,223,430	3,900,756
Advisor Shares	25,184	38,186	444,358
R6 Shares	N/A	N/A	295,735
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$15.12	$25.56	$12.82
Advisor Shares	15.07	24.80	12.45
R6 Shares	N/A	N/A	12.83

N/A — R6 shares currently not offered.

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi-Cap Equity Fund	International Alpha Fund	International Multi- Cap Value Fund	Global Multi-Cap Equity Fund
Net Assets:
Investor Shares	$871,414,169	$9,816,713	$119,260,315	$215,719,732	$69,212,435	*
Advisor Shares	52,416,276	1,131,106	4,180,812	25,601,811	105,807
R6 Shares	400,191,370	20,684,171	57,292,197	81,031,223	150,892,468	**
Total shares outstanding end of period:
Investor Shares	63,719,568	940,138	10,175,751	22,740,540	5,579,158	*
Advisor Shares	3,829,139	108,381	345,801	2,697,206	8,534
R6 Shares	29,253,654	1,982,024	4,887,782	8,546,738	12,146,116	**
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)
Investor Shares	$13.68	$10.44	$11.72	$9.49	$12.41	*
Advisor Shares	13.69	10.44	12.09	9.49	12.40
R6 Shares	13.68	10.44	11.72	9.48	12.42	**

* Formerly Institutional Service Shares.

** Formerly Institutional Shares.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Operations

For the Six Months Ended April 30, 2015 (unaudited)

	North American Equity Fund	U.S. Opportunities Fund	U.S. Small and Mid Cap Opportunities Fund
INVESTMENT INCOME
Dividend income	$8,915,952	$855,724	$368,582
Foreign taxes withheld	(27,475)	—	(58)
TOTAL INCOME	8,888,477	855,724	368,524
EXPENSES
Investment Advisory fees — Note 3	996,661	688,725	314,070
Sub-administration fees — Note 3	51,860	53,516	24,403
Trustees fees and expenses — Note 6	14,996	5,433	4,364
Distribution fees, Advisor Shares — Note 3	523	1,128	6,905
Shareholder Service fees, Investor Shares — Note 3	—	75,355	30,931
Shareholder Service fees, Advisor Shares — Note 3	—	621	3,028
Transfer agent fees	40,450	31,573	39,155
Legal fees	27,977	10,115	8,123
Custodian fees	25,867	9,388	7,015
Registration fees	17,741	16,085	19,556
Audit fees	16,699	15,459	15,459
Insurance	16,149	6,041	4,867
Printing	13,310	11,252	5,330
Pricing fees	3,484	1,134	930
Other	12,736	4,631	3,919
TOTAL EXPENSES	1,238,453	930,456	488,055
Expenses waived by Investment Advisor — Note 3	—	—	(150,868)
Waiver of Shareholder Service fees	—	(25,288)	—
Custody Offset — Note 2	(1,013)	(1,908)	(827)
NET EXPENSES	1,237,440	903,260	336,360
NET INVESTMENT INCOME (LOSS)	7,651,037	(47,536)	32,164

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	20,038,749	6,792,595	4,773,037
Net realized gain (loss) on futures	—	32,648	(863)
Net realized gain (loss) on foreign currency transactions	1,360,766	—	2
Net realized gain (loss) on investments, futures and foreign currency transactions	21,399,515	6,825,243	4,772,176

Change in unrealized appreciation (depreciation) on investments	19,585	109,439	86,964
Change in unrealized appreciation (depreciation) on futures	—	10,415	—
Change in accumulated foreign capital gains tax on appreciated securities	—	—	—
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	(567,199)	—	—
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(547,614)	119,854	86,964
NET REALIZED AND UNREALIZED GAIN	20,851,901	6,945,097	4,859,140
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,502,938	$6,897,561	$4,891,304

The accompanying notes are an integral part of the financial statements.

	Emerging Market Equity Fund	Emerging Markets Multi- Cap Equity Fund	International Alpha Fund	International Multi-Cap Value Fund	Global Multi-Cap Equity Fund
INVESTMENT INCOME
Dividend income	$12,412,396	$365,776	$1,779,149	$4,749,506	$2,971,687
Foreign taxes withheld	(1,281,532)	(36,173)	(243,285)	(433,051)	(148,143)
TOTAL INCOME	11,130,864	329,603	1,535,864	4,316,455	2,823,544
EXPENSES
Investment Advisory fees — Note 3	5,982,393	126,628	702,023	1,042,151	572,122
Sub-administration fees — Note 3	464,790	9,837	68,197	101,214	80,823
Trustees fees and expenses — Note 6	20,918	3,809	6,011	7,025	6,595
Distribution fees, Advisor Shares — Note 3	68,380	1,338	8,161	29,831	83
Shareholder Service fees, Investor Shares — Note 3	492,127	3,736	71,816	126,532	44,545
Shareholder Service fees, Advisor Shares — Note 3	28,510	580	2,840	16,315	50
Transfer agent fees	125,639	38,633	40,666	41,637	41,079
Legal fees	37,872	7,072	11,041	13,106	11,533
Custodian fees	393,324	48,670	16,968	92,448	66,862
Registration fees	46,602	20,792	20,997	32,296	36,009
Audit fees	33,526	18,633	22,983	19,267	18,831
Insurance	22,304	4,180	6,763	7,065	7,275
Printing	107,503	4,011	19,911	15,326	6,973
Pricing fees	7,015	15,187	2,999	40,792	24,051
Other	20,538	8,434	5,312	22,602	12,494
TOTAL EXPENSES	7,851,441	311,540	1,006,688	1,607,607	929,325
Expenses waived by Investment Advisor — Note 3	(512,526)	(179,409)	(185,645)	(393,686)	(191,428)
Waiver of Shareholder Service fees	—	—	—	—	—
Custody Offset — Note 2	(4,196)	(350)	(381)	(2,441)	(1,830)
NET EXPENSES	7,334,719	131,781	820,662	1,211,480	736,067
NET INVESTMENT INCOME (LOSS)	3,796,145	197,822	715,202	3,104,975	2,087,477

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS
Net realized gain (loss) on investments sold	(38,874,966)	102,575	(1,095,107)	(3,015,657)	3,618,804
Net realized gain (loss) on futures	—	67,121	—	(281,871)	252,068
Net realized gain (loss) on foreign currency transactions	(137,569)	33,863	(125,856)	1,467,690	779,926
Net realized gain (loss) on investments, futures and foreign currency transactions	(39,012,535)	203,559	(1,220,963)	(1,829,838)	4,650,798

Change in unrealized appreciation (depreciation) on investments	69,401,579	229,631	9,783,449	13,969,626	(1,669,287)
Change in unrealized appreciation (depreciation) on futures	—	(11,940)	—	175,059	71,545
Change in accumulated foreign capital gains tax on appreciated securities	1,365,527	(2,641)	(125)	764	25,279
Change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency translations	49,593	(17,558)	13,231	(710,190)	(340,740)
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	70,816,699	197,492	9,796,555	13,435,259	(1,913,203)
NET REALIZED AND UNREALIZED GAIN	31,804,164	401,051	8,575,592	11,605,421	2,737,595
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,600,309	$598,873	$9,290,794	$14,710,396	$4,825,072

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014

	North American Equity Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$7,651,037	$13,483,622
Net realized gain (loss) on investments, futures and foreign currency transactions	21,399,515	40,826,608
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	(547,614)	54,823,861
Net increase (decrease) in net assets resulting from operations	28,502,938	109,134,091

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(14,805,198)	(12,930,124)
Advisor Shares	(4,535)	(3,180)
Net realized gains:
Investor Shares	(27,872,528)	—
Advisor Shares	(10,273)	—
Total dividends and distributions	(42,692,534)	(12,933,304)

Share Transactions:
Investor Shares:
Sales of shares	5,113,147	15,607,439
Reinvestment of distributions	38,885,308	11,581,542
Redemption of shares	(62,357,166)	(10,658,690)
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	(18,358,711)	16,530,291
Advisor Shares:
Sales of shares	92,832	225,753
Reinvestment of distributions	14,471	3,132
Redemption of shares	(27,510)	(161,071)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	79,793	67,814
R6 Shares*:
Sales of shares	N/A	N/A
Redemption of shares	N/A	N/A
Redemption fees - Note 5	N/A	N/A
Total increase from R6 Share transactions	N/A	N/A
Net increase (decrease) in net assets from share transactions	(18,278,918)	16,598,105
Total increase (decrease) in net assets	(32,468,514)	112,798,892
Net Assets
Beginning of period	806,210,633	693,411,741
End of period	$773,742,119	$806,210,633
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$4,416,257	$11,574,953

*R6 Shares commenced operations on December 30, 2014.

N/A — R6 shares currently not offered.

The accompanying notes are an integral part of the financial statements.

	U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund		Emerging Market Equity Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income (loss)	$(47,536)	$(191,214)	$32,164	$(16,383)	$3,796,145	$9,420,847
Net realized gain (loss) on investments, futures and foreign currency transactions	6,825,243	16,640,798	4,772,176	11,356,174	(39,012,535)	(27,826,132)
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	119,854	(3,610,874)	86,964	(3,309,196)	70,816,699	3,106,584
Net increase (decrease) in net assets resulting from operations	6,897,561	12,838,710	4,891,304	8,030,595	35,600,309	(15,298,701)

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	—	(51,896)	—	(52,604)	(11,154,565)	(6,873,950)
Advisor Shares	—	—	—	—	(168,629)	(1,174,738)
Net realized gains:
Investor Shares	(15,143,925)	(22,302,517)	(8,569,605)	(13,253,562)	—	—
Advisor Shares	(96,224)	(173,626)	(829,193)	(1,362,150)	—	—
Total dividends and distributions	(15,240,149)	(22,528,039)	(9,398,798)	(14,668,316)	(11,323,194)	(8,048,688)

Share Transactions:
Investor Shares:
Sales of shares	2,248,662	6,897,741	507,812	8,575,467	244,504,897	536,082,752
Reinvestment of distributions	14,683,672	21,645,271	8,406,897	9,230,370	9,213,987	4,975,960
Redemption of shares	(13,960,379)	(23,592,725)	(14,659,044)	(19,836,764)	(514,750,550)	(226,215,757)
Redemption fees - Note 5	454	831	196	—	26,665	14,835
Total increase (decrease) from Investor Share transactions	2,972,409	4,951,118	(5,744,139)	(2,030,927)	(261,005,001)	314,857,790
Advisor Shares:
Sales of shares	81,498	3,701	204,550	482,616	3,939,595	72,431,449
Reinvestment of distributions	94,605	168,041	818,326	1,348,526	155,956	1,148,522
Redemption of shares	(33,129)	(366,055)	(830,719)	(2,222,736)	(74,882,482)	(156,442,115)
Redemption fees - Note 5	—	—	23	94	1,095	13,429
Total increase (decrease) from Advisor Share transactions	142,974	(194,313)	192,180	(391,500)	(70,785,836)	(82,848,715)
R6 Shares*:
Sales of shares	N/A	N/A	6,860,247	—	373,642,587	—
Redemption of shares	N/A	N/A	(3,054,010)	—	(725,400)	—
Redemption fees - Note 5	N/A	N/A	—	—	—	—
Total increase from R6 Share transactions	N/A	N/A	3,806,237	—	372,917,187	—
Net increase (decrease) in net assets from share transactions	3,115,383	4,756,805	(1,745,722)	(2,422,427)	41,126,350	232,009,075
Total increase (decrease) in net assets	(5,227,205)	(4,932,524)	(6,253,216)	(9,060,148)	65,403,465	208,661,686
Net Assets
Beginning of period	139,711,124	144,643,648	65,596,069	74,656,217	1,258,618,350	1,049,956,664
End of period	$134,483,919	$139,711,124	$59,342,853	$65,596,069	$1,324,021,815	$1,258,618,350
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$(240,538)	$(193,002)	$24,731	$(7,433)	$1,369,977	$8,897,026

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Statements of Changes in Net Assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2014

	Emerging Markets Multi-Cap Equity Fund
	Six Months Ended April 30, 2015	Year Ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$197,822	$517,242
Net realized gain (loss) on investments, futures and foreign currency transactions	203,559	1,228,284
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	197,492	(1,508,581)
Net increase (decrease) in net assets resulting from operations	598,873	236,945

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(149,538)	(578,055)
Advisor Shares	(6,483)	(25,747)
R6 Shares	(25,451)	—
Net realized gains:
Investor Shares	(1,154,537)	(623,200)
Advisor Shares	(54,960)	(32,800)
R6 Shares	—	—
Total dividends and distributions	(1,390,969)	(1,259,802)

Share Transactions:
Investor Shares:
Sales of shares	8,175,738	6,201,529
Reinvestment of distributions	194,279	64,105
Redemption of shares	(23,299,772)	—
Redemption fees - Note 5	—	—
Total increase (decrease) from Investor Share transactions	(14,929,755)	6,265,634
Advisor Shares:
Sales of shares	20,000	71,139
Reinvestment of distributions	3,734	1,367
Redemption of shares	(7,614)	(97)
Redemption fees - Note 5	—	—
Total increase (decrease) from Advisor Share transactions	16,120	72,409
R6 Shares*:
Sales of shares	19,308,404	—
Reinvestment of distributions	371	—
Redemption of shares	—	—
Redemption fees - Note 5	—	—
Total increase (decrease) from R6 Share transactions	19,308,775	—
Net increase (decrease) in net assets from share transactions	4,395,140	6,338,043
Total increase (decrease) in net assets	3,603,044	5,315,186
Net Assets
Beginning of period	28,028,946	22,713,760
End of period	$31,631,990	$28,028,946
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$27,260	$10,910

*R6 Shares commenced operations on December 30, 2014.

The accompanying notes are an integral part of the financial statements.

	International Alpha Fund		International Multi-Cap Value Fund		Global Multi-Cap Equity Fund**
	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014	Six Months Ended April 30, 2015	Year Ended October 31, 2014
INCREASE (DECREASE) IN NET ASSETS
From Operations:
Net investment income	$715,202	$4,433,406	$3,104,975	$5,658,544	$2,087,477	$6,307,744
Net realized gain (loss) on investments, futures and foreign currency transactions	(1,220,963)	9,257,443	(1,829,838)	8,076,277	4,650,798	15,077,174
Net change in unrealized appreciation (depreciation) on investments, futures, accumulated foreign capital gains tax on appreciated securities, forward foreign currency contracts and foreign currency translations	9,796,555	(12,685,240)	13,435,259	(14,228,800)	(1,913,203)	(1,374,406)
Net increase (decrease) in net assets resulting from operations	9,290,794	1,005,609	14,710,396	(493,979)	4,825,072	20,010,512

Dividends and Distributions to Shareholders:
Net investment income:
Investor Shares	(4,313,426)	(1,122,653)	(2,647,899)	(5,633,375)	(2,873,329)	(390,200)
Advisor Shares	—	(958,840)	(245,710)	(1,598,816)	—	—
R6 Shares	—	—	(348)	—	(4,478,965)	(1,961,339)
Net realized gains:
Investor Shares	(6,691,398)	(749,210)	(5,825,349)	(5,442,930)	(5,854,862)	(1,576,250)
Advisor Shares	(174,583)	(795,195)	(659,272)	(2,192,925)	—	—
R6 Shares	—	—	—	—	(8,868,055)	(7,642,413)
Total dividends and distributions	(11,179,407)	(3,625,898)	(9,378,578)	(14,868,046)	(22,075,211)	(11,570,202)

Share Transactions:
Investor Shares:
Sales of shares	88,242,517	24,410,388	114,884,298	154,380,267	35,296,119	89,979,772
Reinvestment of distributions	8,204,155	859,110	5,169,371	4,431,522	8,708,594	1,512,837
Redemption of shares	(70,595,877)	(22,107,934)	(119,389,776)	(36,586,667)	(65,511,297)	(26,351,297)
Redemption fees - Note 5	535	940	2,413	15,592	409	—
Total increase (decrease) from Investor Share transactions	25,851,330	3,162,504	666,306	122,240,714	(21,506,175)	65,141,312
Advisor Shares:
Sales of shares	574,791	2,535,860	3,943,860	29,131,269	101,532	—
Reinvestment of distributions	157,151	1,740,815	893,656	3,610,521	—	—
Redemption of shares	(80,548,865)	(19,830,493)	(3,885,360)	(45,140,231)	—	—
Redemption fees - Note 5	—	35	1,018	6,711	—	—
Total increase (decrease) from Advisor Share transactions	(79,816,923)	(15,553,783)	953,174	(12,391,730)	101,532	—
R6 Shares*:
Sales of shares	53,258,655	—	152,277,922	—	12,689,557	51,740,655
Reinvestment of distributions	—	—	—	—	13,275,590	6,351,798
Redemption of shares	—	—	(75,365,464)	—	(6,436,647)	(74,289,362)
Redemption fees - Note 5	—	—	—	—	2,764	2,885
Total increase (decrease) from R6 Share transactions	53,258,655	—	76,912,458	—	19,531,264	(16,194,024)
Net increase (decrease) in net assets from share transactions	(706,938)	(12,391,279)	78,531,938	109,848,984	(1,873,379)	48,947,288
Total increase (decrease) in net assets	(2,595,551)	(15,011,568)	83,863,756	94,486,959	(19,123,518)	57,387,598
Net Assets
Beginning of period	183,328,875	198,340,443	238,489,010	144,002,051	239,334,228	181,946,630
End of period	$180,733,324	$183,328,875	$322,352,766	$238,489,010	$220,210,710	$239,334,228
Undistributed (accumulated net investment loss/distributions in excess of) net investment income	$719,604	$4,317,828	$243,617	$32,599	$754,421	$6,019,238

** For the Global Multi—Cap Equity Fund, R6 shares were formerly Instituional Shares and Investor Shares were formerly Institutional Service Shares.

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Financial Highlights

For the Period Ended April 30, 2015 (unaudited) and the Years or Period Ended October 31,

Selected Per Share Data and Ratios for a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
North American Equity Fund
Investor Shares
2015*	$15.42	$0.15		$0.38		$0.53	$(0.29)	$(0.54)	$(0.83)
2014	13.57	0.27		1.83		2.10	(0.25)	—	(0.25)
2013	10.92	0.24		2.63		2.87	(0.22)	—	(0.22)
2012	9.76	0.18		1.13		1.31	(0.15)	—	(0.15)
2011	9.20	0.18		0.53		0.71	(0.15)	—	(0.15)
2010	8.09	0.13		1.13		1.26	(0.15)	—	(0.15)
Advisor Shares
2015*	$15.35	$0.09		$0.41		$0.50	$(0.24)	$(0.54)	$(0.78)
2014	13.51	0.23		1.82		2.05	(0.21)	—	(0.21)
2013	10.87	0.20		2.62		2.82	(0.18)	—	(0.18)
2012	9.73	0.15		1.10		1.25	(0.11)	—	(0.11)
2011	9.17	0.17		0.51		0.68	(0.12)	—	(0.12)
2010	8.07	0.11		1.11		1.22	(0.12)	—	(0.12)
U.S. Opportunities Fund
Investor Shares
2015*	$27.36	$(0.01	)(1)	$1.23	†	$1.22	$—	$(3.02)	$(3.02)
2014	29.65	(0.04	)(1)	2.40	†	2.36	(0.01)	(4.64)	(4.65)
2013	24.20	0.01	(1)	7.36	†	7.37	(0.01)	(1.91)	(1.92)
2012	22.77	(0.03	)(1)	2.24	†	2.21	—	(0.78)	(0.78)
2011	21.94	(0.09	)(1)	0.92	†	0.83	—	—	—
2010	18.15	(0.11	)(1)	3.90	†	3.79	—	—	—
Advisor Shares
2015*	$26.66	$(0.04	)(1)	$1.20		$1.16	$—	$(3.02)	$(3.02)
2014	29.09	(0.13	)(1)	2.34		2.21	—	(4.64)	(4.64)
2013	23.84	(0.04	)(1)	7.20		7.16	—	(1.91)	(1.91)
2012	22.49	(0.08	)(1)	2.21		2.13	—	(0.78)	(0.78)
2011	21.73	(0.15	)(1)	0.91		0.76	—	—	—
2010	18.01	(0.15	)(1)	3.87		3.72	—	—	—
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015*	$13.89	$0.01	(1)	$0.94	†	$0.95	$—	$(2.02)	$(2.02)
2014	15.39	—	(1)(c)	1.61		1.61	(0.01)	(3.10)	(3.11)
2013	12.33	—	(1)(c)	3.81	†	3.81	—	(0.75)	(0.75)
2012	11.56	—	(1)(c)	0.96	†	0.96	(0.03)	(0.16)	(0.19)
2011	11.23	0.03	(1)	0.56	†	0.59	—	(0.26)	(0.26)
2010	9.37	(0.01	)(1)	1.87	†	1.86	—	—	—
Advisor Shares
2015*	$13.56	$(0.01	)(1)	$0.92	†	$0.91	$—	$(2.02)	$(2.02)
2014	15.12	(0.03	)(1)	1.57		1.54	—	(3.10)	(3.10)
2013	12.15	(0.04	)(1)	3.76		3.72	—	(0.75)	(0.75)
2012	11.40	(0.03	)(1)	0.94		0.91	—	(0.16)	(0.16)
2011	11.11	—	(1)(c)	0.55		0.55	—	(0.26)	(0.26)
2010	9.29	(0.04	)(1)	1.86		1.82	—	—	—
R6 Shares
2015(b)	$12.36	$(0.04	)(1)	$0.51		$0.47	$—	$—	$—

*	For the six months ended April 30, 2015 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
†	Includes redemption fees. Amount was less than $0.01 per share.
(1)	Per share net investments income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
North American Equity Fund
Investor Shares
2015*	$15.12	3.63%	$773,363	0.31%	0.31%	1.92%	35%
2014	15.42	15.75	805,906	0.31	0.31	1.80	48
2013	13.57	26.76	693,207	0.33	0.33	1.96	31
2012	10.92	13.59	541,720	0.36	0.36	1.81	37
2011	9.76	7.70	513,589	0.37	0.37	1.63	72
2010	9.20	15.68	489,133	0.39	0.39	1.76	88
Advisor Shares
2015*	$15.07	3.44%	$379	0.66%	0.66%	1.55%	35%
2014	15.35	15.38	305	0.66	0.66	1.45	48
2013	13.51	26.35	205	0.68	0.68	1.64	31
2012	10.87	13.04	191	0.71	0.71	1.46	37
2011	9.73	7.43	169	0.72	0.72	1.27	72
2010	9.17	15.27	170	0.74	0.74	1.41	88
U.S. Opportunities Fund
Investor Shares
2015*	$25.56	5.03%	$133,537	1.31%	1.35%	(0.07)%	21%
2014	27.36	9.57	138,855	1.24	1.24	(0.13)	66
2013	29.65	33.03	143,507	1.26	1.26	0.04	74
2012	24.20	10.00	132,715	1.32	1.32	(0.11)	69
2011	22.77	3.78	149,941	1.29	1.29	(0.39)	91
2010	21.94	20.88	173,625	1.33	1.33	(0.52)	57
Advisor Shares
2015*	$24.80	4.93%	$947	1.59%	1.62%	(0.35)%	21%
2014	26.66	9.17	856	1.59	1.59	(0.48)	66
2013	29.09	32.58	1,137	1.57	1.57	(0.16)	74
2012	23.84	9.76	1,530	1.57	1.57	(0.35)	69
2011	22.49	3.50	2.732	1.54	1.54	(0.65)	91
2010	21.73	20.66	2,957	1.58	1.58	(0.77)	57
U.S. Small and Mid Cap Opportunities Fund
Investor Shares
2015*	$12.82	7.90%	$50,014	1.05%	1.53%	0.13%	25%
2014	13.89	12.97	59,840	1.05	1.38	0.00	62
2013	15.39	32.80	67,890	1.05	1.35	0.02	72
2012	12.33	8.41	111,332	1.05	1.27	0.02	76
2011	11.56	5.21	209,199	1.05	1.25	0.21	100
2010	11.23	19.85	111,939	1.05	1.52	(0.13)	122
Advisor Shares
2015*	$12.45	7.78%	$5,534	1.30%	1.78%	(0.13)%	25%
2014	13.56	12.65	5,756	1.30	1.63	(0.25)	62
2013	15.12	32.52	6,766	1.30	1.59	(0.27)	72
2012	12.15	8.07	6,012	1.30	1.53	(0.24)	76
2011	11.40	4.90	6,974	1.30	1.52	0.00	100
2010	11.11	19.59	9,793	1.30	1.77	(0.38)	122
R6 Shares
2015(b)	$12.83	3.80%	$3,795	0.90%	1.46%	(0.95)%	25%

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
Emerging Market Equity Fund
Investor Shares
2015*	$13.40	$0 .04	(1)	$0 .36	†	$0 .40	$(0.12)	$—	$(0.12)
2014	13.76	0 .12	(1)	(0 .36	)†	(0 .24)	(0.12)	—	(0.12)
2013	12.91	0 .15	(1)	0 .81	†	0 .96	(0.11)	—	(0.11)
2012	12.29	0 .15	(1)	0 .66	†	0 .81	(0.12)	(0.07)	(0.19)
2011	13.42	0 .18	(1)	(1 .21	)†	(1 .03)	(0.06)	(0.04)	(0.10)
2010	11.34	0 .10	(1)	2 .04	†	2 .14	(0.06)	—	(0.06)
Advisor Shares
2015*	$13.33	$0 .02	(1)	$0 .38	†	$0 .40	$(0.04)	$—	$(0.04)
2014	13.70	0 .08	(1)	(0 .37	)†	(0 .29)	(0.08)	—	(0.08)
2013	12.85	0 .11	(1)	0 .83	†	0 .94	(0.09)	—	(0.09)
2012	12.23	0 .10	(1)	0 .69	†	0 .79	(0.10)	(0.07)	(0.17)
2011	13.36	0 .14	(1)	(1 .19	)†	(1 .05)	(0.04)	(0.04)	(0.08)
2010	11.32	0 .08	(1)	2 .02	†	2 .10	(0.06)	—	(0.06)
R6 Shares
2015(b)	$12.60	$0 .03	(1)	$1 .05		$1 .08	$—	$—	$—
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015*	$10.91	$0 .08	(1)	$0 .04	†	$0 .12	$(0.07)	$(0.52)	$(0.59)
2014	11.36	0 .24	(1)	(0 .09)		0 .15	(0.27)	(0.33)	(0.60)
2013(c)	10.00	0 .09	(1)	1 .34		1 .43	(0.07)	—	(0.07)
Advisor Shares
2015*	$10.91	$0 .06	(1)	$0 .05	†	$0 .11	$(0.06)	$(0.52)	$(0.58)
2014	11.35	0 .21	(1)	(0 .08)		0 .13	(0.24)	(0.33)	(0.57)
2013(c)	10.00	0 .08	(1)	1 .33		1 .41	(0.06)	—	(0.06)
R6 Shares
2015(b)	$9.72	$0 .06	(1)	$0 .67	†	$0 .73	$(0.01)	$—	$(0.01)
International Alpha Fund
Investor Shares
2015*	$11.86	$0 .03	(1)	$0 .57	†	$0 .60	$(0.29)	$(0.45)	$(0.74)
2014	12.04	0 .29	(1)	(0 .23	)†	0 .06	(0.14)	(0.10)	(0.24)
2013	9.87	0 .14	(1)	2 .14	†	2 .28	(0.11)	—	(0.11)
2012	9.36	0 .13	(1)	0 .48	†	0 .61	(0.10)	—	(0.10)
2011	10.51	0 .10	(1)	(1 .01	)†	(0 .91)	(0.24)	—	(0.24)
2010	9.00	0 .08	(1)	1 .60	†	1 .68	(0.17)	—	(0.17)
Advisor Shares
2015*	$11.93	$—	(1)(d)	$0 .61		$0 .61	$—	$(0.45)	$(0.45)
2014	12.11	0 .26	(1)	(0 .22	)†	0 .04	(0.12)	(0.10)	(0.22)
2013	9.93	0 .17	(1)	2 .09	†	2 .26	(0.08)	—	(0.08)
2012	9.34	0 .09	(1)	0 .50	†	0 .59	—	—	—
2011	10.47	0 .10	(1)	(1 .02	)†	(0 .92)	(0.21)	—	(0.21)
2010	8.97	0 .06	(1)	1 .59	†	1 .65	(0.15)	—	(0.15)
R6 Shares
2015(b)	$10.88	$0 .08	(1)	$0 .76		$0 .84	$—	$—	$—

*	For the six months ended April 30, 2015 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on June 25, 2013. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(d)	Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
Emerging Market Equity Fund
Investor Shares
2015*	$13.68	3 .10%	$871,414	1 .23%	1 .31%	0 .63%	33%
2014	13.40	(1 .77)	1,135,896	1 .24	1 .26	0 .87	58
2013	13.76	7 .49	841,841	1 .23	1 .25	1 .16	47
2012	12.91	6 .77	437,270	1 .25	1 .26	1 .18	47
2011	12.29	(7 .73)	234,258	1 .25	1 .34	1 .34	69
2010	13.42	18 .97	152,681	1 .25	1 .53	0 .82	75
Advisor Shares
2015*	$13.69	3 .02%	$52,416	1 .48%	1 .56%	0 .32%	33%
2014	13.33	(2 .08)	122,722	1 .49	1 .50	0 .61	58
2013	13.70	7 .33	208,116	1 .48	1 .50	0 .84	47
2012	12.85	6 .57	153,283	1 .50	1 .51	0 .81	47
2011	12.23	(7 .95)	95,602	1 .50	1 .59	1 .05	69
2010	13.36	18 .60	87,577	1 .50	1 .81	0 .64	75
R6 Shares
2015(b)	$13.68	8 .57%	$400,191	1 .10%	1 .22%	0 .73%	33%
Emerging Markets Multi-Cap Equity Fund
Investor Shares
2015*	$10.44	1 .47%	$9,817	1 .16%	2 .43%	1 .50%	54%
2014	10.91	1 .47	26,865	1 .25	2 .39	2 .17	96
2013(c)	11.36	14 .28	21,578	1 .25	3 .42	2 .41	40
Advisor Shares
2015*	$10.44	1 .35%	$1,131	1 .35%	2 .78%	1 .16%	54%
2014	10.91	1 .31	1,164	1 .50	2 .65	1 .93	96
2013(c)	11.35	14 .11	1,136	1 .50	3 .67	2 .16	40
R6 Shares
2015(b)	$10.44	7 .55%	$20,684	0 .90%	2 .44%	1 .64%	54%
International Alpha Fund
Investor Shares
2015*	$11.72	5 .50%	$119,260	0 .95%	1 .15%	0 .61%	21%
2014	11.86	0 .54	98,855	0 .95	1 .03	2 .39	54
2013	12.04	23 .27	97,227	0 .95	1 .10	1 .28	47
2012	9.87	6 .67	65,921	1 .01	1 .46	1 .42	63
2011	9.36	(8 .87)	44,038	1 .15	1 .49	0 .97	96
2010	10.51	18 .90	46,392	1 .15	1 .63	0 .82	101
Advisor Shares
2015*	$12.09	5 .37%	$4,181	1 .15%	1 .31%	(0 .03)%	21%
2014	11.93	0 .30	84,474	1 .23	1 .31	2 .17	54
2013	12.11	22 .91	101,113	1 .23	1 .33	1 .50	47
2012	9.93	6 .32	3,927	1 .32	1 .78	1 .00	63
2011	9.34	(8 .97)	4,411	1 .40	1 .72	0 .91	96
2010	10.47	18 .61	27,908	1 .40	1 .89	0 .69	101
R6 Shares
2015(b)	$11.72	7 .72%	$57,292	0 .80%	1 .07%	1 .99%	21%

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses)		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gain	Total Distributions
International Multi-Cap Value Fund
Investor Shares
2015*	$9.46	$0 .10	(1)	$0 .29	†	$0 .39	$(0.10)	$(0.26)	$(0.36)
2014	10.21	0 .28	(1)	(0 .17	)†	0 .11	(0.36)	(0.50)	(0.86)
2013	8.59	0 .24	(1)	1 .75	†	1 .99	(0.37)	—	(0.37)
2012	8.34	0 .24	(1)	0 .30	†	0 .54	(0.29)	—	(0.29)
2011	8.95	0 .28	(1)	(0 .60)		(0 .32)	(0.29)	—	(0.29)
2010	7.91	0 .26	(1)	1 .05		1 .31	(0.27)	—	(0.27)
Advisor Shares
2015*	$9.46	$0 .09	(1)	$0 .29	†	$0 .38	$(0.09)	$(0.26)	$(0.35)
2014	10.22	0 .26	(1)	(0 .20	)†	0 .06	(0.32)	(0.50)	(0.82)
2013	8.58	0 .22	(1)	1 .75	††	1 .97	(0.33)	—	(0.33)
2012	8.33	0 .22	(1)	0 .30	†	0 .52	(0.27)	—	(0.27)
2011	8.94	0 .24	(1)	(0 .58	)†	(0 .34)	(0.27)	—	(0.27)
2010	7.91	0 .24	(1)	1 .04		1 .28	(0.25)	—	(0.25)
R6 Shares
2015(f)	$8.79	$0 .16	(1)	$0 .56		$0 .72	$(0.03)	$—	$(0.03)
Global Multi-Cap Equity Fund
Investor Shares**
2015*	$13.36	$0 .12	(1)	$0 .18	†	$0 .30	$(0.41)	$(0.84)	$(1.25)
2014	13.15	0 .32	(1)	0 .59		0 .91	(0.14)	(0.56)	(0.70)
2013	10.70	0 .24	(1)	2 .30		2 .54	(0.09)	—	(0.09)
2012(c)	10.74	0 .01	(1)	(0 .05)		(0 .04)	—	—	—
Advisor Shares
2015(f)	$11.89	$0 .07	(1)	$0 .44		$0 .51	$—	$—	$—
R6 Shares***
2015*	$13.38	$0 .12	(1)	$0 .18	†	$0 .30	$(0.42)	$(0.84)	$(1.26)
2014	13.17	0 .33	(1)	0 .58	†	0 .91	(0.14)	(0.56)	(0.70)
2013	10.70	0 .27	(1)	2 .29	†	2 .56	(0.09)	—	(0.09)
2012(d)	10.07	0 .24	(1)	0 .75	†	0 .99	(0.36)	—	(0.36)
2011(b)(e)	10.00	0 .24	(1)	(0 .15	)†	0 .09	(0.02)	—	(0.02)

*	For the six months ended April 30, 2015 (unaudited). All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
**	Investor Shares were formerly Institutional Service Shares.
***	R6 Shares were formerly Institutional Shares.
†	Includes redemption fees of $0.01 per share.
††	Includes redemption fees of $0.01 per share.
(1)	Per share net investment income (loss) calculated using average shares.
(a)

Total returns would have been lower had certain Fund expenses not been waived or reimbursed, as applicable, during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b)	Commenced operations on November 9, 2010. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.
(c)	Commenced operations on September 28, 2012. All ratios for the period have been annualized, except for the Total Return.
(d)	Per share amounts have been adjusted for a 10 for 1 share split on September 17, 2012. (See Note 14).
(e)	Per share amounts have been restated for a 10 for 1 share split on September 17, 2012. (See Note 14).
(f)	Commenced operations on December 30, 2014. All ratios for the period have been annualized, except for the Total Return and Portfolio Turnover Rate.

The accompanying notes are an integral part of the financial statements.

	Net Asset Value, End of Period	Total Return(a)	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets (Including Waivers and Reimbursements, Excluding Offsets)	Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets)	Ratio of Net Investment Income (Loss) to Average Net Assets (Including Waivers, Reimbursements and Offsets)	Portfolio Turnover Rate
International Multi-Cap Value Fund
Investor Shares
2015*	$9.49	4 .43%	$215,720	0 .91%	1 .21%	2 .28%	42%
2014	9.46	1 .15	213,991	0 .95	1 .14	2 .86	66
2013	10.21	23 .84	105,501	0 .95	1 .43	2 .58	79
2012	8.59	6 .84	56.727	0 .98	2 .31	2 .87	66
2011	8.34	(3 .72)	12,245	1 .15	3 .60	3 .14	91
2010	8.95	16 .96	11,049	1 .15	4 .56	3 .20	90
Advisor Shares
2015*	$9.49	4 .29%	$25,602	1 .19%	1 .49%	1 .94%	42%
2014	9.46	0 .67	24,498	1 .30	1 .51	2 .66	66
2013	10.22	23 .58	38,501	1 .30	1 .78	2 .32	79
2012	8.58	6 .63	9,358	1 .32	2 .95	2 .75	66
2011	8.33	(3 .90)	6,767	1 .40	3 .89	2 .73	91
2010	8.94	16 .64	2,168	1 .40	4 .83	2 .94	90
R6 Shares
2015(f)	$9.48	8 .21%	$81,031	0 .75%	1 .06%	4 .94%	42%
Global Multi-Cap Equity Fund
Investor Shares**
2015*	$12.41	2 .78%	$69,212	0 .80%	0 .98%	1 .94%	50%
2014	13.36	7 .37	98,731	0 .80	0 .91	2 .47	93
2013	13.15	23 .95	29,950	0 .80	1 .03	1 .97	76
2012(c)	10.70	(0 .37)	50	0 .80	1 .78	0 .77	94
Advisor Shares
2015(f)	$12.40	4 .29%	$106	1 .05%	1 .26%	1 .74%	50%
R6 Shares***
2015*	$12.42	2 .80%	$150,892	0 .66%	0 .85%	2 .04%	50%
2014	13.38	7 .40	140,603	0 .70	0 .81	2 .48	93
2013	13.17	24 .14	151,997	0 .70	0 .97	2 .30	76
2012(d)	10.70	10 .00	78,328	0 .70	1 .16	2 .37	94
2011(b)(e)	10.07	0 .93	66,635	0 .70	1 .40	2 .35	90

The accompanying notes are an integral part of the financial statements.

Schroder Mutual Funds

Notes to Financial Statements

April 30, 2015 (unaudited)

NOTE 1 — ORGANIZATION

Schroder Global Series Trust (“SGST”) is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder North American Equity Fund and Schroder Global Multi-Cap Equity Fund (each a “Fund” and collectively, the “SGST Funds”).

Schroder Capital Funds (Delaware) (“SCFD”) is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate diversified series: Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (each a “Fund” and collectively, the “SCFD Funds”).

Schroder Series Trust (“SST”) is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into thirteen separate series. Included in this report are Schroder U.S. Small and Mid-Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Multi-Cap Value Fund (each a “Fund”, collectively, the “SST Funds,” and together with the SCFD Funds and the SGST Funds, the “Funds”).

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with U.S. GAAP:

VALUATION OF INVESTMENTS: Each Fund calculates the net asset value of its classes of shares by dividing the total value of its assets attributable to that class, less its liabilities attributable to that class, by the number of shares of that class that are outstanding. Each Fund values its shares as of the close of trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open. Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Securities for which market quotations are readily available are valued at current market value in accordance with the valuation procedures of SST, SGST and SCFD (the “Trusts”). Securities for which market values are not readily available, or for which Schroders believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, IPOs, or securities whose values may have been affected by a particular event), are valued by Schroders at their fair values pursuant to procedures adopted by the Boards of Trustees of the Trusts. It is possible that fair value prices will be used by a Fund to a significant extent. The value determined for an investment using the Funds’ fair value guidelines may differ from recent market prices for the investment. Certain securities are valued at fair value on the basis of valuations furnished by broker-dealers or other market intermediaries. Market quotations are not readily available for many bonds (excluding most U.S. Treasury securities), certain preferred stocks, tax-exempt securities and certain foreign securities. Such securities are generally fair valued.

Debt securities are priced based upon valuations provided by independent, third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market values for such securities.  Such methodologies generally consider factors such as comparable security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from a Trust’s primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price.  Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.  In the event such market quotations are not readily available, the security will be valued according to the Trusts’ fair value procedures.  Exchange traded options, including options on indices, are generally valued at the composite mean price or, in the absence of such a mean price, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  Options not traded on a securities exchange or board of trade for which market quotations are readily available are valued at the most recently reported mid-market price.  Rights and warrants are valued at the last reported sale price on the exchange on which they are principally traded.  Futures are valued at the settlement price established each day by the board of exchange on which they are principally traded.  On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Funds calculate their net asset values.  On such days, the best available price (which is typically the last sales price) may be used to value the Funds’ futures positions.    If rights and warrants are not traded on a particular day, intrinsic value may be used to value the security.  Otherwise, the security will be valued according to the Trusts’ fair value procedures.  Swaps held by the Funds are valued primarily using valuations from independent pricing services, if the swap is not centrally cleared.  In the case of a swap that is centrally cleared, it may be valued at the valuation used by the clearing organization in its determination of applicable margin amounts for the swap.  If no valuation is available using these methods, then valuations can be sought from brokers, or if no broker quotations are available, from the swap counterparty or by reference to daily quoted values for the indices or securities upon which the swap is valued.  In the absence of the above, the Schroders’ Pricing Committee (the “Committee”) will determine an appropriate method of valuation, subject to the Trusts’ fair value procedures. The Committee is comprised of officers of the Funds and Schroders and other responsible personnel of Schroders.  Other securities and assets for which market quotations are not readily available are valued in accordance with the Trusts’ fair value procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time a Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last trade and the time that a Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a “confidence interval” that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor. A security whose value is adjusted in this manner will be classified as a Level 2 security in the fair value hierarchy.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Fair Value Measurements” defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•                     Level 1 — quoted prices in active markets for identical securities

•                     Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•                     Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

For the purpose of this Fair Value Measurement summary, instruments that have been fair valued by a third-party vendor as discussed above for Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, are generally considered Level 2 instruments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the period ended April 30, 2015, there have been no significant changes to the Funds’ fair valuation methodologies. Fair value measurement classifications are summarized in each Fund’s Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of each Fund to qualify, or continue to qualify, as a “regulated investment company” by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to Federal income taxes to the extent that, among other things, it distributes substantially all of its taxable income, including realized capital gains, for the fiscal year in a timely manner, to its shareholders in the form of dividends. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds will not be subject to a Federal excise tax. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the period ended April 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any tax-related interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income and expense is recorded on an accrual basis. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Emerging Markets Multi-Cap Equity Fund and Schroder International Multi-Cap Value Fund, which declares and distribute dividends to shareholders from net investment income and distributes these dividends quarterly.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Certain Funds may also seek to gain currency exposure or otherwise attempt to increase a Fund’s total return by holding such forward foreign currency contracts. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Certain Funds may purchase securities on a when-issued, delayed delivery, or forward commitment basis during the period covered by this report. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund (and so may create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

CONVERTIBLE SECURITIES: Certain Funds may invest in securities that are convertible into preferred and common stocks, and so subject to the risks of investments in both debt and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying preferred and common stocks and, therefore, also will react to variations in the general market for equity securities.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as “variation margin”) are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts are generally utilized in order to hedge against unfavorable changes in the value of securities or otherwise to attempt to increase a Fund’s total return. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

CUSTODY OFFSET: The Funds have an arrangement with the custodian whereby interest earned on uninvested cash balances is used to offset a portion of the custodian fees. The amounts are included in custodian fees and custody offset on the Statements of Operations.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

NOTE 3 — INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America (“SIMNA”). Under these agreements, SIMNA provides investment management services and is entitled to receive compensation for its services, payable monthly for the SGST Funds and the SCFD Funds, and quarterly for the SST Funds, at the following annual rates based on average daily net assets of each Fund taken separately. In order to limit the expenses of the Investor Shares, Advisor Shares and R6 Shares of certain Funds, as applicable, SIMNA has contractually agreed to waive management fees for the U.S. Small and Mid Cap Opportunities Fund, Emerging Markets Multi-Cap Equity Fund, International Alpha Fund and International Multi-Cap Value Fund and pay or reimburse the applicable Fund for expenses through February 29, 2016, to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each share class exceed the following annual rates (based on the average daily net assets attributable to each share class):

Effective December 19, 2014

			Expense Limitation
	Management fee		Investor Shares	Advisor Shares	R6 Shares
Schroder North American Equity Fund	0.25%		N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%		1.70%	1.95%	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	0.80	%*	1.05%	1.30%	0.90%
Schroder Emerging Market Equity Fund	1.00	%*	1.25%	1.50%	1.10%
Schroder Emerging Markets Multi-Cap Equity Fund	0.80	%*	1.05%	1.30%	0.90%
Schroder International Alpha Fund	0.70	%*	0.95%	1.20%	0.80%
Schroder International Multi-Cap Value Fund	0.65	%*	0.90%	1.15%	0.75%
Schroder Global Multi-Cap Equity Fund**	0.55%		0.80%	1.05%	0.65%

*Management fee after contractual fee waiver.

**Institutional Shares converted to R6 Shares and Institutional Service Shares converted to Investor Shares.

Prior to December 19, 2014

		Expense Limitation
	Management fee	Investor Shares	Advisor Shares	Institutional Shares ares	Institutional Service Shares ares
Schroder North American Equity Fund	0.25%	N/A	N/A	N/A	N/A
Schroder U.S. Opportunities Fund	1.00%	1.70%	1.95%	N/A	N/A
Schroder U.S. Small and Mid Cap Opportunities Fund	1.00%	1.05%	1.30%	N/A	N/A
Schroder Emerging Market Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder Emerging Markets Multi-Cap Equity Fund	1.00%	1.25%	1.50%	N/A	N/A
Schroder International Alpha Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder International Multi-Cap Value Fund	0.80%	0.95%	1.30%	N/A	N/A
Schroder Global Multi-Cap Equity Fund	0.55%	N/A	N/A	0.70%	0.80%

SIMNA has retained its affiliate Schroder Investment Management North America Limited (“SIMNA Ltd.”) to serve as sub-advisor responsible for the portfolio management of Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund. During the reporting period, SIMNA paid SIMNA Ltd. the following percentage of the investment advisory fees it received from Schroder North American Equity Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund, after waivers, as set forth below.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

Fund	Percentage of Fees Paid to SIMNA Ltd.
Schroder North American Equity Fund	53%
Schroder Emerging Market Equity Fund	41%
Schroder Emerging Markets Multi-Cap Equity Fund	41%
Schroder International Alpha Fund	51%
Schroder International Multi-Cap Value Fund	51%
Schroder Global Multi-Cap Equity Fund	53%

The administrator of the SGST Funds is Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA. SFA receives no compensation for its services for the SGST Funds. SIMNA provides certain administration services to the SCFD Funds. SIMNA’s compensation for these services is included in the SCFD Funds’ advisory fees.

Effective January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI Investments Global Funds Services (“SEI”), the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, pay fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $1 billion of such assets; 0.0700% on the next $2 billion of such assets; 0.0600% on the next $1.5 billion of such assets; and 0.0575% on assets in excess of $4.5 billion. Each Fund pays its pro rata portion of such fees.

Prior to January 1, 2013, under (i) amended sub-administration and accounting agreements with SEI, the SCFD Funds and the SGST Funds, other than Schroder North American Equity Fund, and (ii) an amended administration and accounting agreement with SEI, the SST Funds, paid fees to SEI based on the aggregate average daily net assets of all the SCFD Funds, the SST Funds and the SGST Funds, other than Schroder North American Equity Fund, according to the following annual rates: 0.0875% on the first $2 billion of such assets; 0.0700% on the next $1 billion of such assets; 0.0600% on the next $2 billion of such assets; and 0.0500% on assets in excess of $5 billion. Each Fund paid its pro rata portion of such fees.

Effective January 29, 2005, as amended January 1, 2013, Schroder North American Equity Fund pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the Schroder North American Equity Fund’s average daily net assets up to $1 billion and 0.005% of Schroder North American Equity Fund’s average daily net assets over $1 billion.

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at an annual rates of up to 0.25% of the average daily net assets attributable to their Advisor Shares to compensate SFA for distribution services and certain shareholder services with respect to the Funds’ Advisor Shares, except for Schroder North American Equity Fund, which may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Advisor Shares.

Effective December 19, 2014, each Fund has adopted a shareholder service plan (the “Plan”) with respect to its Advisor Shares and Investor Shares. Under the Plan, each Fund, except Schroder North American Equity Fund, may make payments out of the assets attributable to its Advisor Shares or its Investor Shares to SIMNA, SFA, the Funds’ distributor, and such other entities as may from time to time act as the shareholder servicer of such class for providing services and/or incurring expenses directly or indirectly supporting or relating to the shareholder servicing function for Advisor Shares and Investor Shares as compensation for such services and expenses. Payments under the Plan are made at an annual rate of up to 0.15% of a Fund’s average daily net assets attributable to the applicable share class; payments under the Plan are not made for distribution services or expenses. This payment is in addition to payments made under the Funds’ 12b-1 plans, if applicable. SIMNA, SFA, or any of their affiliates, may, from time to time, also make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services or distribution, out of their own resources. Previously, each Fund, with respect to its Advisor Shares, was authorized to reimburse SIMNA, SFA, or their affiliates for a portion of payments related to sub-administration, sub-transfer agency, or other shareholder services; the amount of that reimbursement was limited to 0.10% of a Fund’s Advisor Shares’ average daily net assets.

Prior to December 19, 2014, Schroder Global Multi-Cap Equity Fund was subject to a shareholder service plan with respect to its Investor Shares (previously, Institutional Service Shares), pursuant to which Schroder Global Multi-Cap Equity Fund paid SIMNA, SFA, or such other entity that from time to time acted as the shareholder servicer of Investor Shares, a service fee at an annual rate of up to 0.10% of the average daily net assets attributable to its Investor Shares.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

NOTE 4 — DERIVATIVE CONTRACTS

Derivative instruments and hedging activities require enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effect on the Funds’ financial position, performance, and cash flows.

The fair value of derivative instruments as of April 30, 2015, was as follows:

	Statement of Assets and Liabilities	Asset	Liability
Fund	Location	Derivatives	Derivatives
Schroder North American Equity Fund
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	$—	$(441,764)
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(41,140)
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(24,196)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	12,270	(30,879)
		$12,270	$(55,075)
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	Variation margin payable on futures	$—	$(95,450)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	48,531	(375,518)
		$48,531	$(470,968)
Schroder Global Multi-Cap Equity Fund
Equity contracts	Variation margin receivable/(payable)
Futures Contracts	on futures	$2,333	$(42,210)
Foreign exchange contracts	Unrealized appreciation/(depreciation)
Forward Contracts	on forward foreign currency contracts	—	(284,443)
		$2,333	$(326,653)

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2015, was as follows:

The amount of net realized gain (loss) and change in unrealized appreciation (depreciation) on derivatives:

		Change in Unrealized
	Net Realized	Appreciation
Fund	Gain/(Loss)*	(Depreciation)**	Total
Schroder North American Equity Fund
Foreign exchange contracts
Forward Contracts	$1,339,924	$(567,404)	$772,520
Schroder U.S. Opportunities Fund
Equity contracts
Futures Contracts	$32,648	$10,415	$43,063
Schroder U.S. Small and Mid Cap Opportunities Fund
Equity contracts
Futures Contracts	$(863)	$—	$(863)
Schroder Emerging Markets Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$67,121	$(11,940)	$55,181
Foreign exchange contracts
Forward Contracts	57,492	(18,609)	38,883
	$124,613	$(30,549)	$94,064
Schroder International Multi-Cap Value Fund
Equity contracts
Futures Contracts	$(281,871)	$175,059	$(106,812)
Foreign exchange contracts
Forward Contracts	1,269,792	(728,428)	541,364
	$987,921	$(553,369)	$434,552
Schroder Global Multi-Cap Equity Fund
Equity contracts
Futures Contracts	$252,068	$71,545	$323,613
Foreign exchange contracts
Forward Contracts	253,401	(352,701)	(99,300)
	$505,469	$(281,156)	$224,313

* Futures contracts are included in net realized gain (loss) on futures and forward contracts are included in net realized gain (loss) on foreign currency transactions.

** Futures contracts are included in change in unrealized appreciation on futures and forward contracts are included in change in unrealized appreciation (depreciation) on forward foreign currency contracts and foreign currency transactions.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

The volume of forward contracts and futures contracts, as a percentage of net assets, based on gross month-end notional amounts during the period, including long and short positions, at absolute value, was as follows for the period ended April 30, 2015:

Forward Contracts
Schroder North American Equity Fund
Average Notional Amount Outstanding	2.51%
Notional Amount Outstanding as of April 30, 2015	1.54%

Futures Contracts
Schroder U.S. Opportunities Fund
Average Notional Amount Outstanding	1.00%
Notional Amount Outstanding as of April 30, 2015	1.54%

Futures Contracts
Schroder U.S. Small and Mid Cap Opportunities Fund
Average Notional Amount Outstanding	0.15%
Notional Amount Outstanding as of April 30, 2015	0.00%

	Forward Contracts	Futures Contracts
Schroder Emerging Markets Multi-Cap Equity Fund
Average Notional Amount Outstanding	9.43%	7.07%
Notional Amount Outstanding as of April 30, 2015	8.30%	9.46%

	Forward Contracts	Futures Contracts
Schroder International Multi-Cap Value Fund
Average Notional Amount Outstanding	8.99%	2.59%
Notional Amount Outstanding as of April 30, 2015	4.43%	2.44%

	Forward Contracts	Futures Contracts
Schroder Global Multi-Cap Equity Fund
Average Notional Amount Outstanding	8.58%	1.93%
Notional Amount Outstanding as of April 30, 2015	5.24%	2.76%

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

In accordance with the authoritative guidance under U.S. GAAP, “Disclosures about Offsetting Assets and Liabilities” requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting agreements.  The Funds do not offset such instruments on the Statement of Assets and Liabilities, rather such instruments are presented on a gross basis.

The following is a summary by derivative type of the market value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty as of April 30, 2015:

	Gross Assets-	Gross Liabilities-	Net	Cash
	Recognized in the	Recognized in the	Amount	Collateral
	Statement of Assets	Statement of Assets	Available to	Pledged or	Net
	and Liabilities	and Liabilities	be Offset	(Received)†	Amount‡

Schroder North American Equity Fund

	Forward Contracts	Forward Contracts
Royal Bank of Canada	$—	$(441,764)	$(441,764)	$—	$(441,764)

Schroder Emerging Markets Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
Credit Suisse First Boston	$—	$(30,879)	$(30,879)	$—	$(30,879)
Deutsche Bank Securities	2,527	—	2,527	—	2,527
Goldman Sachs	2,519	—	2,519	—	2,519
HSBC	7,224	—	7,224	—	7,224
Total	$12,270	$(30,879)	$(18,609)	$—	$(18,609)

Schroder International Multi-Cap Value Fund

	Forward Contracts	Forward Contracts
Barclays Capital	$48,531	—	$48,531	$—	$48,531
BNP Paribas	—	(89,340)	(89,340)	—	(89,340)
HSBC	—	(96,470)	(96,470)	—	(96,470)
Royal Bank of Canada	—	(189,708)	(189,708)	—	(189,708)
Total	$48,531	$(375,518)	$(326,987)	$—	$(326,987)

Schroder Global Multi-Cap Equity Fund

	Forward Contracts	Forward Contracts
Deutsche Bank Securities	$—	$(5,748)	$(5,748)	$—	$(5,748)
HSBC	—	(40,373)	(40,373)	—	(40,373)
Royal Bank of Canada	—	(238,322)	(238,322)	—	(238,322)
Total	$—	$(284,443)	$(284,443)	$—	$(284,443)

† Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

‡ Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.  Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

NOTE 5 — REDEMPTION FEES

Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, and Schroder Global Multi-Cap Equity Fund generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to SFA or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Capital paid-in” on the Statements of Assets and Liabilities. The redemption fees retained for the period ended April 30, 2015 were as follows:

Schroder U.S. Opportunities Fund	$454
Schroder U.S. Small and Mid Cap Opportunities Fund	219
Schroder Emerging Market Equity Fund	27,760
Schroder International Alpha Fund	535
Schroder International Multi-Cap Value Fund	3,431
Schroder Global Multi-Cap Equity Fund	3,173

NOTE 6 — TRANSACTIONS WITH AFFILIATES

The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or SFA.  Certain officers of the Funds are also officers of SIMNA and SFA. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term and U.S. Government securities for each Fund, for the period ended April 30, 2015 were as follows:

	Purchases	Sales and Maturities
Schroder North American Equity Fund	$281,206,911	$334,102,031
Schroder U.S. Opportunities Fund	27,939,560	39,907,418
Schroder U.S. Small and Mid Cap Opportunities Fund	15,015,833	24,992,018
Schroder Emerging Market Equity Fund	432,875,995	404,069,631
Schroder Emerging Markets Multi-Cap Equity Fund	14,788,691	13,029,810
Schroder International Alpha Fund	37,544,919	48,269,667
Schroder International Multi-Cap Value Fund	176,330,068	109,888,248
Schroder Global Multi-Cap Equity Fund	102,412,912	131,744,238

NOTE 8 — FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership investments, foreign currency transactions and utilization of equalization distribution on redemption. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

At October 31, 2014, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Realized Gain (Loss)	Increase (Decrease) Capital Paid-in
Schroder North American Equity Fund	$939,173	$(938,351)	$(822)
Schroder U.S. Opportunities Fund	19,690	(1,557,628)	1,537,938
Schroder U.S. Small and Mid Cap Opportunities Fund	17,806	(1,780,847)	1,763,041
Schroder Emerging Market Equity Fund	(522,557)	522,557	—
Schroder Emerging Markets Multi-Cap Equity Fund	90,022	(90,022)	—
Schroder International Alpha Fund	(115,465)	115,465	—
Schroder International Multi-Cap Value Fund	1,117,147	(1,117,147)	—
Schroder Global Multi-Cap Equity Fund	535,735	(535,482)	(253)

The tax character of dividends and distributions declared during the years or periods ended October 31, 2014 and October 31, 2013, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Schroder North American Equity Fund
2014	$12,933,304	$—	$12,933,304
2013	10,705,026	—	10,705,026
Schroder U.S. Opportunities Fund
2014	4,585,313	17,942,726	22,528,039
2013	217,460	10,224,237	10,441,697
Schroder U.S. Small and Mid Cap Opportunities Fund
2014	3,256,364	11,411,952	14,668,316
2013	1,630,780	4,761,970	6,392,750
Schroder Emerging Market Equity Fund
2014	8,048,688	—	8,048,688
2013	5,128,289	—	5,128,289
Schroder Emerging Markets Multi-Cap Equity Fund
2014	1,259,802	—	1,259,802
2013	132,510	—	132,510
Schroder International Alpha Fund
2014	2,081,493	1,544,405	3,625,898
2013	749,256	—	749,256
Schroder International Multi-Cap Value Fund
2014	12,208,725	2,659,321	14,868,046
2013	3,651,084	—	3,651,084
Schroder Global Multi-Cap Equity Fund
2014	6,920,618	4,649,584	11,570,202
2013	715,184	—	715,184

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

As of October 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Current Late- Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Schroder North American Equity Fund	$11,702,326	$27,881,860	$—	$—	$213,985,642	$(127,341)	$253,442,487
Schroder U.S. Opportunities Fund	—	15,239,726	—	(193,000)	31,266,826	11	46,313,563
Schroder U.S. Small and Mid Cap Opportunities Fund	1,927,957	7,462,800	—	—	14,497,415	(7,437)	23,880,735
Schroder Emerging Market Equity Fund	8,928,960	—	(53,568,859)	—	101,412,554	(10,392)	56,762,263
Schroder Emerging Markets Multi-Cap Equity Fund	1,138,225	167,585	—	—	385,093	—	1,690,903
Schroder International Alpha Fund	5,739,142	5,436,951	(4,221,708)	—	10,473,435	5,821	17,433,641
Schroder International Multi-Cap Value Fund	4,150,734	3,805,699	—	—	(3,696,557)	(419,144)	3,840,732
Schroder Global Multi-Cap Equity Fund	11,032,143	10,344,516		—	15,961,638	(76,942)	37,261,355

Each Fund may use its tax basis capital loss carryforwards listed above to offset taxable capital gains realized in subsequent years for federal income tax purposes, subject in some cases to certain limitations. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010, the date of enactment of the Regulated Investment Company Modernization Act of 2010 (“pre-RlC Mod losses”), the Fund is permitted to carry such losses forward for eight taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-RIC Mod losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must use any post-RlC Mod losses, which will not expire, before it uses any pre-RIC Mod losses. This increases the likelihood that pre-RlC Mod losses will expire unused at the conclusion of the eight-year carryforward period. The Fund listed below has the following pre-RIC Mod losses, which expire on the following date, except that the carryforward of Schroder International Alpha Fund may be subject to annual limitations:

October 31, 2017

Schroder International Alpha Fund	4,221,708

The Fund listed below has the following post-RIC Mod losses, which do not expire:

	Short-Term Loss	Long-Term Loss	Total
Schroder Emerging Market Equity Fund	$53,382,266	$186,593	$53,568,859

During the year ended October 31, 2014, the Funds listed below utilized capital loss carryforwards to offset capital gains:

Schroder North American Equity Fund	$11,229,134
Schroder International Alpha Fund	2,317,358
Schroder International Multi-Cap Value Fund	960,903

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

At April 30, 2015, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:

	Identified Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Schroder North American Equity Fund	$553,089,858	$220,714,463	$(4,452,912)	$216,261,551
Schroder U.S. Opportunities Fund	97,551,934	33,035,717	(1,459,180)	31,576,537
Schroder U.S. Small and Mid Cap Opportunities Fund	42,925,364	15,086,861	(383,249)	14,703,612
Schroder Emerging Market Equity Fund	1,118,390,332	232,910,675	(45,247,536)	187,663,139
Schroder Emerging Markets Multi-Cap Equity Fund	29,915,199	2,894,559	(2,155,665)	738,894
Schroder International Alpha Fund	159,202,675	24,016,229	(3,602,563)	20,413,666
Schroder International Multi-Cap Value Fund	299,280,459	26,275,063	(14,279,988)	11,995,075
Schroder Global Multi-Cap Equity Fund	194,426,773	23,446,656	(7,655,918)	15,790,738

NOTE 9 — PORTFOLIO INVESTMENT RISKS

Schroder Emerging Market Equity Fund, Schroder Emerging Market Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund have a relatively large portion of their assets invested in companies or issuers domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may invest more than 25% of its total assets in issuers located in any one country or group of countries. When a Fund invests in a foreign country, it is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund’s assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

Schroder North American Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Emerging Markets Multi-Cap Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund and Schroder Global Multi-Cap Equity Fund may enter into derivative transactions including futures contracts, options, and swap contracts. Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Funds’ adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative and may have the effect of creating investment leverage, and when a Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

NOTE 10 — BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of April 30, 2015 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of many shareholders.

	5% or Greater Shareholders
	Number	% of Fund Held
Schroder North American Equity Fund	3	96.97%
Schroder U.S. Opportunities Fund	3	77.62
Schroder U.S. Small and Mid Cap Opportunities Fund	4	79.04
Schroder Emerging Market Equity Fund	5	53.75
Schroder Emerging Markets Multi-Cap Equity Fund	2	78.13
Schroder International Alpha Fund	4	88.56
Schroder International Multi-Cap Value Fund	6	88.24
Schroder Global Multi-Cap Equity Fund	4	95.02

One account shown above holding 62.70% of the Schroder Emerging Markets Multi-Cap Equity Fund is owned by an affiliate of SIMNA.

NOTE 11 — LINE OF CREDIT

The Funds entered into a credit agreement on October 6, 2008, as amended from time to time, that enables them to participate in a $50 million committed revolving line of credit with JPMorgan Chase Bank, N.A.  Any advance under the line of credit is contemplated primarily for temporary or emergency purposes, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on their borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. For the period ended April 30, 2015, the Schroder North American Equity Fund utilized the line of credit for $1,487,749 for a period of 4 days paying interest of $233, the Schroder Emerging Market Equity Fund utilized the line of credit for $8,393,258 for a period of 1 day paying interest of $432 and $3,070,000 for a period of 2 days paying interest of $122, the Schroder Emerging Markets Multi-Cap Equity Fund utilized the line of credit for $241,778 for a period of 4 days paying interest of $38, the Schroder International Alpha Fund utilized the line of credit for $563,041 for a period of 4 days paying interest of $88 and the Schroder Global Multi-Cap Equity Fund utilized the line of credit for $25,679,258 for a period of 19 days paying interest of $6,051, which is included in the Statement of Operations as custody expense.

NOTE 12 — CAPITAL SHARE TRANSACTIONS

Capital share transactions for the period ended April 30, 2015 (unaudited) and the year or period ended October 31, 2014, were as follows:

	North American Equity Fund		U.S. Opportunities Fund		U.S. Small and Mid Cap Opportunities Fund
	2015	2014	2015	2014	2015	2014
Investor Shares:
Sales of shares	347,056	1,062,847	87,285	260,744	40,163	645,891
Reinvestment of distributions	2,656,100	854,096	605,263	872,089	705,277	746,794
Redemption of shares	(4,101,220)	(737,383)	(544,723)	(897,260)	(1,154,302)	(1,494,088)
Net increase (decrease) in Investor Shares	(1,098,064)	1,179,560	147,825	235,573	(408,862)	(101,403)
Advisor Shares:
Sales of shares	6,122	15,501	3,403	146	16,807	36,953
Reinvestment of distributions	990	231	4,017	6,924	70,606	111,448
Redemption of shares	(1,807)	(10,995)	(1,333)	(14,035)	(67,500)	(171,357)
Net increase (decrease) in Advisor Shares	5,305	4,737	6,087	(6,965)	19,913	(22,956)
R6 Shares*:
Sales of shares	—	—	—	—	530,118	—
Redemption of shares	—	—	—	—	(234,383)	—
Net increase in R6 Shares	—	—	—	—	295,735	—

Schroder Mutual Funds

Notes to Financial Statements (continued)

April 30, 2015 (unaudited)

	Emerging Market Equity Fund		Emerging Markets Multi- Cap Equity Fund		International Alpha Fund
	2015	2014	2015	2014	2015	2014
Investor Shares:
Sales of shares	18,512,107	40,218,336	819,303	556,063	7,532,932	2,009,913
Reinvestment of distributions	731,850	374,978	19,778	5,850	750,609	73,554
Redemption of shares	(40,297,330)	(16,998,829)	(2,360,857)	—	(6,441,704)	(1,823,168)
Net increase (decrease) in Investor Shares	(21,053,373)	23,594,485	(1,521,776)	561,913	1,841,837	260,299
Advisor Shares:
Sales of shares	303,577	5,445,485	2,056	6,615	49,308	211,676
Reinvestment of distributions	12,368	86,746	380	124	13,920	147,777
Redemption of shares	(5,690,074)	(11,525,111)	(786)	(9)	(6,800,054)	(1,624,412)
Net increase (decrease) in Advisor Shares	(5,374,129)	(5,992,880)	1,650	6,730	(6,736,826)	(1,264,959)
R6 Shares*:
Sales of shares	29,307,604	—	1,981,986	—	4,887,782	—
Reinvestment of distributions	—	—	38	—	—	—
Redemption of shares	(53,950)	—	—	—	—	—
Net increase in R6 Shares	29,253,654	—	1,982,024	—	4,887,782	—

	International Multi-Cap Value Fund		Global Multi-Cap Equity Fund
	2015	2014	2015	2014
Investor Shares:
Sales of shares	16,926,792	15,594,884	2,946,691	6,966,361
Reinvestment of distributions	—	456,698	741,788	122,795
Redemption of shares	(8,380,054)	(3,759,266)	(5,499,478)	(1,976,222)
Net increase (decrease) in Investor Shares	8,546,738	12,292,316	(1,810,999)	5,112,934
Advisor Shares:
Sales of shares	12,773,928	2,936,155	8,534	—
Reinvestment of distributions	583,021	373,722	—	—
Redemption of shares	(13,240,105)	(4,490,113)	—	—
Net increase (decrease) in Advisor Shares	116,844	(1,180,236)	8,534	—
R6 Shares*:
Sales of shares	435,722	—	1,046,405	3,942,966
Reinvestment of distributions	100,761	—	1,129,837	515,150
Redemption of shares	(427,923)	—	(537,462)	(5,495,747)
Net increase (decrease) in R6 Shares	108,560	—	1,638,780	(1,037,631)

*R6 Shares commenced operations on December 30, 2014.

** For the Global Multi-Cap Equity Fund, Investor Shares were formerly Institutional Service Shares and R6 Shares were formerly the Institutional Shares.

NOTE 13 — LITIGATION

In May 2011, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as Litigation Trustee of the LB Litigation Trust in the case captioned Weisfelner v. A. Holmes & H. Holmes TTEE, et al. (Adv. Pro. No. 10-5525) (Bankr. S.D.N.Y.) (the “Litigation Trust Action”). In January 2012, “Schroders U.S. Mutual Funds” was served with a summons and complaint in an action brought by Edward S. Weisfelner, as trustee of the LB Creditors Trust, in the case captioned Weisfelner v. Fund 1 et al. (Adv. Pro. No. 10-04609) (the “Creditors Trust Action”). Both litigations sought to recover all payments made to shareholders in the December 2007 leveraged buyout of Lyondell Chemical Company as alleged fraudulent transfers.  On January 8, 2015, following a widely-circulated settlement offer by the plaintiffs and a consideration by the Board of Trustees, Schroder North American Equity Fund signed a settlement agreement with the plaintiffs in the litigations.  As a result, all claims against Schroder North American Equity Fund were dismissed pursuant to notices of dismissals dated January 23, 2015 pursuant to which the Fund paid $204,542.40.

Schroder Mutual Funds

Notes to Financial Statements (concluded)

April 30, 2015 (unaudited)

NOTE 14 — SHARE SPLIT AND SPECIAL DIVIDEND

Effective on September 27, 2012, the Trustees declared a ten for one share split for Schroder Global Multi-Cap Equity Fund — Institutional Class with respect to its shareholders of record on September 26, 2012. The Trustees also declared a special dividend on September 21, 2012 to shareholders of record of Schroder Global Multi-Cap Equity Fund — Institutional Class on September 20, 2012.

NOTE 15 — RECENT ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, SIMNA is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

NOTE 16 — SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued.  Based on this evaluation, no adjustments were required to the financial statements as of April 30, 2015.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a Schroder Mutual Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2014 to April 30, 2015).

The table below illustrates your Fund’s costs in two ways.

•      Actual expenses. This section helps you to estimate the actual expenses after fee waivers, if applicable, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

•      Hypothetical example for comparison purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past did incur expenses. In this case, because the return used is not the Fund’s actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

	Beginning Account Value 11/1/14	Ending Account Value 4/30/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder North American Equity Fund
Actual Expenses
Investor Shares	$1,000.00	$1,036.30	0.31%	$1.57
Advisor Shares	1,000.00	1,034.40	0.66	3.33
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,023.26	0.31%	$1.56
Advisor Shares	1,000.00	1,021.52	0.66	3.31

Schroder U.S. Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00	$1,050.30	1.31%	$6.66
Advisor Shares	1,000.00	1,049.30	1.59	8.08
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00	$1,018.30	1.31%	$6.56
Advisor Shares	1,000.00	1,016.91	1.59	7.95

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) — (continued)

	Beginning Account Value 11/1/14		Ending Account Value 4/30/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Expenses
Investor Shares	$1,000.00		$1,079.00	1.05%	$5.41
Advisor Shares	1,000.00		1,077.80	1.30	6.70
R6 Shares	1,000.00	†	1,038.00	0.90	3.04	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,019.59	1.05%	$5.26
Advisor Shares	1,000.00		1,018.35	1.30	6.51
R6 Shares	1,000.00		1,020.33	0.90	4.51

Schroder Emerging Market Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$1,031.00	1.23%	$6.19
Advisor Shares	1,000.00		1,030.20	1.48	7.45
R6 Shares	1,000.00	†	1,085.70	1.10	3.80	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,018.70	1.23%	$6.16
Advisor Shares	1,000.00		1,017.46	1.48	7.40
R6 Shares	1,000.00		1,019.34	1.10	5.51

Schroder Emerging Markets Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$1,014.70	1.16%	$5.79
Advisor Shares	1,000.00		1,013.50	1.35	6.74
R6 Shares	1,000.00	†	1,075.50	0.90	3.10	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,019.04	1.16%	$5.81
Advisor Shares	1,000.00		1,018.10	1.35	6.76
R6 Shares	1,000.00		1,020.33	0.90	4.51

Schroder International Alpha Fund
Actual Expenses
Investor Shares	$1,000.00		$1,055.00	0.95%	$4.84
Advisor Shares	1,000.00		1,053.70	1.15	5.86
R6 Shares	1,000.00	†	1,077.20	0.80	2.75	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,020.08	0.95%	$4.76
Advisor Shares	1,000.00		1,019.09	1.15	5.76
R6 Shares	1,000.00		1,020.83	0.80	4.01

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 121/365 (to reflect the period).

† Beginning Account Value is from inception date.

Schroder Mutual Funds

Disclosure of Fund Expenses (unaudited) – (concluded)

	Beginning Account Value 11/1/14		Ending Account Value 4/30/15	Net Annualized Expense Ratios	Expenses Paid During Period*
Schroder International Multi-Cap Value Fund
Actual Expenses
Investor Shares	$1,000.00		$1,044.30	0.91%	$4.61
Advisor Shares	1,000.00		1,042.90	1.19	6.03
R6 Shares	1,000.00	†	1,082.10	0.75	2.59	**
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,020.28	0.91%	$4.56
Advisor Shares	1,000.00		1,018.89	1.19	5.96
R6 Shares	1,000.00		1,020.88	0.75	3.76

Schroder Global Multi-Cap Equity Fund
Actual Expenses
Investor Shares	$1,000.00		$1,027.80	0.80%	$4.02
Advisor Shares	1,000.00	†	1,042.90	1.05	3.56	**
R6 Shares	1,000.00		1,028.00	0.66	3.32
Hypothetical Example for Comparison Purposes
Investor Shares	$1,000.00		$1,020.83	0.80%	$4.01
Advisor Shares	1,000.00		1,019.44	1.05	5.26
R6 Shares	1,000.00		1,021.52	0.66	3.31

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 181/365 (to reflect the one-half year period).

** Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the account period, multiplied by 121/365 (to reflect the period).

† Beginning Account Value is from inception date.

Privacy Statement

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and income

•    account balances and account transactions

•    assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We Don’t Share
For nonaffiliates to market to you	No	We Don’t Share

Questions?	For Schroder Mutual Funds, call BFDS at (800) 464-3108. For other inquiries, call Institutional Client Service at (212) 641-3800 or email clientserviceny@us.schroders.com

Who we are

Who is providing this notice?	• Schroder Investment Management North America Inc. • Schroder Mutual Funds • Schroder Fund Advisors LLC

What we do

How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs.  Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

•    open an account and provide account information

•    give us your contact information

•    show your driver’s license or government issued ID

•    enter into an investment advisory contract

•    make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•    sharing for affiliates’ everyday business purposes—information about your creditworthiness

•    affiliates from using your information to market to you

•    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•     Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Schroders doesn’t jointly market.

Investment Advisor	Schroder Investment Management North America, Inc. 875 Third Avenue, 22nd Floor New York, NY

Trustees	Catherine A. Mazza (Chairman) Jay S. Calhoun Margaret M. Cannella Mark D. Gersten

Distributor	Schroder Fund Advisors LLC 875 Third Avenue, 22nd Floor New York, NY 10022

Transfer & Shareholder Servicing Agent	Boston Financial Data Services, Inc.

Custodian	JPMorgan Chase Bank

Counsel	Ropes & Gray LLP

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Schroder Capital Funds (Delaware)
Schroder Series Trust
Schroder Global Series Trust
P.O. Box 55260
Boston, MA 02205-5260
(800) 464-3108

00149120

Item 2.         Code of Ethics.

Not applicable for semi-annual report.

Item 3.         Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.         Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.         Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.         Schedule of Investments.

Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the period from February 1, 2015 through April 30, 2015 that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b)  Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schroder Global Series Trust

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer

Date: July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer

Date: July 1, 2015

By (Signature and Title)*	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Chief Financial Officer

Date: July 1, 2015

*     Print the name and title of each signing officer under his or her signature.